As filed with the Securities and Exchange Commission on March 18, 2010

1933 Act File No. 333-164388

1940 Act File No. 811-21601

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 3

☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 10

PIMCO Income Strategy Fund II

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas

New York, New York 10105

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(212) 739-3222

(Registrant’s Telephone Number, including Area Code))

Thomas J. Fuccillo, Esq.

c/o Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, New York 10105

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies of Communications to:

David C. Sullivan, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box ☐.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c).

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price[1]	Amount of Registration Fee
Common Shares, par value $0.00001	14,444,000	$9.84	$142,128,960[1]	$10,133.79[2]
Rights to Subscribe for Common Shares	43,332,000 Rights	None[3]	None	None

1	Estimated solely for the purpose of calculating the registration fee as required by Rule 457(c) under the Securities Act of 1933, as amended, based upon the average of the high and low sales prices reported on the New York Stock Exchange consolidated reporting system of $9.84 on March 9, 2010.
2	A registration fee of $71.30 was previously paid in connection with the initial filing on January 19, 2010 and a registration fee of $10,062.49 was previously paid in connection with Pre-Effective Amendment No. 1 filed on March 15, 2010. No additional registration fee is required to be paid in connection with this filing.
3	No separate consideration will be received by the Registrant for the Rights.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	March 18, 2010

PIMCO Income Strategy Fund II

(formerly, PIMCO Floating Rate Strategy Fund)

[• ] Common Shares

Issuable Upon Exercise of Rights to Subscribe for Such Shares

PIMCO Income Strategy Fund II (formerly, PIMCO Floating Rate Strategy Fund, the “Fund”) is a diversified closed-end management investment company. The Fund’s investment objective is to seek high current income, consistent with the preservation of capital.

The Fund is issuing transferable rights (“Rights”) to its common shareholders of record (“Record Date Shareholders”) as of 5:00 p.m., Eastern time, on March 24, 2010 (the “Record Date”), entitling the holders of those Rights to subscribe for up to an aggregate of [•] of the Fund’s common shares of beneficial interest (the “Offer”). Record Date Shareholders will receive one Right for each outstanding whole common share held on the Record Date. The Rights entitle their holders to purchase one new common share for every three Rights held (1-for-3). Any Record Date Shareholder who is issued fewer than three Rights may subscribe for one full common share in the offer. In addition, Record Date Shareholders who fully exercise their Rights (other than those Rights that cannot be exercised because they represent the right to acquire less than one common share) will be entitled to subscribe for additional common shares of the Fund that remain unsubscribed as a result of any unexercised Rights. This over-subscription privilege is subject to a number of limitations and subject to allotment.

The subscription price (the “Subscription Price”) will be determined based upon a formula equal to 90% of the average of the last reported sale prices of the Fund’s common shares on the NYSE on the Expiration Date (as defined below) and on each of the four preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 80% of the Fund’s net asset value per common share on the Expiration Date, then the Subscription Price will be 80% of the Fund’s net asset value per common share on that day. The Offer will expire at 5:00 p.m., Eastern time, on April 23, 2010, unless extended as described in this prospectus (the “Expiration Date”).

Rights holders may not know the Subscription Price at the time of exercise and will be required initially to pay for both the common shares subscribed for pursuant to the primary subscription and, if eligible, any additional common shares subscribed for pursuant to the over-subscription privilege at the estimated Subscription Price of $[•] per common share and, except in limited circumstances, will not be able to rescind their subscription.

Exercising your Rights and investing in the Fund’s common shares involves a high degree of risk and may be considered speculative. Before exercising your Rights and investing in the Fund’s common shares, you should read the discussion of the material risks of investing in the Fund, including the risks of leverage and of investing in below investment grade/high yield securities, in “Principal risks of the Fund”. Certain of these risks are summarized in “Prospectus summary—Principal Risks of the Fund”.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated [•], 2010, containing additional information about the Fund has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page [•] of this prospectus. You may request a free copy of the Statement of Additional Information, request the Fund’s most recent annual and semiannual reports, request information about the Fund and make shareholder inquiries by calling (800)254-5197 or by writing to the Fund at c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105. You may also obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the

(continued on following page)

Commission’s Public Reference Room in Washington, D.C. by calling (202) 551-8090. The Commission charges a fee for copies. The Fund’s most recent annual and semiannual reports are available, free of charge, on the Fund’s website (http://www.allianzinvestors.com). You can obtain the same information, free of charge, from the Commission’s web site (http://www.sec.gov).

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total(1)
Estimated subscription price(2)	$[•]	$[•]
Estimated sales load(2)(3)	$[•]	$[•]
Estimated offering expenses	$[•]	$[•]
Estimated proceeds, after expenses, to the Fund(2)	$[•]	$[•]

(footnotes on inside front cover)

UBS Investment Bank

(continued from previous page)

Record Date Shareholders who do not fully exercise their Rights will, upon completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price per common share may be less than the then current net asset value per common share, the completion of the Offer may result in an immediate dilution of the net asset value per common share for all existing common shareholders of the Fund. Such dilution is not currently determinable because it is not known how many common shares will be subscribed for, what the net asset value or market price of the common shares will be on the Expiration Date or what the Subscription Price will be. Such dilution could be substantial. If such dilution occurs, common shareholders will experience a decrease in the net asset value per common share held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution to Record Date Shareholders of transferable Rights, which may themselves have intrinsic value, will afford such shareholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests. No assurance can be given that a market for the Rights will develop, or as to the value, if any, that the Rights will have. See “The Offer—Investment Considerations and Dilution.”

The Fund’s outstanding common shares are listed and trade on the New York Stock Exchange (“NYSE”) under the symbol “PFN,” as will the common shares offered for subscription in the Offer. The Rights are transferable and will be admitted for trading on the NYSE under the symbol PFN.RT throughout the term of the Offer, which may afford non-subscribing Record Date Shareholders the opportunity to sell their Rights for cash value. See “The Offer” for a complete discussion of the terms of the Offer.

If you have questions or need further information about the Offer, please write The Altman Group, the Fund’s information agent for the Offer, at 60 East 42nd Street, Suite 916, New York, NY 10165 or call (866) 207-3647.

The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The average portfolio duration of the Fund normally will be in a low to intermediate range (i.e., zero to eight years). The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”), or Fitch, Inc. (“Fitch”)) or that are unrated but judged by the Fund’s sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), to be of comparable quality, and also may invest without limit in investment grade securities. The Fund has the flexibility to allocate and re-allocate its assets in varying proportions among floating- and fixed-rate debt instruments as well as among investment grade and non-investment grade securities, and may choose to focus more heavily or exclusively on an asset class (i.e., floating or fixed; investment grade or non-investment grade) at any time and from time to time based on PIMCO’s assessment of relative values, market conditions and other factors. The Fund is actively managed in accordance with PIMCO’s top down short-term (cyclical) and longer-term (secular) economic outlook, using strategies that focus on credit quality analysis and risk management techniques. See “Investment objective and policies—Investment Strategies” for further description of these and other investment management techniques used by PIMCO for the Fund. The Fund may invest in issuers of any credit quality (including bonds in the lowest ratings categories and securities that are in default or the issuers of which are in bankruptcy) if PIMCO determines that the particular obligation offers an attractive yield relative to its risk profile. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities are subject to greater risk of loss of principal and interest and may be less liquid than investment grade securities. The Fund normally invests predominantly in U.S. dollar-denominated debt securities, which may include those issued by foreign corporations or supranational government agencies. The Fund may invest up to 25% of its total assets in securities denominated in foreign currencies, and may invest up to 25% of its total assets in securities that are economically tied to emerging market countries. Various types of securities and other investments in which the Fund may invest are described under “Portfolio contents” in this prospectus. The Fund cannot assure you that it will achieve its investment objective.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(footnotes from front cover)

(1)	Assumes that all Rights are exercised at the estimated Subscription Price.

(2)	Estimated on the basis of 90% of the last reported sale price of a common share of the Fund on the NYSE on [•].

(3)	UBS Securities LLC will act as dealer manager for the Offer (the “Dealer Manager”). The Fund has agreed to pay the Dealer Manager a fee for its financial structuring and soliciting services equal to 3.50% of the Subscription Price per common share for each common share issued pursuant to the exercise of Rights and the over-subscription privilege. The Dealer Manager will reallow to broker-dealers in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price per common share for each common share issued pursuant to the exercise of Rights as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights solicitation fees equal to 0.50% of the Subscription Price per common share for each common share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of common shares held by each broker-dealer through The Depository Trust Company (“DTC”) on the Record Date. The fees and expenses of the Offer, including the Dealer Manager fee, will be borne by the Fund and indirectly by all of its common shareholders, including those who do not exercise their Rights. The Fund and Allianz Global Investors Fund Management LLC, the Fund’s investment manager, have each agreed to indemnify the Dealer Manager for losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the Dealer Manager has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Dealer Manager is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of common shares of the Fund.

i

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading “Principal risks of the Fund.”

The Fund	PIMCO Income Strategy Fund II (formerly, PIMCO Floating Rate Strategy Fund) is a diversified closed-end management investment company. The Fund commenced investment operations on October 29, 2004, following the initial public offering of its common shares. Throughout this prospectus, PIMCO Income Strategy Fund II is referred to simply as the “Fund.” See “The Fund.”

Purpose of the Offer	The Board of Trustees of the Fund (the “Board”), Allianz Global Investors Fund Management LLC, the Fund’s investment manager (“AGIFM” or the “Investment Manager”), and Pacific Investment Management Company LLC, the Fund’s sub-adviser (“PIMCO” or the “Sub-Adviser”), have determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund, in order to more fully take advantage of current and prospective investment opportunities that reflect the Sub-Adviser’s views regarding the credit markets. Consistent with the changes to the Fund’s name and investment policies and guidelines that became effective on March 1, 2010 (see “The Fund”), the Board, the Investment Manager and the Sub-Adviser believe that there are more attractive opportunities in fixed rate securities. By increasing assets through the Offer, the Fund believes that it will be able to cost-efficiently shift a larger portion of the Fund’s investment allocations from floating rate assets (including floating rate loans) to fixed rate instruments, achieve greater portfolio diversification with respect to industries and issuers currently represented in the portfolio (including as an alternative to possibly selling existing holdings that have appreciated in value) and potentially enhance risk-adjusted returns, in pursuit of its investment objective of seeking high current income, consistent with the preservation of capital. The Offer is also intended to enhance the market liquidity of the Fund’s common shares, reduce the Fund’s expense ratio modestly (not taking into account interest expense) and provide common shareholders with the opportunity to buy additional common shares at a discounted price to then-current market value.

The Offer may not be successful. The completion of the Offer may result in an immediate dilution of the net asset value per common share for all existing common shareholders of the Fund, including those who fully exercise their rights. See “The Offer—Purpose of the Offer.”

Important Terms of the Offer	The Fund is issuing transferable rights (“Rights”) to its common shareholders of record (“Record Date Shareholders”) as of 5:00 p.m., Eastern time, on March 24, 2010 (the “Record Date”), entitling the holders of those Rights to subscribe for up to an aggregate of [•] of the Fund’s common shares (the “Shares”) (the “Offer”). Record Date Shareholders will receive one Right for each outstanding whole common share held on the Record Date. The Rights entitle their holders to purchase one new common share for every three Rights held (1-for-3). Fractional Shares will not be issued upon the exercise of Rights; accordingly, Rights may be exercised only in integer multiples of three, except that any Record Date Shareholder who is issued fewer than three Rights may subscribe, at the Subscription Price (defined below), for one full Share. Assuming the exercise of all Rights, the Offer will result in an approximately 33 1/3% increase in the Fund’s common shares outstanding. The Offer is not contingent upon any number of Rights being exercised. The subscription period commences on March 24, 2010 and ends at 5:00 p.m., Eastern time, on April 23, 2010, unless otherwise extended (the “Expiration Date”). See “The Offer—Important Terms of the Offer.”

The Fund expects to declare a monthly common share dividend in April 2010. Such dividend will not be payable with respect to Shares that are issued pursuant to the Offer after the record date for such dividend.

The Fund will bear the expenses of the Offer and all such expenses will be borne indirectly by the Fund’s common shareholders, including those who do not exercise their Rights. These expenses include, but are not limited to, the dealer manager fee and reimbursement of dealer manager expenses, the expenses of preparing, printing and mailing the prospectus and Rights subscription materials for the Offer and the expenses of Fund counsel and the Fund’s independent registered public accounting firm in connection with the Offer.

Important Dates to Remember	Record Date:	March 24, 2010
	Subscription Period:	March 24, 2010 to April 23, 2010*
	Final Date Rights Will Trade on NYSE:	April 22, 2010*
	Expiration Date and Pricing Date:	April 23, 2010*
	Payment for Shares or Notice of Guarantees of Delivery Due:	April 23, 2010*
	Confirmation Mailed to Participants:	April 30, 2010*
	Final Payment for Shares Due:	May 14, 2010*†

* Unless the Offer is extended.
† See “The Offer––Payment for Shares.”

Subscription Price	The subscription price for the Shares (the “Subscription Price”) will be determined based on a formula equal to 90% of the average of the last reported sale price of the Fund’s common shares on the New York Stock Exchange (the “NYSE”) on the Expiration Date and on each of the four preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 80% of the Fund’s net asset value per common share on the Expiration Date, then the Subscription Price will be 80% of the Fund’s net asset value per common share on that day. Because the Expiration Date of the subscription period will be April 23, 2010 (unless the subscription period is extended), Rights holders may not know the Subscription Price at the time of exercise and will be required initially to pay for both the Shares subscribed for pursuant to the primary subscription and, if eligible, any additional Shares subscribed for pursuant to the over-subscription privilege at the estimated Subscription Price of $[•] per Share and, except in limited circumstances, will not be able to rescind their subscription. See “The Offer—Subscription Price.”

Over-Subscription Privilege	Record Date Shareholders who exercise all the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for additional Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment. If sufficient remaining Shares are available, all Record Date Shareholders’ over-subscription requests will be honored in full. Investors who are not Record Date Shareholders, but who otherwise acquire Rights pursuant to the Offer, are not entitled to subscribe for any Shares pursuant to the over-subscription privilege. To the extent sufficient Shares are not available to honor all over-subscription requests, unsubscribed Shares will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of common shares of the Fund they owned on the Record Date. See “The Offer—Over-Subscription Privilege.”

Sale and Transferability of Rights	The Rights will be admitted for trading on the NYSE under the symbol “PFN.RT” during the course of the Offer. Trading in the Rights on the NYSE may be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although there can be no assurance that a market for the Rights will develop. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels or sold through the Subscription Agent (defined below).

Record Date Shareholders who do not wish to exercise any of the Rights issued to them pursuant to the Offer may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Manager (as defined on the next page). Subscription certificates representing the Rights to be sold through or to the Dealer Manager must be received by the Subscription Agent by 5:00 p.m., Eastern time, on April 21, 2010 (or, if the subscription period is extended, by 5:00 p.m., Eastern time, two business days prior to the extended Expiration Date).

Alternatively, the Rights evidenced by a subscription certificate may be transferred until the Expiration Date in whole or in part by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. See “The Offer—Sale and Transferability of Rights.”

Method for Exercising Rights	Rights are evidenced by subscription certificates that will be mailed to Record Date Shareholders (except as described below under “Requirements for Foreign Shareholders”) or, if their common shares are held by Cede & Co. or any other depository or nominee, to Cede & Co. or such other depository or nominee. Rights may be exercised by filling in and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment of the estimated Subscription Price for the Shares. Completed subscription certificates and payments must be received by the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date at the offices of the Subscription Agent. Rights also may be exercised by contacting your broker, banker, trust company or other intermediary, who can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed subscription certificate. A fee may be charged for this service by your broker, banker, trust company or other intermediary. See “The Offer—Method for Exercising Rights” and “The Offer—Payment for Shares.”

Rights holders who have exercised their Rights will have no right to rescind their subscription after receipt by the Subscription Agent of the completed subscription certificate together with payment for Shares, except as described under “The Offer––Notice of Net Asset Value Decline.”

Requirements for Foreign Shareholders

Subscription certificates will not be mailed to Record Date Shareholders whose addresses are outside the United States (for these purposes, the United States includes the District of Columbia and the territories and possessions of the

United States) (“Foreign Shareholders”). The Subscription Agent will send a letter via regular mail to Foreign Shareholders to notify them of the Offer. The Rights of Foreign Shareholders will be held by the Subscription Agent for their accounts until instructions are received to exercise the Rights. If instructions have not been received by 5:00 p.m., Eastern time, on April 20, 2010, three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Rights of Foreign Shareholders will be transferred by the Subscription Agent to the Dealer Manager, who will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from sale of those Rights by or to the Dealer Manager will be remitted to these Foreign Shareholders.

Distribution Arrangements	UBS Securities LLC (“UBS” or the “Dealer Manager”) will act as Dealer Manager for this Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Dealer Manager, the Fund and the Investment Manager, the Dealer Manager will provide financial structuring services in connection with the Offer and will solicit the exercise of Rights and participation in the over-subscription privilege. The Fund has agreed to pay the Dealer Manager a fee for its financial structuring and soliciting services equal to 3.50% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of Rights and the over-subscription privilege. The fees paid to the Dealer Manager and other expenses of the Offer will be borne by the Fund and indirectly by all of its common shareholders, including those who do not exercise the Rights. The Dealer Manager will reallow a portion of its fees to other broker-dealers who have assisted in soliciting the exercise of Rights. The Fund and the Investment Manager have each agreed to indemnify the Dealer Manager for losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares it has acquired through purchasing and exercising the Rights, at prices it sets. Although the Dealer Manager may realize gains and losses in connection with purchases and sales of Shares, such offering of Shares is intended by the Dealer Manager to facilitate the Offer and any such gains or losses are not expected to be material to the Dealer Manager. The Dealer Manager’s fee for its financial structuring and soliciting services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of the Rights and the sale of Shares. See “Distributions.”

Investment Manager	The Investment Manager serves as the investment manager of the Fund. Subject to the supervision of the Fund’s Board of Trustees (the “Board”), the Investment Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Investment Manager receives an annual fee, payable monthly, in an amount equal to 0.75% of the Fund’s average weekly total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. The Investment Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Investment Manager provides investment management and advisory services to a number of closed-end and open-end investment company clients. The Investment Manager is a wholly-owned indirect subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. As of December 31, 2009, the Investment Manager and its investment management affiliates had approximately $1.7 trillion in assets under management.

The Investment Manager has retained its affiliate, PIMCO, as a sub-adviser to manage the Fund’s portfolio investments. See “—Sub-Adviser” below.

Sub-Adviser	PIMCO serves as the Fund’s sub-adviser responsible for managing the Fund’s portfolio investments. Subject to the supervision of the Investment Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to a number of open-end and closed-end investment companies. As of December 31, 2009, PIMCO had approximately $1 trillion in assets under management.

The Investment Manager (and not the Fund) pays a portion of the fees it receives to PIMCO in return for PIMCO’s services.

Subscription Agent	The subscription agent for the Offer is The Colbent Corporation (the “Subscription Agent”).

Information Agent	The information agent for the Offer is The Altman Group (the “Information Agent”). If you have questions or need further information about the Offer, please write the Information Agent at [60 East 42nd Street, Suite 916, New York, NY 10165] or call (866) 207-3647.

Listing	The Fund’s outstanding common shares are listed and trade on the NYSE under the trading or “ticker” symbol “PFN,” as will the Shares offered for subscription in the Offer. The Rights are transferable and will be admitted for trading on the NYSE under the symbol “PFN.RT” during the course of the Offer.

Use of Proceeds	The net proceeds of the Offer will be invested in accordance with the Fund’s investment objective and investment strategies set forth below. Assuming current market conditions, the Fund estimates that the net proceeds of the Offer will be substantially invested in accordance with its investment objective and investment strategies within one to three months of the completion of the Offer. Pending such investment, it is anticipated that the proceeds of the Offer will be invested in short-term debt securities. Following the completion of the Offer, the Fund currently intends to increase the Fund’s leverage. See “Use of leverage.”

Benefits to the Investment Manager and the Sub-Adviser

The Investment Manager and the Sub-Adviser will benefit from the Offer, in part, because the investment management fee paid by the Fund to the Investment Manager and the subadvisory fee paid by the Investment Manager to the Sub-Adviser each are based on the Fund’s average weekly “total managed assets,” meaning the total assets of the Fund (including any assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). It is not possible to state precisely the amount of additional compensation the Investment Manager and the Sub-Adviser will receive as a result of the Offer because it is not known how many Shares of the Fund will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming (i) all Rights are exercised, (ii) the Fund’s average weekly net asset value during the twelve-month period beginning May 1, 2010 is $[•] per common share (the net asset value per common share on [•]) (iii) the Subscription Price is $[•] per Share (90% of the last reported sale price of the Fund’s common shares on [•]), and (iv) for purposes of this example, the Fund increases the amount of leverage it has outstanding (through the use of repurchase agreements) while maintaining approximately the same percentage of total assets attributable to leverage, and after giving effect to the Dealer Manager fee and other estimated offering expenses, the Investment Manager and the Sub-Adviser would receive additional investment management fees and subadvisory fees of approximately $[•] and $[•], respectively, for the twelve-month period beginning May 1, 2010, and would continue to receive additional investment management fees and subadvisory fees, respectively, as a result of the Offer, based on the Fund’s average weekly total managed assets attributable to the Shares issued in the Offer and related additional leverage, thereafter.

Investment Objective	The Fund’s investment objective is to seek high current income, consistent with the preservation of capital. The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The average portfolio duration of the Fund normally will be in a low to intermediate range (i.e., zero to eight years). The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or that are unrated but judged by PIMCO to be of comparable quality, and also may invest without limit in investment grade securities.

The Fund has the flexibility to allocate and to re-allocate its assets in varying proportions among floating- and fixed-rate debt instruments as well as among investment grade and non-investment grade securities, and may choose to focus more heavily or exclusively on an asset class (i.e., floating or fixed; investment grade or non-investment grade) at any time and from time to time based on PIMCO’s assessment of relative values, market conditions and other factors.

Various types of securities and other instruments in which the Fund may invest are described under “Portfolio contents” below. The Fund cannot assure you that it will achieve its investment objective.

Investment Strategies

The Fund is actively managed in accordance with PIMCO’s top down short-term (cyclical) and longer-term (secular) economic outlook, using strategies that focus on credit quality analysis and risk management techniques. In selecting investments for the Fund, PIMCO attempts to identify floating- and/or fixed-rate debt instruments that provide high current income through fundamental research, driven by independent credit analysis and proprietary analytical tools. Investment decisions are based primarily on PIMCO’s assessment of the issuer’s credit characteristics and the position of the particular security in the issuer’s capital structure, in light of PIMCO’s outlook for particular industries, the economy and the market generally. At the same time, PIMCO may use a variety of techniques, such as credit default swaps, designed to control risk and to minimize the Fund’s exposure to issues that PIMCO believes are more likely to default or otherwise to depreciate in value over time and to detract from the Fund’s overall return to investors. The Fund cannot assure you that such securities will ultimately continue to pay current income or be paid in full at maturity.

Credit Quality. The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade or that are unrated but judged by PIMCO to be of comparable quality. The Fund may invest in issuers of any credit quality (including debt securities in the lowest ratings categories and securities that are in default or the issuers of which are in bankruptcy) if PIMCO determines that the particular security offers an attractive yield relative to its risk profile. The Fund will not invest more than 20% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each agency rating the security or that are unrated but judged by PIMCO to be of comparable quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt securities in the lowest investment grade category also may be considered to posses some speculative characteristics by certain rating agencies. The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue.

Independent Credit Analysis. PIMCO relies heavily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. In the case of floating rate loans in which the Fund may invest (“Floating Rate Loans”), PIMCO analyzes and takes into account the legal/protective features associated with the securities (such as their position in the borrower’s capital structure and any security through collateral) in assessing their credit characteristics. PIMCO has a devoted team of professionals that conducts fundamental credit research and analysis of individual issuers, industries and sectors and uses proprietary analytical tools (such as computer databases and Web-based applications) to assess and to monitor credit risk. The Fund’s portfolio manager utilizes this information in an attempt to manage credit risk and to identify issuers, industries or sectors that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities is particularly important to the extent that the Fund focuses on Floating Rate Loans and/or below investment grade securities. PIMCO’s ability to analyze Floating Rate Loans may be limited to the extent that the portfolio manager and analysts avoid the receipt of material, non-public information about the issuers of Floating Rate Loans. See “Principal risks of the Fund—Confidential Information Access Risk.”

Duration. The average portfolio duration of the Fund will normally be in a low to intermediate range (i.e., zero to eight years), although it may be longer at any time and from time to time based on PIMCO’s assessment of market conditions and other factors. PIMCO may utilize certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that, if used, such strategies will be successful.

Portfolio Contents

The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund may invest a substantial portion of its floating-rate assets in Floating Rate Loans. Other floating rate debt instruments in which the Fund may invest include catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and other debt securities, money market instruments and certain types of mortgage-backed and other asset-backed securities that pay interest at rates which adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund also considers floating rate assets to include securities with durations of less than or equal to one year and fixed rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate interest payments. The Fund also may invest in a wide variety of fixed-rate debt securities, including corporate bonds, convertible securities and mortgage-backed and other asset-backed securities issued on a public or private basis. The Fund may make use of a variety of other instruments, including collateralized debt obligations, preferred shares, commercial paper, U.S.

Government securities, zero-coupon and inflation-indexed bonds, real estate investment trusts (REITs), structured notes and other hybrid instruments and credit-linked trust certificates. Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation. The principal and/or interest rate on some debt instruments may be determined by reference to the performance of a benchmark asset or market, such as an index of securities, or the differential performance of two assets or markets, such as the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Fund may also hold common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The Fund may invest in securities that have not been registered for public sale, including securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including exchange-traded funds (ETFs). The Fund may invest in securities of companies with small market capitalizations.

As noted above, the Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade, and may also invest without limit in investment grade securities.

The Fund has a policy not to concentrate investments in any particular industry, but may (consistent with that policy) invest up to 25% of its assets in any particular industry, and may invest a substantial portion of its assets in companies in related sectors, such as those in the banking or financial services sectors, which may share common characteristics and are often subject to similar business risks and regulatory burdens.

The Fund expects to invest predominantly in U.S. dollar-denominated debt securities, which may include those issued by foreign corporations or supra-national government agencies. The Fund may invest up to 25% of its total assets in securities denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest up to 25% of its total assets in securities that are economically tied to emerging market countries.

The Fund may utilize various derivative strategies involving the purchase or sale of credit default swaps, total return swaps and other swap agreements, call and put options

(including options on futures contracts), futures and forward contracts, short sales and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, interest rate, currency and other risks in the portfolio. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sales contracts.

The Fund may invest without limit in illiquid securities. Illiquidity is generally determined using the Securities and Exchange Commission’s standard applicable to open-end investment companies (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). PIMCO will determine the liquidity of the Fund’s investments by reference to market conditions and contractual provisions.

The Fund cannot change its investment objective without the approval (a) of the holders of a “majority of the outstanding” common shares and any preferred shares (including the Fund’s currently outstanding auction market preferred shares (the “Preferred Shares”)) voting together as a single class, and (b) of the holders of a “majority of the outstanding” preferred shares (including the Preferred Shares) voting as a separate class. A “majority of the outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objective and strategies and invest some or all of its total assets in investment grade debt securities, including high quality, short-term debt securities. The Fund may not achieve its investment objective when it does so.

Use of Leverage	The Fund has utilized leverage since shortly after it began investment operations, including through the issuance of Preferred Shares. As of February 28, 2010, the aggregate dollar amount (i.e., liquidation preference) of the Fund’s outstanding Preferred Shares was $161 million, which then represented approximately 27% of the Fund’s total assets (including assets attributable to the Preferred Shares). Information regarding the terms and features of the Preferred Shares is provided under “Description of capital structure” in this prospectus.

Following the Offer, the Fund currently intends to add leverage to its portfolio by utilizing reverse repurchase agreements, dollar rolls or other forms of borrowings, such as bank loans or commercial paper or other credit facilities (together “Borrowings”) in order to maintain approximately the total amount of leverage (as a percentage of the Fund’s total assets) that the Fund currently maintains. As of February 28, 2010, the Fund had reverse repurchase agreements outstanding representing approximately 5% of the Fund’s total assets (including the leverage obtained through the use of the instruments), such that the Fund’s total leverage attributable in the aggregate to Preferred Shares and Borrowings then represented approximately 32% of the Fund’s total assets.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, credit default swap contracts, futures and forward contracts and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue other preferred shares to add leverage to its portfolio.

Following completion of the Offer, the Fund intends to increase the amount of its leverage outstanding. The Fund intends to do so by engaging in additional Borrowings, including through the use of reverse repurchase agreements, in order to maintain approximately the Fund’s current leverage ratio as described above, taking into account the additional assets raised through the issuance of Shares in the Offer. The Fund may also add leverage through the use of credit default swaps and other derivative transactions and/or the other techniques noted above. There is no assurance, however, that the Fund will determine to add leverage following the Offer, as the Fund intends to utilize leverage opportunistically and may choose to increase or decrease its use of leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. In this regard, the Fund may determine to increase its leverage ratio beyond current levels from time to time following the Offer. If the Fund determines to add leverage following the Offer, it is not possible to predict with accuracy the precise amount of leverage that would be added, in part, because it is not possible to predict the number of Shares that ultimately will be subscribed for in the Offer.

The Fund’s net assets attributable to its Preferred Shares and the net proceeds the Fund obtains from Borrowings or other forms of leverage will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the dividend rates payable on the Preferred Shares together with the costs to the Fund of other forms of leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to holders of he Fund’s common shares (“Common Shareholders”) than if the Fund were not so leveraged.

Regarding the expenses associated with the Fund’s leverage, the terms of the Preferred Shares provide that they would ordinarily pay dividends at a rate set at auctions held every seven days, subject to a maximum applicable rate calculated as a function of the Preferred Shares’ then-current rating and a reference interest rate. However, the weekly auctions for the Preferred Shares, as well as auctions for similar preferred shares of other closed-end funds across the U.S. industry, have failed since February 2008, and the dividend rates on the Preferred Shares since that time have been paid at the maximum applicable rate (i.e. the greater of a multiple of or a spread plus a reference rate, which is the greater of the applicable LIBOR rate or the applicable Treasury Index Rate). The Fund expects that the Preferred Shares will continue to pay dividends at the maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for the Preferred Shares may resume normal functioning. See “Principal risks of the Fund––Leverage Risk,” “Principal risks of the Fund––Additional Risks Associated with the Fund’s Preferred Shares” and “Description of capital structure” for more information.

Leveraging is a speculative technique and there are special risks and costs involved. The Fund cannot assure you that its Preferred Shares and any Borrowings or other forms of leverage (such as the use of derivatives strategies) will result in a higher yield on your common shares. When leverage is used, the net asset value and market price of the common shares and the yield to Common Shareholders will be more volatile. See “Principal risks of the Fund—Leverage Risk.” In addition, dividend, interest and other expenses borne by the Fund with respect to its Preferred Shares and any Borrowings or other forms of leverage are borne entirely by the Common Shareholders (and not by the holders of

Preferred Shares) and result in a reduction of the net asset value of the common shares. In addition, because the fees received by the Investment Manager and by PIMCO are based on the total managed assets of the Fund (including any assets attributable to any preferred shares and borrowings that may be outstanding), the Investment Manager and PIMCO have a financial incentive for the Fund to have Preferred Shares outstanding and to use certain other forms of leverage (e.g., reverse repurchase agreements and other Borrowings), which may create a conflict of interest between the Investment Manager and PIMCO, on the one hand, and the Common Shareholders, on the other hand.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement.

The 1940 Act also generally prohibits the Fund from engaging in most forms of leverage other than preferred shares (including through the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swap contracts and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act, i.e., the value of the Fund’s total assets less liabilities (other than the leverage and other senior securities) is at least 300% of the principal amount of such leverage (i.e., effectively limiting the use of leverage through senior securities representing indebtedness to 33 1 /3% of the Fund’s total assets, including assets attributable to the leverage). The Fund is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, this 300% asset coverage requirement is satisfied. The Fund may (but is not required to) cover its commitments under derivatives and certain other instruments by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage (other than preferred shares) used by the Fund. However, these transactions, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if the strategies were not used. See “Principal risks of the Fund—Leverage Risk.” Failure to maintain certain asset coverage requirements could result in an event of default under certain Borrowings that may be used by the Fund.

The Fund’s ability to utilize leverage is also limited by asset coverage requirements and other guidelines imposed by rating agencies (currently Moody’s and Fitch) that provide ratings for the Preferred Shares, which may be more restrictive than the limitations imposed by the 1940 Act noted above. See “Description of capital structure” for more information.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

Principal Risks of the Fund	The following is a summary of the principal risks associated with an investment in common shares of the Fund. Investors should also refer to “Principal risks of the Fund” in this prospectus and “Investment Objective and Policies” in the Statement of Additional Information for a more detailed explanation of these and other risks associated with investing in the Fund.

Market Discount Risk. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If common shares are sold, the price received may be more or less than the original investment. Net asset value of the Fund’s common shares will be reduced immediately following the Offer by expenses paid or reimbursed by the Fund in connection with the Offer. The completion of the Offer may result in an immediate dilution of the net asset value per common shares for all existing Common Shareholders, including those who fully exercise their Rights. The common shares are designed for long-term investors and should not be treated as trading vehicles. Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund’s common shares may trade at a price that is less than the Subscription Price for Shares issued pursuant to the Offer. This risk may be greater for investors who sell their Shares relatively shortly after completion of the Offer.

Market Risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

High Yield Risk. In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the net asset value of the Fund’s common shares or common share dividends. The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or that are unrated but judged by PIMCO to be of comparable quality, including debt securities that are in default or the issuers of which are in bankruptcy. The Fund will not invest more than 20% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each agency rating the security or that are unrated but judged by PIMCO to be of comparable quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” The prices of these lower grade bonds are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Bonds in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies.

The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. “See Principal risks of the Fund—Distressed and Defaulted Securities Risk.”

An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of a particular security. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. See “Principal risks of the Fund—Liquidity Risk.”

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider such factors as PIMCO’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Although Floating Rate Loans in which the Fund may invest will often be secured by collateral, there can be no assurance that liquidation of any such collateral would satisfy the borrower’s obligation in the event of default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Floating Rate Loan. To the extent the Fund focuses on Floating Rate Loans or other below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. See “Portfolio contents—High Yield Securities (“Junk Bonds”)” for additional information. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

Distressed and Defaulted Securities Risk. As noted above, the Fund may invest in the debt securities of financially distressed issuers, including those that are in default or the issuers of which are in bankruptcy. Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. PIMCO’s judgments about the credit quality of the issuer and the relative value of its securities may prove to be wrong.

Credit Risk. Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. In addition to the credit risks associated with high yield securities, the Fund could also lose money if the issuer of other debt obligations, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Fund may decrease its value.

Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund will normally have a low to intermediate average portfolio duration (i.e., zero to eight years), the Fund’s common share net asset value and market price per common share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Fund. The Fund’s use of leverage, as described below, will tend to increase common share interest rate risk. PIMCO may utilize certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that, if used, such strategies will be successful.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s common shares.

Liquidity Risk. The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. Floating Rate Loans and various other securities in which the Fund may invest may not be registered with the

Securities and Exchange Commission or any state securities commission and generally will not be listed on a national securities exchange. PIMCO will determine the liquidity of the Fund’s investments by reference to market conditions and contractual provisions.

Leverage Risk. The Fund utilizes leverage on an ongoing basis for investment purposes, including through its outstanding Preferred Shares and also from time to time through the use of reverse repurchase agreements, other Borrowings and through other transactions noted below. As noted under “Use of leverage”, the Fund currently intends to add leverage to its portfolio following the offer in order to maintain approximately the total amount of leverage (as a percentage of the Fund’s total assets that the Fund currently maintains. See “Use of leverage” for details.

Leverage creates several major types of risks for Common Shareholders, including:

•	the likelihood of greater volatility of net asset value and market price of common shares than a comparable portfolio without leverage;

•	the possibility either that common share dividends will fall if the costs of leverage rise, or that dividends paid on common shares will fluctuate because such costs vary over time; and

•

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the common shares.

In addition to using Preferred Shares and Borrowings, the Fund may also enter into other transactions that may give rise to a form of leverage including, among others, credit default swap contracts, futures and forward contracts and other derivatives transactions, loans of portfolio securities, short sales and when issued, delayed delivery and forward commitment transactions. The Fund’s use of such transactions gives rise to associated leverage risks described herein, and may adversely affect the Fund’s income and distributions. The Fund may manage some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value or the market value, as applicable, of those positions. The Fund also may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies. See “Use of leverage.”

The Fund’s use of leverage creates the opportunity for increased net income to Common Shareholders, but also creates special risks for Common Shareholders. There can be no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The net proceeds the Fund obtains from its use of leverage are invested in accordance with the Fund’s investment objective and strategies as described in this prospectus. If the rate of return, net of applicable Fund expenses, on the investments purchased by the Fund exceeds the costs of such leverage to the Fund (including dividends, interest and other repayment obligations), then, all other things being equal, the use of such leverage by the Fund may allow the Fund to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, the costs of leverage rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the investments held by the Fund, thereby reducing the return to Common Shareholders. Among other negative consequences, any decline in the net asset value of the Fund’s investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its “Aaa” rating (in the case of Moody’s) or “AAA” rating (in the case of Fitch) on the Preferred Shares. In an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to address these types of events, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of adverse economic conditions may result in a loss to the Fund. At other times, these liquidations may result in gain at the Fund level and thus in additional taxable distributions to Common Shareholders. See “Tax matters” for more information. The Preferred Shares have, and any Borrowings by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have, seniority over the Fund’s common shares.

Because the fees received by the Investment Manager and by PIMCO are based on the total managed assets of the Fund (including any assets attributable to any preferred shares and borrowings that may be outstanding), the Investment Manager and PIMCO have a financial incentive for the Fund to have Preferred Shares outstanding and to use certain other forms of leverage (e.g., reverse repurchase agreements and other Borrowings), which may create a conflict of interest between the Investment Manager and PIMCO, on the one hand, and the Common Shareholders, on the other hand.

Additional Risks Associated with the Fund’s Preferred Shares. Although the Preferred Shares ordinarily would pay dividends at rates set at periodic auctions, the weekly auctions for the Preferred Shares (and auctions for similar preferred shares across the U.S.) have failed since February 2008. The dividend rates on the Preferred Shares since that time have been paid, and the Fund expects that they will continue to be paid for the foreseeable future, at the “maximum applicable rate,” which is calculated using a reference interest rate. An increase in market interest rates generally, therefore, could increase substantially the dividend rate required to be paid by the Fund to the holders of Preferred Shares, which would reduce the funds available for distribution to Common Shareholders. It is possible that a substantial rise in interest rates could make the Fund’s continued use of Preferred Shares for leverage purposes less attractive than such use is currently considered to be. In such case, the Fund may elect to redeem all or some portion of the Preferred Shares outstanding, which may require it to dispose of investments at inopportune times and to incur losses on such dispositions. Such dispositions may adversely affect the Fund’s investment performance generally, and the resultant loss of leverage may materially and adversely affect the returns to Common Shareholders.

The Preferred Shares have complete priority over the common shares as to distribution of assets, and in the event of limited funds available for distribution to shareholders, it is possible that all of such funds would be paid to holders of Preferred Shares to the exclusion of Common Shareholders.

The Fund must satisfy certain asset coverage tests mandated by the rating agencies that rate the Preferred Shares. Failure by the Fund to maintain the required asset coverages (and to cure such failure in a timely manner) can require the Fund to redeem Preferred Shares, as discussed above. Moreover, the rating agency guidelines impose restrictions or limitations on the Fund’s use of certain financial instruments or investment techniques that the Fund might otherwise utilize in order to achieve its investment objective, which may adversely affect the Fund’s investment performance. The New Fitch Criteria (as defined in “Description of capital structure”) and related asset coverage requirements in various respects impose more stringent and limiting standards than the guidelines to which the Fund previously was subject. In this regard, the New Fitch Criteria may cause the Fund to invest in higher-quality assets, use derivatives transactions and related leverage to a lesser extent, maintain higher balances of highly liquid assets, and otherwise to invest the Fund’s assets differently than it otherwise would prefer, all or any of which could negatively affect the Fund’s investment performance, yield to Common Shareholders and common share net asset value and/or market price. Rating agency guidelines may be modified by the rating agencies in the future, and such modifications may make such guidelines substantially more restrictive, which could further negatively affect the Fund’s investment performance.

Issuer Risk. The value of debt instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Smaller Company Risk. The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling positions in securities of smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price for these purposes is the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security; that is, an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Principal risks of the Fund—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Preferred Securities Risk. In addition to equity securities risk (see “Principal risks of the Fund—Equity Securities and Related Market Risk”), credit risk (see “Principal risks of the Fund—Credit Risk”) and possibly high yield risk (see “Principal risks of the Fund—High Yield Risk”), investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions.

Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

If the Fund owns a preferred stock that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes despite the fact that it does not currently receive such amount. In order to receive the special treatment accorded to “regulated investment companies” (“RICs”) and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”) and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions.

Foreign (Non-U.S.) Investment Risk. The Fund may invest some or all of its assets in U.S. dollar-denominated debt obligations of foreign issuers or supra-national government agencies. The Fund may invest up to 25% of its total assets in securities denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund’s investments in foreign issuers and in securities denominated in foreign currencies involve special risks.

For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe or Asia), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities from other countries whose economies appear to be unrelated. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Additionally, investments in securities of foreign issuers generally will be denominated in foreign currencies, subjecting the Fund to foreign currency risk. See “Principal risks of the Fund—Foreign Currency Risk.”

Emerging Markets Risk. The Fund may invest up to 25% of its total assets in securities that are economically tied to emerging market countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. The Fund may invest to a significant extent in emerging market securities that are issued in local currencies, subjecting the Fund to a greater degree of foreign currency risk. See “Principal risks of the Fund—Foreign Currency Risk.” Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt, in default or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk. See “Principal risks of the Fund—Credit Risk” and “Principal Risks of the Fund—High Yield Risk.”

Foreign Currency Risk. The Fund’s common shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a significant portion of the Fund’s assets may at any time be denominated in foreign (non-U.S.) currencies and income received by the Fund from many foreign debt obligations will be paid in foreign currencies. The Fund may also invest in or gain exposure to foreign currencies themselves for investment or hedging purposes. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if utilized), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These fluctuations may have a significant adverse effect on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. As noted above, the Fund may (but is not required to) attempt to hedge some of its exposure to foreign currencies in order to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments for hedging or risk management purposes or as part of its investment strategies, such as call and put options (including options on futures contracts), futures and forward contracts, swap agreements (including total return and credit-default swaps) and short sales. The Fund may also have exposure to derivatives, such as interest rate or credit default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund may use derivatives as a substitute for taking a position in an underlying debt instrument or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, the Fund is subject to certain restrictions or limitations on its use of derivative strategies imposed by Moody’s and Fitch (or any rating agency that may in the future rate the Preferred Shares) in connection with their ratings of the Fund’s Preferred Shares. See “Description of capital structure.” The use of derivatives also may increase the amount and affect the character and/or timing of taxes payable by shareholders.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, these securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. For instance, the Fund may invest in stripped mortgage-backed securities with respect to which one class receives all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class receives all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these investments.

The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. For instance, certain collateralized debt obligations in which the Fund may invest are backed by pools of high-risk, below investment grade debt securities and may involve substantial credit and other risks. Further, due to their often complicated structures, various mortgage-related and asset-backed securities may be difficult to value and may constitute illiquid investments.

The value of mortgage-related and other asset-based securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to these securities, which may give the debtor the right to avoid payment.

Investments in mortgage-related securities may involve particularly high levels of risk under current market conditions. See “Principal risks of the Fund—Mortgage Market/Subprime Risk.” See also “Principal Risks of the Fund—Recent Economic Conditions Risk.”

Mortgage Market/Subprime Risk. The residential mortgage market in the United States has experienced extreme difficulties over the past few years that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased during that period and may continue to increase, and a decline in or flattening of housing values (as has been experienced during that period and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy during that period. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Government Entity Risk. As noted, the Fund may invest in mortgage-related and other debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities and sponsored enterprises. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises, such as the Federal Home Loan Banks, FHLMC, FNMA and the Student Loan Marketing Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. See “Investment Objective and Policies—Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information.

Risk of Investing in REITs. Like other mortgage-related securities, REITs are subject to interest rate risk and prepayment risk. Investing in REITs also involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Composite Stock Index.

Valuation Risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. See “Net asset value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset by the Fund.

Focused Investment Risk. Although the Fund has a policy not to concentrate investments in any particular industry, it may (consistent with that policy) invest up to 25% of its assets in any particular industry. To the extent that the Fund focuses its investments in a particular industry, the net asset value of the common shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors, such as those in the banking and financial services sectors, which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund will also be subject to focused investment risks to the extent that it invests a substantial portion of its assets in a particular country or geographic region. See “Principal risks of the Fund—Foreign (Non-U.S.) Investment Risk,” “Principal risks of the Fund—Emerging Markets Risk” and “Principal risks of the Fund—Foreign Currency Risk.”

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from prepaid, matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on the market price, net asset value and/or overall return of the Fund’s common shares.

Short Sale Risk. The Fund may use short sales for investment and risk management purposes, including when PIMCO anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which the Fund sells a security or other instrument (such as an option forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivative instruments, such as futures on indices or swaps on individual securities. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may, to the extent permitted by law, engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. The Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by the Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the relevant securities markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. See “Principal risks of the Fund—

Leveraging Risk”. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. See “Principal risks of the Fund—Counterparty Risk”. To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Principal Risks of the Fund—Derivatives Risk”.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Confidential Information Access Risk. In managing the fund, PIMCO normally will seek to avoid the receipt by the portfolio manager and analysts of material, non-public information (“Confidential Information”) about the issuers of Floating Rate Loans, other bank loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans. In circumstances when the PIMCO portfolio manager and analysts do not receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other bank loan investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to bank loans, PIMCO’s ability to assess the desirability of such consents, waivers and amendments may be compromised.

Equity Securities and Related Market Risk. The Fund may hold common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. See “Principal risks of the Fund—Issuer Risk.” The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Debt securities are also subject to the market risks described above; however, equity securities generally have greater price volatility than bonds and other debt securities.

Rule 144A Securities Risk. Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act.

Other Investment Companies Risk. The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees and other expenses with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Principal risks of the Fund—Leverage Risk.”

Risk of Regulatory Changes. To the extent that legislation or state or federal bank or other regulators impose additional requirements or restrictions on the ability of certain financial institutions to make loans, particularly in connection with highly leveraged transactions, the availability of investments sought after by the Fund may be reduced. Further, such legislation or regulation could depress the market value of investments held by the Fund. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Market Disruption and Geopolitical Risk. The wars with Iraq and Afghanistan, their aftermath and the occupations of Iraq and substantial military presence in Afghanistan are likely to have a substantial effect on the U.S. and world economies and securities markets. The nature, scope and duration of the wars and the potential costs of rebuilding infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and net asset value of the common shares.

Recent Economic Conditions Risk/Impacts on Banking and Financial Services Sectors. The debt and equity capital markets in the United States have been negatively affected by significant write-offs in the banking and financial services sectors relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of banking and other major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely affected the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These developments may increase the volatility of the value of securities owned by the Fund, particularly those of companies in the banking and financial services sectors, and also may make it more difficult for the Fund to accurately value securities or to sell securities on a timely basis. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and/or market value of the Fund’s common shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely affect the Fund’s portfolio.

The recent instability in the financial markets discussed above has led the U.S. government to take a number of unprecedented actions designed to support certain banking and other financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings and common shares.

Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Certain Affiliations	Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Manager and/or PIMCO due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager and PIMCO. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions	The Fund’s Agreement and Declaration of Trust, as amended and restated through the date hereof (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Anti-takeover provisions in the Agreement and Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares or at net asset value.

Summary of Fund expenses

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in common shares of the Fund would bear, directly or indirectly, as a result of the Offer being fully subscribed and the receipt of net proceeds from the Offer of approximately $124 million. If the Fund issues fewer Shares in the Offer and the net proceeds to the Fund are less, all other things being equal, the total annual expenses shown would increase. The table assumes that the Fund has Preferred Shares outstanding in an amount equal to 23% of the Fund’s total assets (taking into account such outstanding Preferred Shares), which reflects the percentage of the Fund’s total assets that would be represented by the amount of Preferred Shares outstanding as of February 28, 2010 and taking into account the additional assets to be raised in the Offer as estimated above. The table also assumes the use of additional leverage in the form of reverse repurchase agreements in an amount equal to 9% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments), also taking into account the additional assets to be raised in the Offer as estimated above. The table assumes the use of leverage attributable to a combination of Preferred Shares and reverse repurchase agreements following the Offer in an amount equal to 32% of the Fund’s total assets (taking into account such Preferred Shares and amounts attributable to such reverse repurchase agreements), which reflects the percentage of the Fund’s total assets attributable to such leverage (although in different proportions as between Preferred Shares and reverse repurchase agreements) as of February 28, 2010. The extent of the Fund’s assets attributable to leverage following the Offer, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Percentage of Subscription Price
Shareholder Transaction Expenses
Sales load	3.50%[1]
Offering expenses borne by Common Shareholders	0.27%[2]
Dividend reinvestment and cash purchase plan fees	None[3]

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management fees[4]	1.08%
Dividend expense on Preferred Shares[5]	0.46%
Interest expense on reverse repurchase agreements[6]	0.08%
Other expenses[7]	0.21%
Total annual expenses	1.82%

1.	The Dealer Manager will receive a fee for its financial structuring and soliciting services equal to 3.50% of the aggregate Subscription Price for Shares issued pursuant to the Offer. The Dealer Manager will reallow to broker-dealers in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights solicitation fees equal to 0.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through The Depository Trust Company (“DTC”) on the Record Date.

2.	The fees and expenses of the Offer will be borne by the Fund and indirectly by all of its Common Shareholders, including those who do not exercise their Rights.

Summary of Fund expenses

3.	You may pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account. You also may pay a pro rata share of brokerage commissions incurred in connection with your market purchases pursuant to the Fund’s dividend reinvestment plan. See “Dividend reinvestment plan.”

4.	Management fees are charged to the Fund on the basis of total managed assets, but have been converted to a percentage in the table above of net assets attributable to common shares of the Fund for purposes of the presentation as follows: management fees, assuming no leverage attributable to Preferred Shares or Borrowings, divided by (one minus the percentage of the Fund’s total assets estimated to be attributable to outstanding Preferred Shares and reverse repurchase agreements following the Offer (32% of the Fund’s total assets, based on amounts of leverage outstanding as of February 28, 2010).

5.	Assumes Preferred Shares outstanding in an amount equal to 23% of the Fund’s total assets (taking into account such outstanding Preferred Shares) at an annual dividend cost to the Fund of 1.48%, and assumes the Fund will continue to pay Preferred Share dividends at the “maximum applicable rate” called for under the Fund’s Bylaws due to the ongoing failure of auctions for the Preferred Shares. The actual dividend rate paid on the Preferred Shares will vary over time in accordance with variations in market interest rates.

6.	Assumes the use of leverage in the form of reverse repurchase agreements representing 9% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments) at an annual interest rate cost to the Fund of 0.60%. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements and/or other Borrowings and variations in market interest rates. Interest expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gain (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.

7.	Other expenses are estimated for the Fund’s current fiscal year ending July 31, 2010.

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in common shares of the Fund (including the total sales load of $35 and the other estimated costs of this Offer to be borne by the Common Shareholders of $2.70), assuming (1) that the Fund’s net assets following the Offer do not increase or decrease, (2) that the Fund incurs total annual expenses of 1.82% of net assets attributable to common shares in years 1 through 10 (assuming outstanding Preferred Shares representing 23% of the Fund’s total assets and reverse repurchase agreements utilized equal to 9% of the Fund’s total assets) and (3) a 5% annual return:1

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$55	$93	$133	$243

1.	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Other expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

Financial highlights

The information in the table below for the fiscal periods ended July 31, 2009, 2008, 2007 and 2006 and the fiscal period ended August 31, 2005 is derived from the Fund’s financial statements for the fiscal year ended July 31, 2009 audited by PricewaterhouseCoopers, LLP, whose report on such financial statements is contained in the Fund’s July 31, 2009 Annual Report and is incorporated by reference into the Statement of Additional Information. The information shown for the six months ended January 31, 2010 is unaudited.

	Six Months Ended January 31,	Year Ended July 31,			Eleven Months Ended July 31,	For the Period October 29, 2004* through August 31,
	2010	2009	2008	2007	2006†	2005
	(unaudited)
Net asset value, beginning of year	$7.98	$14.16	$16.76	$18.76	$18.98	$19.10 **
Investment Operations:
Net investment income	0.61	1.44	1.81	2.06	1.64	0.88
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	1.87	(6.40)	(2.37)	(1.34)	—	0.31

Total from investment operations	2.48	(4.96)	(0.56)	(0.72)	1.64	1.19

Dividends and Distributions on Preferred Shares from:
Net investment income	(0.03)	(0.20)	(0.52)	(0.58)	(0.45)	(0.24)
Net realized gains	—	—	—	(0.00)††	—	—

Total dividends and distributions on preferred shares	(0.03)	(0.20)	(0.52)	(0.58)	(0.45)	(0.24)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.45	(5.16)	(1.08)	0.14	1.19	0.95
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.29)	(1.02)	(1.51)	(1.72)	(1.41)	(0.91)
Net realized gains	—	—	—	(0.42)	—	—
Return of capital	—	—	(0.01)	—	—	—

Total dividends and distributions to common shareholders	(1.29)	(1.02)	(1.52)	(2.14)	(1.41)	(0.91)

Financial highlights

	Six Months Ended January 31,		Year Ended July 31,						Eleven Months Ended July 31,		For the Period October 29, 2004* through August 31,
	2010		2009		2008		2007		2006†		2005
	(unaudited)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	—		—		—		—		—		(0.03)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	—		—		—		—		—		(0.13)

Total capital share transactions	—		—		—		—		—		(0.16)

Net asset value, end of period	$9.14		$7.98		$14.16		$16.76		$18.76		$18.98

Market price, end of period	$9.87		$7.78		$12.80		$17.28		$18.87		$18.21

Total Investment Return(1)	44.43%		(29.85)%		(18.08)%		2.73%		11.77%		(4.39)%

Ratios/Supplemental Data:
Net assets applicable to common shareholders, end of period (000)	$395,365		$341,949		$604,632		$712,152		$782,371		$789,094
Ratio of expenses to average net assets, including interest expense(2)(4)	1.45	%(5)	2.08	%(3)	1.60	%(3)	1.48	%(3)	1.47	%(3)(5)	1.35	%(3)(5)
Ratio of expenses to average net assets, excluding interest expense(2)	1.41	%(5)	1.96	%(3)	1.60	%(3)	1.48	%(3)	1.47	%(3)(5)	1.35	%(3)(5)
Ratio of net investment income to average net assets(2)	13.38	%(5)	17.84%		11.59%		11.03%		9.51	%(5)	5.57	%(5)
Preferred shares asset coverage per share	$86,380		$78,091		$56,481		$62,069		$65,722		$66,084
Portfolio turnover	44%		96%		29%		65%		60%		47%

*	Commencement of operations.

**	Initial public offering price of $20,00 per share less underwriting discount of $0.90 per share.

Financial highlights

†	Fiscal year end changed from August 31, to July 31.

††	Amount less than $0.005 per share.

(1)	Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale of common shares at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common shares and Preferred Shares relative to the average net assets attributable to common shares.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(k) in the Notes to Financial Statements in the Fund’s July 31, 2009 Annual Report to Shareholders).

(4)	Interest expense primarily relates to investments in reverse repurchase agreement transactions.

(5)	Annualized.

The following table sets forth certain unaudited information regarding the Fund’s outstanding Preferred Shares as of the end of each of the Fund’s fiscal years since inception.

Fiscal Year Ended	Total Amount Outstanding	Asset Coverage per Preferred Share[1]	Involuntary Liquidating Preference per Preferred Share[2]	Average Market Value per Preferred Share[3]
July 31, 2009	$161,000,000	$78,091	$25,000	N/A
July 31, 2008	$480,000,000	$56,481	$25,000	N/A
July 31, 2007	$480,000,000	$62,069	$25,000	N/A
July 31, 2006[4]	$480,000,000	$65,722	$25,000	N/A
August 31, 2005[5]	$480,000,000	$66,084	$25,000	N/A

1.	“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by Preferred Shares, bears to the aggregate of the involuntary liquidation preference of the Preferred Shares, expressed as a dollar amount per Preferred Shares.

2.	“Involuntary Liquidating Preference per Preferred Share” means the amount to which a holder of Preferred Shares would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

3.	The Preferred Shares have no readily ascertainable market value. As discussed herein under “Use of leverage,” auctions for the Preferred Shares have failed since February 2008, there is currently no active trading market for the Preferred Shares and the Fund is not able to reliably estimate their value in a third party market sale.

4.	The Fund’s fiscal year end changed from August 31 to July 31. Information in this row is for the period from September 1, 2005 through July 31, 2006.

5.	Information in this row is for the period from October 29, 2004 through August 31, 2005.

The Offer

PURPOSE OF THE OFFER

The Board of Trustees of the Fund (the “Board”), Allianz Global Investors Fund Management LLC, the Fund’s investment manager (“AGIFM” or the “Investment Manager”), and Pacific Investment Management Company LLC, the Fund’s sub-adviser (“PIMCO” or the “Sub-Adviser”), have determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund, in order to more fully take advantage of current and prospective investment opportunities that reflect PIMCO’s views regarding the credit markets. Consistent with the changes to the Fund’s name and investment policies and guidelines that became effective on March 1, 2010 (see “The Fund”), the Board, the Investment Manager and PIMCO believe that there are more attractive opportunities in fixed rate securities. By increasing assets through the Offer, the Fund believes that it will be able to cost-efficiently shift a larger portion of the Fund’s investment allocations from floating rate assets (including senior floating rate bank loans) to fixed rate instruments, achieve greater portfolio diversification with respect to industries and issuers currently represented in the portfolio (including as an alternative to possibly selling existing holdings that have appreciated in value) and potentially enhance risk-adjusted returns, in pursuit of its investment objective of seeking high current income, consistent with the preservation of capital. The Offer is also intended to enhance the market liquidity of the Fund’s common shares, reduce the Fund’s expense ratio modestly (not taking into account interest expense) and provide common shareholders with the opportunity to buy additional common shares at a discounted price to then-current market value.

The Offer may not be successful. The completion of the Offer may result in an immediate dilution of the net asset value per common share for all existing Common Shareholders, including those who fully exercise their Rights.

IMPORTANT TERMS OF THE OFFER

The Fund is issuing transferable rights (“Rights”) to its Common Shareholders of record (“Record Date Shareholders”) as of 5:00 p.m., Eastern time, on March 24, 2010 (the “Record Date”), entitling the holders of those Rights to subscribe for up to an aggregate of [•] of the Fund’s common shares (the “Shares”) (the “Offer”). Record Date Shareholders will receive one Right for each outstanding whole common share of the Fund held on the Record Date. The Rights entitle their holders to purchase one new Share for every three Rights held (1-for-3). Fractional Shares will not be issued upon the exercise of Rights; accordingly, Rights may be exercised only in integer multiples of three, except that any Record Date Shareholder who is issued fewer than three Rights may subscribe, at the Subscription Price (defined below), for one full Share. Assuming the exercise of all Rights, the Offer will result in an approximately 33 1/3% increase in the Fund’s common shares outstanding.

Record Date Shareholders who exercise all the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for additional Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment. Investors who are not Record Date Shareholders, but who otherwise acquire Rights to purchase Shares pursuant to the Offer, are not entitled to subscribe for any Shares pursuant to the over-subscription privilege. See “—Over-Subscription Privilege” below. The distribution to Record Date Shareholders of transferable Rights may afford non-participating Record Date Shareholders the opportunity to sell their Rights for some cash value, receipt of which may be viewed as partial compensation for any economic dilution of their interests resulting from the Offer.

The subscription period commences on March 24, 2010 and ends at 5:00 p.m., Eastern time, on April 23, 2010, unless otherwise extended (the “Expiration Date”).

The Offer

The Fund expects to declare a monthly dividend in April 2010. Such dividend will not be payable with respect to Shares that are issued pursuant to the Offer after the record date for such dividend.

For purposes of determining the maximum number of Shares a Rights holder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co., the nominee for the Depository Trust Company (“DTC”), or by any other depository or nominee, will be deemed to be the holders of the Rights that are held by Cede & Co. or such other depository or nominee on their behalf.

The Rights are transferable and will be admitted for trading on the NYSE under the symbol “PFN.RT” during the course of the Offer. Trading in the Rights on the NYSE may be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. See “—Sale and Transferability of Rights.” The Shares, once issued, will be listed on the NYSE under the symbol “PFN.” The Rights will be evidenced by subscription certificates which will be mailed to Record Date Shareholders, except as discussed below under “—Requirements for Foreign Shareholders.”

Rights may be exercised by filling in and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment at the estimated Subscription Price for the Shares. For a discussion of the method by which Rights may be exercised and Shares may be paid for, see “—Method for Exercising Rights” and “—Payment for Shares.”

The Fund has retained the Dealer Manager to provide the Fund with financial structuring and soliciting services relating to the Offer, including advice with respect to the structure, timing and terms of the Offer. In determining the structure of the Offer, the Board considered, among other things, using a fixed-pricing versus a variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the anticipated effect on the Fund and its existing Common Shareholders if the Offer is not fully subscribed, the anticipated dilutive effects on the Fund and its existing Common Shareholder of the Offer and the experience of the Dealer Manager in conducting rights offerings. The Board also considered that the Investment Manager and the Sub-Adviser would benefit from the Offer because the investment management fee and the sub-advisory fee paid to them are based on the Fund’s total managed assets, which would increase as a result of the Offer. See “—Benefits to the Investment Manager and the Sub-Adviser.”

IMPORTANT DATES TO REMEMBER

Record Date:	March 24, 2010
Subscription Period:	March 24, 2010 through April 23, 2010*
Final Date Rights Will Trade on NYSE:	April 22, 2010*
Expiration Date and Pricing Date:	April 23, 2010*
Payment for Shares Due or Notices of Guarantees of Delivery Due:	April 23, 2010*
Confirmation Mailed to Participants:	April 30, 2010*
Final Payment for Shares Due:	May 14, 2010*†

*	Unless the Offer is extended.
†	See “—Payment for Shares.”

SUBSCRIPTION PRICE

The subscription price for the Shares (the “Subscription Price”) will be determined based on a formula equal to 90% of the average of the last reported sale price of the Fund’s common shares on the New York Stock Exchange (the “NYSE”) on the Expiration Date and on each of the four preceding trading

The Offer

days (the “Formula Price”). If, however, the Formula Price is less than 80% of the net asset value per common share on the Expiration Date, then the Subscription Price will be 80% of the Fund’s net asset value per common share on the Expiration Date. In each case, net asset value will be calculated as of the close of trading on the NYSE on the applicable day.

Because the Expiration Date of the subscription period will be April 23, 2010 (unless the Fund extends the subscription period), Rights holders may not know the Subscription Price at the time of exercise and will be required initially to pay for both the Shares subscribed for pursuant to the primary subscription and, if eligible, any additional Shares subscribed for pursuant to the over-subscription privilege at the estimated Subscription Price of $[•] per Share. See “—Payment for Shares.” A Rights holder will have no right to rescind his subscription after the Subscription Agent has received a completed subscription certificate together with payment for the Shares offered pursuant to the Offer, except as provided under “—Notice of Net Asset Value Decline.” The Fund does not have the right to withdraw the Rights or to cancel the Offer after the Rights have been distributed.

The net asset value per share of the Fund’s common shares at the close of business on [•] (the last trading date prior to the date of this prospectus on which the Fund determined its net asset value) was $[•], and the last reported sale price of a common share on the NYSE on that day was $[•].

OVER-SUBSCRIPTION PRIVILEGE

Record Date Shareholders who exercise all the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for additional Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and to allotment. If sufficient remaining Shares are available, all Record Date Shareholders’ over-subscription requests will be honored in full. Investors who are not Record Date Shareholders, but who otherwise acquire Rights pursuant to the Offer, are not entitled to subscribe for any Shares pursuant to the over-subscription privilege. To the extent sufficient Shares are not available to honor all over-subscription requests, unsubscribed Shares will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of common shares of the Fund they owned on the Record Date. The allocation process may involve a series of allocations in order to ensure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

Record Date Shareholders who are fully exercising their Rights during the subscription period should indicate, on the subscription certificate that they submit with respect to the exercise of the Rights issued to them, how many Shares they desire to acquire pursuant to the over-subscription privilege.

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the subscription period and the number of Shares subscribed for pursuant to the over-subscription privilege by such beneficial owner, and that such beneficial owner’s primary subscription was exercised in full. Nominee holder over-subscription forms will be distributed to banks, brokers, trustees and other nominee holders of Rights with the subscription certificates.

The Fund will not offer or sell any Shares that are not subscribed for during the subscription period or pursuant to the over-subscription privilege.

The Fund has been advised that one or more of the officers or employees of the Sub-Adviser may exercise all of the Rights initially issued to them and may request additional Shares pursuant to the over-subscription privilege. An exercise of the over-subscription privilege by such persons will increase their proportionate voting power and share of the Fund’s assets.

The Offer

SALE AND TRANSFERABILITY OF RIGHTS

The Rights will be admitted for trading on the NYSE under the symbol “PFN.RT” during the course of the Offer. Trading in the Rights on the NYSE may be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although there can be no assurance that a market for the Rights will develop. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels or sold through the Subscription Agent.

Sales through the Subscription Agent and the Dealer Manager. Record Date Shareholders who do not wish to exercise any of the Rights issued to them pursuant to the Offer may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Manager. Subscription certificates representing the Rights to be sold through or to the Dealer Manager must be received by the Subscription Agent by 5:00 p.m., Eastern time, on April 21, 2010 (or, if the subscription period is extended, by 5:00 p.m., Eastern time, two business days prior to the extended Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager either to purchase them or to use its best efforts to complete their sale, and the Subscription Agent will remit the proceeds of the sale to the selling Rights holder. If the Rights are sold, sales of those Rights will be deemed to have been effected at the weighted average price received by the Dealer Manager on the day those Rights are sold. The sale price of any Rights sold to the Dealer Manager will be based upon the then-current market price for the Rights. The Dealer Manager will also attempt to sell all Rights that remain unclaimed as a result of subscription certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales for the benefit of those non-claiming shareholders until the proceeds are either claimed or revert to The Commonwealth of Massachusetts. There can be no assurance that the Dealer Manager will purchase or be able to complete the sale of any Rights, and neither the Fund nor the Dealer Manager have guaranteed any minimum sale price for the Rights. If a Record Date Shareholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights issued to that shareholder pursuant to the Offer, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

Other Transfers. The Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the instructions accompanying the subscription certificate. A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred Rights. If this occurs, a new subscription certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Shareholder or, if the Record Date Shareholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond with the name as written upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an “eligible guarantor institution” (as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934 (the “Exchange Act”)).

Record Date Shareholders wishing to transfer all or a portion of their Rights should allow at least five business days prior to the Expiration Date for: (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by the new subscription certificate to be exercised or sold by

The Offer

the recipients of the subscription certificate. Neither the Fund nor the Subscription Agent or the Dealer Manager shall have any liability to a transferee or transferor of Rights if subscription certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Information Agent, the Subscription Agent and the Dealer Manager (which are expected to be paid from the proceeds of the Offer by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or transfer of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by the Fund, the Information Agent, the Subscription Agent or the Dealer Manager. Shareholders who wish to purchase, sell, exercise or transfer Rights through a broker, bank or other party should first inquire about any fees and expenses that the shareholder will incur in connection with the transactions.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the primary subscription and the over-subscription may be effected through, the facilities of DTC or the Subscription Agent until 5:00 p.m., Eastern time, on the Expiration Date.

METHOD FOR EXERCISING RIGHTS

Rights are evidenced by subscription certificates that will be mailed to Record Date Shareholders (except as described under “—Requirements for Foreign Shareholders” below) or, if a shareholder’s shares are held by Cede & Co. or any other depository or nominee on their behalf, to Cede & Co. or the other depository or nominee. Rights may be exercised by completing and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment in full at the estimated Subscription Price for the Shares by the Expiration Date as described under “—Payment For Shares.” Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee by the Expiration Date delivery of payment and of a properly completed and executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the Expiration Date. A fee may be charged for this service. Completed subscription certificates and payments must be received by the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date (unless delivery of subscription certificate and payment is effected by means of a notice of guaranteed delivery as described below under “—Payment for Shares”) at the offices of the Subscription Agent at the addresses set forth below under “—Subscription Agent.” Fractional Shares will not be issued upon exercise of Rights.

Shareholders Who are Record Owners. Shareholders who are record owners of common shares can choose between either option set forth below under “—Payment For Shares.” If time is of the essence, option (2) will permit delivery of the subscription certificate and payment after the Expiration Date.

Investors Whose Shares are Held by a Nominee. Shareholders whose common shares are held by a nominee, such as a broker, trustee or other intermediary, must contact that nominee to exercise their Rights. In that case, the nominee will complete the subscription certificate on behalf of the investor and arrange for proper payment by one of the methods set forth below under “—Payment For Shares.”

Nominees. Nominees, such as brokers, trustees or depositories for securities, who hold common shares of the Fund for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain those beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the Subscription Agent with the proper payment as described below under “—Payment For Shares.”

The Offer

Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner who is a Record Date Shareholder, as to the aggregate number of Rights exercised during the subscription period and the number of Shares subscribed for pursuant to the over-subscription privilege by the beneficial owner, and that the beneficial owner exercised all the Rights issued to it pursuant to the Offer.

REQUIREMENTS FOR FOREIGN SHAREHOLDERS

Subscription certificates will not be mailed to Record Date Shareholders whose addresses are outside the United States (for these purposes, the United States includes the District of Columbia and the territories and possessions of the United States) (“Foreign Shareholders”). The Subscription Agent will send a letter via regular mail to Foreign Shareholders to notify them of the Offer. The Rights of Foreign Shareholders will be held by the Subscription Agent for their accounts until instructions are received to exercise the Rights. If instructions have not been received by 5:00 p.m., Eastern time, on April 20, 2010, three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Rights of Foreign Shareholders will be transferred by the Subscription Agent to the Dealer Manager, who will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from sale of those Rights by or to the Dealer Manager will be remitted to those Foreign Shareholders.

DISTRIBUTION ARRANGEMENTS

UBS Securities LLC will act as Dealer Manager for this Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Dealer Manager, the Fund and the Investment Manager, the Dealer Manager will provide financial structuring services in connection with the Offer and will solicit the exercise of Rights and participation in the over-subscription privilege. The Fund has agreed to pay the Dealer Manager a fee for its financial structuring and soliciting services equal to 3.50% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of Rights and the over-subscription privilege. The fees paid to the Dealer Manager and other expenses of the Offer will be borne by the Fund and indirectly by all of its Common Shareholders, including those who do not exercise the Rights.

The Dealer Manager will reallow a portion of its fees to other broker-dealers who have assisted in soliciting the exercise of Rights. The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price per share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights solicitation fees equal to 0.50% of the Subscription Price per share for each Share issued pursuant to exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.

In addition to the fees noted above, the Fund also has agreed to reimburse the Dealer Manager for its reasonable expenses incurred in connection with its activities under the Dealer Manager Agreement in an amount up to $100,000.

The Fund and the Investment Manager have each agreed to indemnify the Dealer Manager for losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

The Offer

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares it has acquired through purchasing and exercising the Rights, at prices it sets. Although the Dealer Manager may realize gains and losses in connection with purchases and sales of Shares, such offering of Shares is intended by the Dealer Manager to facilitate the Offer and any such gains or losses are not expected to be material to the Dealer Manager. The Dealer Manager’s fee for its financial structuring and soliciting services is independent of any gains or losses that may be realized by the Dealer Manager through the purchase and exercise of the Rights and the sale of Shares.

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Fund, the Investment Manager, the Sub-Adviser and their affiliates.

The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171.

SUBSCRIPTION AGENT

The Colbent Corporation is the Subscription Agent for the Offer. The Subscription Agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $22,500, plus reimbursement for all out-of-pocket expenses related to the Offer. The fees and expenses of the Subscription Agent are included in the fees and expenses of the Offer and therefore will be borne by the Fund and indirectly by all Common Shareholders, including those who do not exercise their Rights. Questions regarding the subscription certificates should be directed by mail to The Colbent Corporation Rights Offering Attn: Corporate Actions P.O. Box 859208 Braintree, MA 02185-9208. Shareholders may also subscribe for the Offer by contacting their broker dealer, trust company, bank or other nominee.

Completed subscription certificates must be sent together with proper payment of the estimated Subscription Price for all Shares subscribed for in the primary subscription and the over-subscription privilege (for Record Date Shareholders) to the Subscription Agent by one of the methods described below. Alternatively, Rights holders may arrange for their financial institutions to send notices of guaranteed delivery by facsimile to DTC to be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date. Facsimiles should be confirmed by telephone at DTC. The Fund will accept only properly completed and executed subscription certificates actually received at any of the addresses listed below, prior to 5:00 p.m., Eastern time, on the Expiration Date or by the close of business on the third business day after the Expiration Date following timely receipt of a notice of guaranteed delivery. See “—Payment for Shares” below.

Subscription Certificate Delivery Method	Address/Number
Notice of Guaranteed Delivery:	Contact your broker-dealer, trust company, bank, or other nominee to notify the Fund of your intent to exercise the Rights.

First Class Mail Only: (No Overnight /Express Mail):	The Colbent Corporation Rights Offering Attn: Corporate Actions P.O. Box 859208 Braintree, MA 02185-9208

Hand:	The Colbent Corporation Rights Offering Attn: Corporate Actions 161 Bay State Road Braintree, MA 02184

Express Mail or Overnight Courier:	The Colbent Corporation Rights Offering Attn: Corporate Actions 161 Bay State Road Braintree, MA 02184

The Offer

The Fund will honor only subscription certificates received by the Subscription Agent on or prior to the Expiration Date at one of the addresses listed above. Delivery to an address other than those listed above will not constitute good delivery.

INFORMATION AGENT

The Information Agent for the Offer is The Altman Group. If you have questions or need further information about the Offer, please write the Information Agent at 60 East 42nd Street Suite 916, New York, NY 10165 or call (866) 207-3647. Any questions or requests for assistance concerning the method of subscribing for Shares or additional copies of this prospectus or subscription certificates should be directed to the Information Agent. Shareholders may also contact their brokers or nominees for information with respect to the Offer.

The Information Agent will receive a fee estimated to be approximately $7,500 for its services, plus reimbursement for all out-of-pocket expenses related to the Offer. The fees and expenses of the Information Agent are included in the fees and expenses of the Offer and therefore will be borne by the Fund and indirectly by all of its Common Shareholders, including those who do not exercise their Rights.

EXPIRATION OF THE OFFER

The Offer will expire at 5:00 p.m., Eastern time, on April 23, 2010, unless the Fund extends the Expiration Date. Rights will expire on the Expiration Date and may not be exercised after that date. If the Fund extends the Expiration Date, the Fund will make an announcement as promptly as practicable. This announcement will be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make this announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate this announcement other than by making a release to the Dow Jones News Service or any other means of public announcement as the Fund may deem proper.

PAYMENT FOR SHARES

Rights holders who wish to acquire Shares pursuant to the Offer may choose between the following methods of payment:

(1)	A Rights holder can send the properly completed and executed subscription certificate together with payment for the Shares subscribed for during the subscription period and, if eligible, for any additional Shares subscribed for pursuant to the over-subscription privilege to the Subscription Agent based upon an estimated Subscription Price of $[• ] per Share. Subscription will be accepted when payment, together with the executed subscription certificate, is received by the Subscription Agent at one of the addresses set forth above; the payment and the properly completed and executed subscription certificate must be received by the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares. A payment pursuant to this method must be in U.S. dollars by money order or check drawn on a bank located in the United States, must be payable to “PIMCO Income Strategy Fund II” and must accompany a properly completed and executed subscription certificate for such subscription to be accepted.

(2)	Alternatively, a subscription will be accepted by the Subscription Agent if, by 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by facsimile (telecopy) or otherwise from a bank, a trust company or NYSE member guaranteeing

The Offer

delivery of (i) payment of the full Subscription Price for the Shares subscribed for during the subscription period and, if eligible, any additional Shares subscribed for pursuant to the over-subscription privilege and (ii) a properly completed and executed subscription certificate. The Subscription Agent will not honor a notice of guaranteed delivery unless a properly completed and executed subscription certificate and full payment for the Shares at the estimated subscription price are received by the Subscription Agent by the close of business on the third business day after the Expiration Date.

On the confirmation date, which will be five business days following the Expiration Date, a confirmation will be sent by the Subscription Agent to each Rights holder exercising its Rights (or, if a Rights holder’s common shares are held by DTC or any other depository or nominee, to DTC and/or that other depository or nominee) showing (i) the number of Shares acquired during the subscription period, (ii) the number of Shares, if any, acquired pursuant to the over-subscription privilege, (iii) the per Share and total purchase price for the Shares and (iv) any additional amount payable to the Fund by the Rights holder or any excess to be refunded by the Fund to the Rights holder, in each case based on the Subscription Price as determined on the Expiration Date. If any Record Date Shareholder exercises its right to acquire Shares of the Fund pursuant to the over-subscription privilege, any excess payment which would otherwise be refunded to the Record Date Shareholder will be applied by the Fund toward payment for Shares acquired pursuant to exercise of the over-subscription privilege. Any additional payment required from a Rights holder must be received by the Subscription Agent within ten business days after the confirmation date (May 14, 2010, unless the Expiration Date is extended). Any excess payment to be refunded by the Fund to a Rights holder will be mailed by the Subscription Agent to such Rights holder as promptly as practicable. All payments by a Rights holder must be in U.S. dollars by money order or check drawn on a bank located in the United States and payable to “PIMCO Income Strategy Fund II.”

Whichever of the two methods described above is used, issuance and delivery of the Shares subscribed for are contingent upon actual payment for such Shares. No certificates will be issued or delivered with respect to Shares issued and sold in the Offer.

Rights holders who have exercised their Rights will have no right to rescind their subscription after receipt of the completed subscription certificate together with payment for Shares by the Subscription Agent, except as described under “—Notice of Net Asset Value Decline” below.

If a Rights holder who acquires Shares during the subscription period or pursuant to the over-subscription privilege (for Record Date Shareholders) does not make payment of any amounts due by the Expiration Date or the date payment is due under a notice of guaranteed delivery, the Fund reserves the right to take any or all of the following actions through all appropriate means: (i) find other Record Date Shareholders for the subscribed and unpaid for Shares; (ii) apply any payment actually received by the Fund toward the purchase of the greatest whole number of Shares that could be acquired by the Rights holder upon exercise of such Rights acquired during the subscription period or pursuant to the over-subscription privilege; and/or (iii) exercise any and all other rights or remedies to which the Fund may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares.

The method of delivery of completed subscription certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of exercising Rights holders, but if sent by mail it is recommended that such forms and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment by 5:00 p.m., Eastern time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, exercising Rights holders are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

The Offer

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, which determinations will be final and binding. The Fund, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until substantially all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

NOTICE OF NET ASSET VALUE DECLINE

The Fund has, pursuant to the Securities and Exchange Commission’s regulatory requirements, undertaken to suspend the Offer until the Fund amends this prospectus if after March 17, 2010, the effective date of the Fund’s Registration Statement, the Fund’s net asset value declines more than 10% from the Fund’s net asset value as of that date. In that event, the Expiration Date will be extended and the Fund will notify Record Date Shareholders of any such decline and permit Rights holders to cancel their exercise of Rights.

DELIVERY OF SHARES

Participants in the Fund’s dividend reinvestment plan (the “Plan”) will have any Shares acquired pursuant to the Offer credited to their shareholder dividend reinvestment accounts in the Plan. Common Shareholders whose shares are held of record by DTC or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any Shares acquired during the subscription period credited to the account of DTC or other depository or nominee. No certificates will be issued or delivered with respect to Shares issued and sold in the Offer.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of the material U.S. federal income tax consequences of the Offer under the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder (“Treasury regulations”), and other applicable authorities in effect as of the date of this prospectus that are generally applicable to Record Date Shareholders and other Rights holders who are “United States persons” within the meaning of the Code, and does not address any foreign, state, local or other tax consequences. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial action. Record Date Shareholders and other Rights holders should consult their tax advisors regarding the tax consequences, including U.S. federal, state, local, foreign or other tax consequences, relevant to their particular circumstances.

The Fund believes that the value of a Right will not be includible in the income of a Record Date Shareholder at the time the Right is issued, and the Fund will not report to the Internal Revenue Service (“IRS”) that a Record Date Shareholder has income as a result of the issuance of the Right; however, there is no guidance directly on point concerning certain aspects of the Offer. The remainder of this discussion assumes that the receipt of the Rights by Record Date Shareholders will not be a taxable event for U.S. federal income tax purposes.

The basis of a Right issued to a Record Date Shareholder will be zero, and the basis of the common share with respect to which the Right was issued (the “Old Common Share”) will remain unchanged, except that the Record Date Shareholder must allocate the basis of the Old Common Share and the Right in proportion to their respective fair market values on the date of distribution if (i) either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the Old Common Share on that date, or (b) the Record Date Shareholder affirmatively elects (in the manner set out in

The Offer

Treasury regulations) to allocate to the Right a portion of the basis of the Old Common Share and (ii) the Right does not expire unexercised in the hands of the Record Date Shareholder (i.e., the Record Date Shareholder either exercises or sells the Right following its issuance).

No loss will be recognized by a Record Date Shareholder if a Right distributed to such Record Date Shareholder expires unexercised in the hands of such Record Date Shareholder.

The basis of a Right purchased in the market will generally be its purchase price. If a Right that has been purchased in the market expires unexercised, the holder will recognize a loss equal to the basis of the Right.

Any gain or loss on the sale of a Right or, in the case of Rights purchased in the market, any loss from a Right that expires unexercised, will be a capital gain or loss if the Right is held as a capital asset (which in the case of Rights issued to Record Date Shareholders will depend on whether the Old Common Share is held as a capital asset), and will be a long-term capital gain or loss if the holding period of the Right exceeds (or is deemed to exceed) one year. The deductibility of capital losses is subject to limitation. The holding period of a Right issued to a Record Date Shareholder will include the holding period of the Old Common Share.

No gain or loss will be recognized by a Rights holder upon the exercise of a Right, and the basis of any Share acquired upon exercise of the Right (the “New Common Share”) will equal the sum of the basis, if any, of the Right and the Subscription Price for the New Common Share. When a Rights holder exercises a Right, the Rights holder’s holding period in the New Common Shares does not include the time during which the Rights holder held the unexercised Right; the holding period for the New Common Shares will begin no later than the date following the date of exercise of the Right.

EMPLOYEE PLAN CONSIDERATIONS

Shareholders whose shares are in employee benefit plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or Section 4975 of the Code (including corporate savings and 401(k) plans, Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts) (each a “Plan”) should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as contributions to such Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Code and certain other retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. In addition, there may be other adverse tax and ERISA consequences if Rights are sold or transferred by a Plan.

Plans also should be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an individual retirement account (“IRA”) is used as security for a loan, the portion so used also is treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may affect the exercise or transfer of Rights. Due to the complexity of these rules and the penalties for noncompliance, fiduciaries of Plans and other retirement plans should consult with their counsel and other advisors regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

The Offer

BENEFITS TO THE INVESTMENT MANAGER AND THE SUB-ADVISER

The Investment Manager and the Sub-Adviser will benefit from the Offer, in part, because the investment management fee paid by the Fund to the Investment Manager and the subadvisory fee paid by the Investment Manager to the Sub-Adviser are based on the Fund’s average weekly total managed assets. It is not possible to state precisely the amount of additional compensation the Investment Manager and the Sub-Adviser will receive as a result of the Offer because it is not known how many Shares of the Fund will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming (i) all Rights are exercised, (ii) the Fund’s average weekly net asset value during the twelve-month period beginning May 1, 2010 is $[•] per common share (the net asset value per common share on [•]) (iii) the Subscription Price is $[•] per Share (90% of the last reported sale price of the Fund’s common shares on [•]), and (iv) for purposes of this example, the Fund increases the amount of leverage outstanding (through the use of repurchase agreements) while maintaining approximately the same percentage of total assets attributable to leverage, and after giving effect to Dealer Manager fee and other estimated offering expenses, the Investment Manager and the Sub-Adviser would receive additional investment management fees and subadvisory fees of approximately $[•] and $[•], respectively, for the twelve-month period beginning May 1, 2010, and would continue to receive additional investment management fees and subadvisory fees, respectively, as a result of the Offer, based on the Fund’s average weekly total managed assets attributable to the Shares issued in the Offer and related additional leverage, thereafter.

INVESTMENT CONSIDERATIONS AND DILUTION

Upon completion of the Offer, Common Shareholders who do not exercise their Rights fully will own a smaller proportional interest in the Fund than would be the case if the Offer had not been made. In addition, because the Subscription Price per Share may be less than the Fund’s net asset value per common share, the Offer may result in a dilution of the Fund’s net asset value per common share for all Common Shareholders, irrespective of whether they exercise all or any portion of their Rights. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the Subscription Price will be, what the net asset value per common share will be at the Expiration Date or what proportion of Shares will be subscribed for, the dilution could be substantial. For example, assuming that all Rights are exercised, that the Fund’s net asset value on the Expiration Date is $[•] per common share (the net asset value per common share on [•]), and that the Subscription Price is $[•] per Share (90% of the last reported sale price of the Fund’s common shares on [•]), the Fund’s net asset value per common share on this date would be reduced by approximately $[•] per common share, after giving affect to Dealer Manager fee and other estimated offering expenses, estimated at $[•], payable by the Fund. Record Date Shareholders will experience a decrease in the net asset value per common share held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution of transferable Rights, which may themselves have value, will afford non-participating Common Shareholders the potential of receiving a cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests, although there can be no assurance that a market for the Rights will develop.

Use of proceeds

The net proceeds of the Offer will be invested in accordance with the Fund’s investment objective and investment strategies set forth below. Assuming current market conditions, the Fund estimates that the net proceeds of the Offer will be substantially invested in accordance with its investment objective and investment strategies within one to three months of the completion of the Offer. Pending such investment, it is anticipated that the proceeds of the Offer will be invested in short-term debt securities. Following the completion of the Offer, the Fund intends to increase the Fund’s leverage. See “Use of leverage.”

The Fund

The Fund is a diversified closed-end management investment company. The Fund was organized as a Massachusetts business trust on June 30, 2004, pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts. The Fund commenced investment operations on October 29, 2004, following the initial public offering of its common shares. The Fund’s principal office is located at 1345 Avenue of the Americas, New York, New York 10105 and its telephone number is (800) 254-5197.

Effective March 1, 2010, the Fund changed its name from PIMCO Floating Rate Strategy Fund to its current name, PIMCO Income Strategy Fund II, and rescinded its prior policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate assets. The Fund also recently revised various of its investment guidelines and strategies (including those relating to average portfolio duration, investments in below investment grade securities and exposure to emerging market securities) to those reflected in this prospectus. In this regard, the Fund’s investments and performance results under its new policies, guidelines and strategies are likely to differ, and perhaps substantially, from those it has made and achieved in the past.

Investment objective and policies

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek high current income, consistent with the preservation of capital. The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The average portfolio duration of the Fund normally will be in a low to intermediate range (i.e., zero to eight years). The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or that are unrated but judged by PIMCO to be of comparable quality, and also may invest without limit in investment grade securities.

The Fund has the flexibility to allocate and to re-allocate its assets in varying proportions among floating- and fixed-rate debt instruments as well as among investment grade and non-investment grade securities, and may choose to focus more heavily or exclusively on an asset class (i.e., floating or fixed; investment grade or non-investment grade) at any time and from time to time based on PIMCO’s assessment of relative values, market conditions and other factors.

Various types of securities and other instruments in which the Fund may invest are described under “Portfolio contents” below. The Fund cannot assure you that it will achieve its investment objective.

Investment objective and policies

INVESTMENT STRATEGIES

The Fund is actively managed in accordance with PIMCO’s top down short-term (cyclical) and longer-term (secular) economic outlook, using strategies that focus on credit quality analysis and risk management techniques. In selecting investments for the Fund, PIMCO attempts to identify floating- and/or fixed-rate debt instruments that provide high current income through fundamental research, driven by independent credit analysis and proprietary analytical tools. Investment decisions are based primarily on PIMCO’s assessment of the issuer’s credit characteristics and the position of the particular security in the issuer’s capital structure, in light of PIMCO’s outlook for particular industries, the economy and the market generally. At the same time, PIMCO may use a variety of techniques, such as credit default swaps, designed to control risk and to minimize the Fund’s exposure to issues that PIMCO believes are more likely to default or otherwise to depreciate in value over time and to detract from the Fund’s overall return to investors. The Fund cannot assure you that such securities will ultimately continue to pay current income or be paid in full at maturity.

Credit Quality. The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade or that are unrated but judged by PIMCO to be of comparable quality. The Fund may invest in issuers of any credit quality (including debt securities in the lowest ratings categories and securities that are in default or the issuers of which are in bankruptcy) if PIMCO determines that the particular security offers an attractive yield relative to its risk profile. The Fund will not invest more than 20% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each agency rating the security or that are unrated but judged by PIMCO to be of comparable quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt securities in the lowest investment grade category also may be considered to posses some speculative characteristics by certain rating agencies. The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue.

Independent Credit Analysis. PIMCO relies heavily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. In the case of Floating Rate Loans, PIMCO analyzes and takes into account the legal/protective features associated with the securities (such as their position in the borrower’s capital structure and any security through collateral) in assessing their credit characteristics. PIMCO has a devoted team of professionals that conducts fundamental credit research and analysis of individual issuers, industries and sectors and uses proprietary analytical tools (such as computer databases and Web-based applications) to assess and to monitor credit risk. The Fund’s portfolio manager utilizes this information in an attempt to manage credit risk and to identify issuers, industries or sectors that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities is particularly important to the extent that the Fund focuses on Floating Rate Loans and/or below investment grade securities. PIMCO’s ability to analyze Floating Rate Loans may be limited to the extent that the portfolio manager and analysts avoid the receipt of material, non-public information about the issuers of Floating Rate Loans. See “Principal risks of the Fund—Confidential Information Access Risk.”

Duration. The average portfolio duration of the Fund will normally be in a low to intermediate range (i.e., zero to eight years), although it may be longer at any time and from time to time based on PIMCO’s assessment of market conditions and other factors. PIMCO may utilize certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar

Investment objective and policies

transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates were to rise 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates were to fall 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate on a security is reset (in the case of variable rate securities).

Portfolio contents

The Fund seeks to achieve its investment objective by ordinarily investing in a diversified portfolio of floating- and/or fixed-rate debt instruments. The Fund may invest a substantial portion of its floating-rate assets in Floating Rate Loans. Other floating rate debt instruments in which the Fund may invest include catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and other debt securities, money market instruments and certain types of mortgage-backed and other asset-backed securities that pay interest at rates which adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund also considers floating rate assets to include securities with durations of less than or equal to one year and fixed rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate interest payments. The Fund also may invest in a wide variety of fixed-rate debt securities, including corporate bonds, convertible securities and mortgage-backed and other asset-backed securities issued on a public or private basis. The Fund may make use of a variety of other instruments, including collateralized debt obligations, preferred shares, commercial paper, U.S. Government securities, zero-coupon and inflation-indexed bonds, real estate investment trusts (REITs), structured notes and other hybrid instruments and credit-linked trust certificates. Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation. The principal and/or interest rate on some debt instruments may be determined by reference to the performance of a benchmark asset or market, such as an index of securities, or the differential performance of two assets or markets, such as the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Fund may also hold common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The Fund may invest in securities that have not been registered for public sale, including securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including exchange-traded funds (ETFs). The Fund may invest in securities of companies with small market capitalizations.

As noted above, the Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade, and may also invest without limit in investment grade securities.

The Fund has a policy not to concentrate investments in any particular industry, but may (consistent with that policy) invest up to 25% of its assets in any particular industry, and may invest a substantial

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portion of its assets in companies in related sectors, such as those in the banking or financial services sectors, which may share common characteristics and are often subject to similar business risks and regulatory burdens.

The Fund expects to invest predominantly in U.S. dollar-denominated debt securities, which may include those issued by foreign corporations or supra-national government agencies. The Fund may invest up to 25% of its total assets in Securities denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund may invest up to 25% of its total assets in securities that are economically tied to emerging market countries.

The Fund may utilize various derivative strategies involving the purchase or sale of credit default swaps, total return swaps and other swap agreements, call and put options (including options on futures contracts), futures and forward contracts, short sales and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, interest rate, currency and other risks in the portfolio. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sales contracts.

The Fund may invest without limit in illiquid securities. Illiquidity is generally determined using the Securities and Exchange Commission’s standard applicable to open-end investment companies (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

The Fund cannot change its investment objective without the approval (a) of the holders of a “majority of the outstanding” common shares and any preferred shares (including the Preferred Shares) voting together as a single class, and (b) of the holders of a “majority of the outstanding” preferred shares (including the Preferred Shares) voting as a separate class. A “majority of the outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objective and strategies and invest some or all of its total assets in investment grade debt securities, including high quality, short-term debt securities. The Fund may not achieve its investment objective when it does so.

The following provides information regarding certain types of securities and other instruments in which the Fund ordinarily may invest. Additional information regarding these and other instruments and investment techniques that may be used by the Fund is provided under “Investment Objective and Policies “ in the Statement of Additional Information.

HIGH YIELD SECURITIES (“JUNK BONDS”)

The Fund may invest without limit in debt securities that are rated below investment grade (below Baa by Moody’s or below BBB by either S&P or Fitch) or unrated but judged by PIMCO to be of comparable quality. The Fund will not invest more than 20% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each agency rating the security, or unrated but judged by PIMCO to be of comparable quality. These securities are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater degree of risk (in particular, a greater risk of default) than and special risks in addition to the risks associated with investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing

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ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain ratings agencies.

The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain “emerging” market governments that issue high yield securities in which the Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

Floating Rate Loans, many of which are high yield securities, generally tend to have more favorable recovery rates than most other types of loans. Although Floating Rate Loans in which the Fund may invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of default or that such collateral could be readily liquidated.

Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of debt obligations. Appendix A to this prospectus describes the various ratings assigned to debt obligations by Moody’s, S&P and Fitch. As noted in Appendix A, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. The Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category. For example, the Fund may purchase a security rated Caa3 by Moody’s, CCC- by S&P or CCC- by Fitch, provided that the Fund is permitted to purchase securities rated Caa/CCC. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held by the Fund.

The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. The Fund’s success in achieving its investment objective may depend more heavily on PIMCO’s credit analysis to the extent that the Fund invests in below investment grade quality and unrated securities.

VARIABLE AND FLOATING RATE SECURITIES

Variable and floating rate instruments are instruments that pay interest at rates which adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to Floating Rate Loans, variable and floating rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital

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securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable or floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities. The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

FLOATING RATE AND OTHER BANK LOANS

The Fund may invest in fixed- and floating-rate loans issued by banks (including, among others, Floating Rate Loans, delayed funding loans and revolving credit facilities). Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

As noted, the Fund may purchase “assignments” of bank loans from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Fund may also invest in “participations” in bank loans. Participations by the Fund in a lender’s portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation.

The Floating Rate Loans in which the Fund may invest typically pay interest at rates that are re-determined periodically on the basis of a floating base lending rate (such as the LIBOR Rate) plus a premium. Although Floating Rate Loans are typically of below investment grade quality (i.e., high yield securities), they tend to have more favorable recovery rates than other types of below investment grade quality debt obligations. Floating Rate Loans may hold a senior position in the capital structure of a borrower and are often secured with collateral. A Floating Rate Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Floating Rate Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. A financial institution’s employment as an Agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be

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appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Purchasers of Floating Rate Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the net asset value, market price and/or yield of the common shares could be adversely affected. Floating Rate Loans that are fully secured may offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Floating Rate Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Fund may invest in Floating Rate Loans that are unsecured.

Floating Rate Loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price.

Floating Rate Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Floating Rate Loan from free cash flow. The degree to which borrowers prepay Floating Rate Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Floating Rate Loan with the proceeds from the prepayment of the former. The effect of prepayments on the Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other Floating Rate Loans that have similar or identical yields.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

As noted above under “—Floating Rate and Other Bank Loans,” the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

BANK CAPITAL SECURITIES AND BANK OBLIGATIONS

The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

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The Fund may also invest in other bank obligations including certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

BONDS

The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities and other issuers. Bonds are fixed or variable/floating rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

PREFERRED SECURITIES

Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred stocks usually do not have voting rights. Preferred stocks in some instances are convertible into common stock. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Although they are equity securities, preferred securities have certain characteristics of both debt securities and common stock. They are like debt securities in that their stated income is generally contractually fixed. They are like common stocks in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Because preferred securities represent an equity ownership

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interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

In order to be payable, dividends on preferred securities must be declared by the issuer’s board of directors. In addition, distributions on preferred securities may be subject to deferral and thus may not be automatically payable. Income payments on some preferred securities are cumulative, causing dividends and distributions to accrue even if they are not declared by the board of directors of the issuer or otherwise made payable. Other preferred securities are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred securities have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged. The dividend paid on the preferred securities in which the Fund may invest might not be eligible for tax-advantaged “qualified dividend” treatment. See “Tax matters.” Because the claim on an issuer’s earnings represented by preferred securities may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection in which the security is not redeemable. Thus, in declining interest rate environments in particular, any holdings of the Fund of higher dividend-paying preferred securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for equity-related capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, that is, an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic

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securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Principal risks of the Fund—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES

Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

FOREIGN (NON-U.S.) INVESTMENTS

The Fund may invest some or all of its assets in U.S. dollar-denominated debt obligations of foreign issuers or supranational government agencies. The Fund may invest up to 25% of its total assets in securities denominated in foreign currencies, including sovereign debt issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See “Principal risks of the Fund—Foreign (Non-U.S.) Investment Risk.”

The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

The foreign securities in which the Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to

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domestic debt issues, notably credit risk, interest rate risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

EMERGING MARKET SECURITIES

The Fund may invest up to 25% of its total assets in the securities that are economically tied to emerging market countries. A security is considered to be “economically tied” to an emerging market country if the issuer or guarantor of the security is organized under the laws of the country or if the currency of settlement of the security is a currency of the emerging market country. PIMCO has broad discretion to identify countries that it considers to qualify as emerging securities markets. In making investments in emerging market securities, the Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select emerging market country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors it believes to be relevant.

Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign, developed countries. See “Principal risks of the Fund—Emerging Markets Risk.”

FOREIGN CURRENCIES AND RELATED TRANSACTIONS

The Fund’s common shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and that income received by the Fund from many foreign debt obligations will be paid in foreign currencies. The Fund also may invest in or gain exposure to foreign currencies themselves for investment or hedging purposes. The Fund’s investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. See “Principal risks of the Fund—Foreign Currency Risk.” The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies. For instance, the Fund may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although PIMCO has the flexibility to engage in such transactions for the Fund, it may determine not to do so or to do so only in unusual circumstances or market conditions. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

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The Fund may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by PIMCO.

Please see “Investment Objective and Policies—Non-U.S. Securities,” “Investment Objective and Policies—Foreign Currency Transactions” and “Investment Objective and Policies—Foreign Currency Exchange-Related Securities” in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

DERIVATIVES

The Fund may, but is not required to, use a variety of derivative instruments for both investment and risk management purposes. The Fund also expects from time to time to use various derivatives transactions to add leverage to its portfolio. See “Use of leverage.” Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Fund may use include credit default swaps, total return swaps and other swap agreements, call and put options (including options on futures contracts), futures and forward contracts and short sales. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Principal risks of the Fund—Derivatives Risk.” Certain types of derivative instruments that the Fund may utilize are described elsewhere in this section, including those described under “—Certain Interest Rate Transactions,” “—Credit Default Swaps” and “—Structured Notes and Related Instruments.” Please see “Investment Objective and Policies—Derivative Instruments” in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be limited in its use of derivatives by guidelines imposed by the rating agencies (currently Fitch and Moody’s) that issue ratings for the Preferred Shares.

CREDIT DEFAULT SWAPS

The Fund may enter into credit default swap contracts for both investment and risk management purposes, as well as to add leverage to the Fund’s portfolio. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap

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provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or liquid assets or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

HYBRID INSTRUMENTS

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These

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benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund’s common shares if the Fund invests in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

STRUCTURED NOTES AND RELATED INSTRUMENTS

The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Fund may use structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio, and for leveraging purposes. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by PIMCO, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if PIMCO

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uses structured instruments to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

The Fund may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), mortgage dollar rolls, CMO residuals, adjustable rate mortgage-backed securities (“ARMBSs”), stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full

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faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but the common stock of which is now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FNMA and FHLMC continue to operate as going concerns while in conservatorship, and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. For more information regarding the mechanics and effects of such conservatorships, see “Investment Objective and Policies––Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PIMCO determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations. A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying

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mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities. CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Dollar Rolls. A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities (described below). In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability.

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Adjustable Rate Mortgage-Backed Securities. ARMBSs have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the

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CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Fund’s Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

Please see “Investment Objective and Policies—Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information and “Principal risks of the Fund—Mortgage-Related and Asset-Backed Securities Risk” in this prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

REAL ESTATE INVESTMENT TRUSTS (REITS)

The Fund may invest in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. The Fund may invest in equity or debt securities issued by REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs. Please see “Investment Objective and Policies—Real Estate Securities and Related Derivatives” in the Statement of Additional Information for a more detailed description of these instruments.

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CERTAIN INTEREST RATE TRANSACTIONS

In order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund may (but is not required to) enter into interest rate swap transactions. Interest rate swaps generally involve an agreement with the swap counterparty to pay a fixed or variable rate payment in exchange for the counterparty paying the Fund the other type of payment stream (i.e., variable or fixed). The payment obligation would be based on the notional amount of the swap. Other forms of interest rate swap agreements in which the Fund may invest include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate “collars”, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may (but is not required to) use interest rate swap transactions with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the common shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. Any termination of an interest rate swap transaction could result in a termination payment by or to the Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

The Fund may use reverse repurchase agreements or dollar rolls in order to add leverage to the portfolio in addition to (or as a substitute for) leverage obtained through the Preferred Shares. Under a reverse repurchase agreement, the Fund would sell securities to a bank or broker dealer and agree to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” See “Mortgage-Related and other Asset-Backed Securities—Mortgage Dollar Rolls.” Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities—thereby resulting in a transaction similar to a borrowing and giving rise to leverage for the Fund. The Fund will incur interest expense as a cost of utilizing reverse repurchase agreements and mortgage dollar rolls. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Unless the Fund covers its positions in reverse repurchase agreements or dollar rolls (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under such instruments will be subject to the Fund’s limitations on borrowings. See “Use of leverage.”

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

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U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

MUNICIPAL BONDS

Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax exempt private activity bonds and industrial development bonds generally are also limited obligation bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

The Fund may invest in pre-refunded municipal bonds. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded municipal bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). While still tax-exempt, pre-refunded municipal bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury securities or Agency Securities. As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investment in pre-refunded municipal bonds held by the Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

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The Fund may invest in Build America Bonds, which are taxable municipal bonds with federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds offer an alternative form of financing to the state and local governments whose primary means for accessing the capital markets has been through the issuance of tax-exempt municipal bonds. Build America Bonds are issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009 (the “Act”). The objective of the program is to reduce the borrowing costs of state and local governments. Pursuant to the Act, issuers can elect to receive the federal subsidies on Build America Bonds in one of two forms: (i) direct payments from the U.S. Treasury and the IRS to the issuer over the life of the bond in an amount generally equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the total coupon interest payable by the issuer to its bondholders (“direct pay” Build America Bonds) or (ii) a federal tax credit, which is passed along directly to bondholders, generally in an amount equal to 35% of the total coupon interest payable by the issuer to the bondholders (“tax credit Build America Bonds”). Issuance of Build America Bonds will cease on December 31, 2010 unless the relevant provisions of the Act are extended. In the event that the Build America Bond program is not extended, the Build America Bonds outstanding at such time will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds.

The Fund may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Fund will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipal securities.

The Fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

The Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Fund may purchase a warrant to lock in forward supply in an environment in which the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds

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have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Because a significant portion of insured municipal bonds that have been issued and are outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal bonds insured by that insurance company and on the municipal bond markets as a whole. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

RESIDUAL INTEREST BONDS

The Fund may invest in residual interest bonds (sometimes referred to as inverse floaters) (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the RIB holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. In a transaction in which the Fund purchases a RIB from a trust, and the underlying municipal bond was held by the Fund prior to being deposited into the trust, for financial reporting purposes the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s net asset value per common share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Fund when the Fund did not previously own the underlying municipal bond.

WHEN ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

INFLATION-INDEXED BONDS

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the

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rate of inflation. If the index measuring inflation falls, the principal value of inflation indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See “Tax matters.”

EVENT-LINKED INSTRUMENTS

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

CREDIT-LINKED TRUST CERTIFICATES

The Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market. Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies,

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exempt from registration under the 1940 Act. Therefore, the certificates will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Principal risks of the Fund—Liquidity Risk.” If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board or persons acting at its direction. See “Net asset value.” The Fund may lose its entire investment in a credit-linked trust certificate.

COMMON STOCKS AND OTHER EQUITY SECURITIES

The Fund may from time to time invest in or hold common stocks and other equity securities, including upon conversion of convertible securities held by the Fund or in connection with the restructuring of a debt security. For instance, in connection with the restructuring of a debt instrument, either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities in exchange for all or a portion of the debt instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold these equity securities in its portfolio.

Although common stocks and other equity securities have historically generated higher average returns than debt securities over the long term, they also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets and a decline in those markets may depress the prices of the equity securities held by the Fund. The prices of equity securities fluctuate for many different reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

OTHER INVESTMENT COMPANIES

The Fund may invest in securities of other open- or closed-end investment companies, including exchange traded funds (ETFs), to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the Offer) or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Investment Manager, PIMCO or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the net asset value and/or market value of the investment company’s shares will be more volatile than unleveraged investments. See “Principal risks of the Fund—Leverage Risk.”

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SHORT SALES

A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment purposes or for hedging and risk management purposes. The Fund may also take short positions with respect to the performance of securities, indexes, interest rates, currencies and other assets or markets through the use of derivative or forward instruments. When the Fund engages in a short sale of a security, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund’s custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called “naked” short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund’s losses theoretically could be unlimited. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and securities being hedged if the short is being used for hedging purposes. See “—Derivatives.” The Fund may engage in short selling to the extent permitted by the 1940 Act and the rules and interpretations thereunder and other federal securities laws. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

LENDING OF PORTFOLIO SECURITIES

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. See “Investment Objective and Policies—Securities Loans” in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned. The Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent, or the risk of loss due to the investment performance of the collateral. The Fund may pay lending fees to the party arranging the loan.

Please see “Investment Objective and Policies” in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

PORTFOLIO TURNOVER

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio

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turnover may adversely affect a Fund’s performance. Please see “Financial highlights” for the Fund’s historic portfolio turnover rates.

Use of leverage

The Fund has utilized leverage since shortly after it began investment operations, including through the issuance of Preferred Shares. As of February 28, 2010, the aggregate dollar amount (i.e., liquidation preference) of the Fund’s outstanding Preferred Shares was $161 million, which then represented approximately 27% of the Fund’s total assets (including assets attributable to the Preferred Shares). Information regarding the terms and features of the Preferred Shares is provided under “Description of capital structure” in this prospectus.

Following the offer, the Fund intends to add leverage to its portfolio by utilizing reverse repurchase agreements, dollar rolls or other forms of borrowings, such as bank loans or commercial paper or other credit facilities (collectively, “Borrowings” in order to maintain approximately the total amount of leverage (as a percentage of the Fund’s total assets) that the Fund currently maintains). As of February 28, 2010, the Fund had reverse repurchase agreements outstanding representing approximately 5% of the Fund’s total assets (including the leverage obtained through the use of the instruments), such that the Fund’s total leverage attributable in the aggregate to Preferred Shares and Borrowings then represented approximately 32% of the Fund’s total assets (including assets attributable to the Preferred Shares and leverage obtained through such instruments).

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, credit default swap contracts, futures and forward contracts and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue other preferred shares to add leverage to its portfolio.

Following completion of the Offer, the Fund currently intends to increase the amount of its leverage outstanding. The Fund intends to do so by engaging in additional Borrowings, including through the use of reverse repurchase agreements, in order to maintain the Fund’s desired leverage ratio at that time, taking into account the additional assets raised through the issuance of Shares in the Offer. The Fund may also add leverage through the use of credit default swaps and other derivative transactions and/or the other techniques noted above. There is no assurance, however, that the Fund will determine to add leverage following the Offer, as the Fund intends to utilize leverage opportunistically and may choose to increase or decrease its use of leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. In addition, if the Fund determines to add leverage following the Offer, it is not possible to predict with accuracy the precise amount of leverage that would be added, in part, because it is not possible to predict the number of Shares that ultimately will be subscribed for in the Offer.

The Fund’s net assets attributable to its Preferred Shares and the net proceeds the Fund obtains from Borrowings or other forms of leverage will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the dividend rates payable on the Preferred Shares together with the costs to the Fund of other forms of leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

Use of leverage

Regarding the expenses associated with the Fund’s leverage, the terms of the Preferred Shares provide that they would ordinarily pay dividends at a rate set at auctions held every seven days, subject to a maximum applicable rate calculated as a function of the Preferred Shares’ then-current rating and a reference interest rate. However, the weekly auctions for the Preferred Shares, as well as auctions for similar preferred shares of other closed-end funds across the U.S. industry, have failed since February 2008, and the dividend rates on the Preferred Shares since that time have been paid at the maximum applicable rate. The Fund expects that the Preferred Shares will continue to pay dividends at the maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for the Preferred Shares may resume normal functioning. See “Principal risks of the Fund––Leverage Risk” and “Description of capital structure” for more information.

Leveraging is a speculative technique and there are special risks and costs involved. The Fund cannot assure you that its Preferred Shares and any Borrowings or other forms of leverage (such as the use of derivatives strategies) will result in a higher yield on your common shares. When leverage is used, the net asset value and market price of the common shares and the yield to Common Shareholders will be more volatile. See “Principal risks of the Fund—Leverage Risk.” In addition, dividend, interest and other expenses borne by the Fund with respect to its Preferred Shares and any Borrowings or other forms of leverage are borne entirely by the Common Shareholders (and not by the holders of Preferred Shares) and result in a reduction of the net asset value of the common shares. In addition, because the fees received by the Investment Manager and by PIMCO are based on the total managed assets of the Fund (including any assets attributable to any preferred shares and borrowings that may be outstanding), the Investment Manager and PIMCO have a financial incentive for the Fund to have Preferred Shares outstanding and to use certain other forms of leverage (e.g., reverse repurchase agreements and other Borrowings), which may create a conflict of interest between the Investment Manager and PIMCO, on the one hand, and the Common Shareholders, on the other hand.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement.

The 1940 Act also generally prohibits the Fund from engaging in most forms of leverage other than preferred shares (including through the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swap contracts and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act, i.e., the value of the Fund’s total assets less liabilities (other than the leverage and other senior securities) is at least 300% of the principal amount of such leverage (i.e., effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total assets, including assets attributable to the leverage). The Fund is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, this 300% asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under derivatives and certain other instruments by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the

Use of leverage

1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage (other than preferred shares) used by the Fund. However, these transactions, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of additional leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if the strategies were not used. See “Principal risks of the Fund—Leverage Risk.” Failure to maintain certain asset coverage requirements could result in an event of default under certain Borrowings that may be used by the Fund.

The Fund’s ability to utilize leverage is also limited by asset coverage requirements and other guidelines imposed by rating agencies (currently Moody’s and Fitch) that provide ratings for the Preferred Shares, which may be more restrictive than the limitations imposed by the 1940 Act noted above. See “Description of capital structure” for more information.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

EFFECTS OF LEVERAGE

Assuming that the Preferred Shares and Borrowings used by the Fund will represent approximately 32% of the Fund’s total assets after the Expiration Date and pay dividends or incur interest expense at a combined average annual rate of [•]% (based on Preferred Share dividend rates and market interest rates as of the date of this prospectus), the income generated by the Fund’s portfolio (net of expenses) would have to exceed [•]% in order to cover such dividend payments or interest expense. Of course, these numbers are merely estimates, used for illustration. The amount of leverage used by the Fund as well as actual Preferred Share dividend rates and interest expenses on Borrowings used by the Fund, if any, will vary.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further assumes the Fund has Preferred Shares outstanding and is utilizing Borrowings representing, collectively, approximately 32% of the Fund’s total assets and a combined average Preferred Share dividend rate and interest expense of [• ]%.

Assumed Return on Portfolio (Net of Expenses)	(10.00)%		(5.00)%		0%		5%		10%
Corresponding Return to Common Shareholders	[•	]%	[•	]%	[•	]%	[•	]%	[•	]%

Common share total return is composed of two elements—the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares and expenses on other forms of leverage) and gains or losses on the value of the securities and other instruments the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

Any benefits of additional leverage used by the Fund following the Offer cannot be fully achieved until the proceeds resulting from the use of leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Principal risks of the Fund

The net asset value of the common shares will fluctuate with and be affected by, among other things, the following principal risks of the Fund: market discount risk, high yield risk, credit risk, interest rate risk, distressed and defaulted securities risk, liquidity risk, leverage risk, issuer risk, smaller company risk, management risk, convertible securities risk, preferred securities risk, foreign (non-U.S.) investment risk, emerging markets risk, foreign currency risk, derivatives risk, counterparty risk, mortgage-related and asset-backed securities risk, mortgage market/subprime risk, risk of investing in REITs, valuation risk, focused investment risk, reinvestment risk, inflation/deflation risk, confidential information access risk, equity securities and related market risk, Rule 144A securities risk, other investment companies risk, risk of regulatory changes and market disruption and geopolitical risk. These and other risks are summarized below.

MARKET DISCOUNT RISK

As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If common shares are sold, the price received may be more or less than the original investment. Net asset value of the Fund’s common shares will be reduced immediately following the Offer by expenses paid or reimbursed by the Fund in connection with the Offer. The completion of the Offer may result in an immediate dilution of the net asset value per common shares for all existing Common Shareholders, including those who fully exercise their Rights. The common shares are designed for long-term investors and should not be treated as trading vehicles. Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund’s common shares may trade at a price that is less than the Subscription Price for Shares issued pursuant to the Offer. This risk may be greater for investors who sell their Shares relatively shortly after completion of the Offer.

MARKET RISK

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

HIGH YIELD RISK

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the net asset value of the Fund’s common shares or common share dividends. The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or that are unrated but judged by PIMCO to be of comparable quality, including debt securities that are in default or the issuers of which are in bankruptcy. The Fund will not invest more than 20% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each agency rating the security or that are unrated but judged by PIMCO to be of comparable quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to

Principal risks of the Fund

as “high yield” securities or “junk bonds.” The prices of these lower grade bonds are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Bonds in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies.

The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. See “—Distressed and Defaulted Securities Risk.”

An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of a particular security. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. See “—Liquidity Risk.”

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider such factors as PIMCO’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Although Floating Rate Loans in which the Fund may invest will often be secured by collateral, there can be no assurance that liquidation of any such collateral would satisfy the borrower’s obligation in the event of default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Floating Rate Loan. To the extent the Fund focuses on Floating Rate Loans or other below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. See “Portfolio contents—High Yield Securities (“Junk Bonds”)” for additional information. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

DISTRESSED AND DEFAULTED SECURITIES RISK

As noted above, the Fund may invest in the debt securities of financially distressed issuers, including those that are in default or the issuers of which are in bankruptcy. Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. PIMCO’s judgments about the credit quality of the issuer and the relative value of its securities may prove to be wrong.

Principal risks of the Fund

CREDIT RISK

Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. In addition to the credit risks associated with high yield securities, the Fund could also lose money if the issuer of other debt obligations, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

INTEREST RATE RISK

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund will normally have a low to intermediate average portfolio duration (i.e., zero to eight years), the common share net asset value and market price per common share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Fund. The Fund’s use of leverage, as described below, will tend to increase common share interest rate risk. PIMCO may utilize certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the common shares.

LIQUIDITY RISK

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. Floating Rate Loans and various other securities in which the Fund may invest may not be registered with the Securities and Exchange

Principal risks of the Fund

Commission or any state securities commission and generally will not be listed on a national securities exchange. PIMCO will determine the liquidity of the Fund’s investments by reference to market conditions and contractual provisions.

LEVERAGE RISK

The Fund utilizes leverage on an ongoing basis for investment purposes, including through its outstanding Preferred Shares and also from time to time through the use of reverse repurchase agreements, other Borrowings and through other transactions noted below. See “Use of leverage” for details.

Leverage creates several major types of risks for Common Shareholders, including:

•	the likelihood of greater volatility of net asset value and market price of common shares than a comparable portfolio without leverage;

•	the possibility either that common share dividends will fall if the costs of leverage rise, or that dividends paid on common shares will fluctuate because such costs vary over time; and

•

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the common shares.

In addition to using Preferred Shares and Borrowings, the Fund may also enter into other transactions that may give rise to a form of leverage including, among others, credit default swap contracts, futures and forward contracts and other derivatives transactions, loans of portfolio securities, short sales and when issued, delayed delivery and forward commitment transactions. The Fund’s use of such transactions gives rise to associated leverage risks described herein, and may adversely affect the Fund’s income and distributions. The Fund may manage some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value or the market value, as applicable, of those positions. The Fund also may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies. See “Use of leverage.”

The Fund’s use of leverage creates the opportunity for increased net income to Common Shareholders, but also creates special risks for Common Shareholders. There can be no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The net proceeds the Fund obtains from its use of leverage are invested in accordance with the Fund’s investment objective and strategies as described in this prospectus. If the rate of return, net of applicable Fund expenses, on the investments purchased by the Fund exceeds the costs of such leverage to the Fund (including dividends, interest and other repayment obligations), then, all other things being equal, the use of such leverage by the Fund may allow the Fund to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, the costs of leverage rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the investments held by the Fund, thereby reducing the return to Common Shareholders. Among other negative consequences, any decline in the net asset value of the Fund’s investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its “Aaa” rating (in the case of Moody’s) or “AAA” rating (in the case of Fitch) on the Preferred Shares. In an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to these types of events, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of adverse economic conditions may result in a loss to the Fund. At other times,

Principal risks of the Fund

these liquidations may result in gain at the Fund level and thus in additional taxable distributions to Common Shareholders. See “Tax matters” for more information. The Preferred Shares have, and any Borrowings by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have, seniority over the Fund’s common shares.

Because the fees received by the Investment Manager and by PIMCO are based on the total managed assets of the Fund (including any assets attributable to any preferred shares and borrowings that may be outstanding), the Investment Manager and PIMCO have a financial incentive for the Fund to have Preferred Shares outstanding and to use certain other forms of leverage (e.g., reverse repurchase agreements and other Borrowings), which may create a conflict of interest between the Investment Manager and PIMCO, on the one hand, and the Common Shareholders, on the other hand.

ADDITIONAL RISKS ASSOCIATED WITH THE FUND’S PREFERRED SHARES

Although the Preferred Shares ordinarily would pay dividends at rates set at periodic auctions, the weekly auctions for the Preferred Shares (and auctions for similar preferred shares across the U.S.) have failed since February 2008. The dividend rates on the Preferred Shares since that time have been paid, and the Fund expects that they will continue to be paid for the foreseeable future, at the “maximum applicable rate,” which is calculated using a reference interest rate. An increase in market interest rates generally, therefore, could increase substantially the dividend rate required to be paid by the Fund to the holders of Preferred Shares, which would reduce the funds available for distribution to Common Shareholders. It is possible that a substantial rise in interest rates could make the Fund’s continued use of Preferred Shares for leverage purposes less attractive than such use is currently considered to be. In such case, the Fund may elect to redeem all or some portion of the Preferred Shares outstanding, which may require it to dispose of investments at inopportune times and to incur losses on such dispositions. Such dispositions may adversely affect the Fund’s investment performance generally, and the resultant loss of leverage may materially and adversely affect the returns to Common Shareholders.

The Preferred Shares have complete priority over the common shares as to distribution of assets, and in the event of limited funds available for distribution to shareholders, it is possible that all of such funds would be paid to holders of Preferred Shares to the exclusion of Common Shareholders.

The Fund must satisfy certain asset coverage tests mandated by the rating agencies that rate the Preferred Shares. Failure by the Fund to maintain the required asset coverages (and to cure such failure in a timely manner) can require the Fund to redeem Preferred Shares, as discussed above. Moreover, the rating agency guidelines impose restrictions or limitations on the Fund’s use of certain financial instruments or investment techniques that the Fund might otherwise utilize in order to achieve its investment objective, which may adversely affect the Fund’s investment performance. The New Fitch Criteria (as defined in “Description of capital structure”) and related asset coverage requirements in various respects impose more stringent and limiting standards than the guidelines to which the Fund previously was subject. In this regard, the New Fitch Criteria may cause the Fund to invest in higher-quality assets, use derivatives transactions and related leverage to a lesser extent, maintain higher balances of highly liquid assets, and otherwise to invest the Fund’s assets differently than it otherwise would prefer, all or any of which could negatively affect the Fund’s investment performance, yield to Common Shareholders and common share net asset value and/or market price. Rating agency guidelines may be modified by the rating agencies in the future, and such modifications may make such guidelines substantially more restrictive, which could further negatively affect the Fund’s investment performance.

ISSUER RISK

The value of debt instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Principal risks of the Fund

SMALLER COMPANY RISK

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling positions in securities of smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

MANAGEMENT RISK

The Fund is subject to management risk because it is an actively managed portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

CONVERTIBLE SECURITIES RISK

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price for these purposes is the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security; that is, an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Principal risks of the Fund—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

PREFERRED SECURITIES RISK

In addition to equity securities risk (see “—Equity Securities and Related Market Risk”), credit risk (see “—Credit Risk”) and possibly high yield risk (see “—High Yield Risk”), investment in preferred stocks

Principal risks of the Fund

involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes despite the fact that it does not currently receive such amount. In order to receive the special treatment accorded to “regulated investment companies” (“RICs”) and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”) and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

FOREIGN (NON-U.S.) INVESTMENT RISK

The Fund may invest some or all of its assets in U.S. dollar-denominated debt obligations of foreign issuers or supra-national government agencies. The Fund may invest up to 25% of its total assets in securities denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund’s investments in foreign issuers and in securities denominated in foreign currencies involve special risks.

For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe or Asia), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities from other countries whose economies appear to be unrelated. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Additionally, investments in securities of foreign issuers generally will be denominated in foreign currencies, subjecting the Fund to foreign currency risk. See “—Foreign Currency Risk.”

EMERGING MARKETS RISK

The Fund may invest up to 25% of its total assets in securities that are economically tied to emerging market countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks

Principal risks of the Fund

include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. The Fund may invest to a significant extent in emerging market securities that are issued in local currencies, subjecting the Fund to a greater degree of foreign currency risk. See “—Foreign Currency Risk.” Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt, in default or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk. See “—Credit Risk” and “—High Yield Risk.”

FOREIGN CURRENCY RISK

The Fund’s common shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a significant portion of the Fund’s assets may at any time be denominated in foreign (non-U.S.) currencies and income received by the Fund from many foreign debt obligations will be paid in foreign currencies. The Fund may also invest in or gain exposure to foreign currencies themselves for investment or hedging purposes. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if utilized), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These fluctuations may have a significant adverse effect on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. As noted above, the Fund may (but is not required to) attempt to hedge some of its exposure to foreign currencies in order to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

DERIVATIVES RISK

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments for hedging or risk management purposes or as part of its investment strategies, such as options contracts (including options on futures contracts), futures contracts, swap agreements (including total return and credit-default swaps) and short sales. The Fund may also have exposure to derivatives, such as interest rate or credit default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund may use derivatives as a substitute for taking a position in an underlying debt instrument or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described

Principal risks of the Fund

elsewhere in this prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, the Fund is subject to certain restrictions or limitations on its use of derivative strategies imposed by Moody’s and Fitch (or any rating agency that may in the future rate the Preferred Shares) in connection with their ratings of the Fund’s Preferred Shares. See “Description of capital structure.” The use of derivatives also may increase the amount of and affect the character and/or timing of taxes payable by shareholders.

COUNTERPARTY RISK

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, these securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. For instance, the Fund may invest in stripped mortgage-backed securities with respect to which one class receives all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class receives all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these investments. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. For instance, certain collateralized debt obligations in which the Fund may invest are backed by pools of high-risk, below investment grade debt securities and may involve substantial credit and other risks. Further, due to their often complicated structures, various mortgage-related and particularly asset-backed securities may be difficult to value and may constitute illiquid investments.

Investments in mortgage-related securities may involve particularly high levels of risk under current market conditions. See “—Mortgage Market/Subprime Risk.”

Principal risks of the Fund

MORTGAGE MARKET/SUBPRIME RISK

The residential mortgage market in the United States has experienced difficulties over the past few years that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased during that period and may continue to increase, and a decline in or flattening of housing values (as has been experienced during that period and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy during that period. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

GOVERNMENT ENTITY RISK

As noted, the Fund may invest in mortgage-related and other debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities and sponsored enterprises. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises, such as the Federal Home Loan Banks, FHLMC, FNMA and the Student Loan Marketing Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. See “Investment Objective and Policies—Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information.

RISK OF INVESTING IN REITS

Like other mortgage-related securities, REITs are subject to interest rate risk and prepayment risk. Investing in REITs also involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry.

Principal risks of the Fund

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Composite Stock Index.

VALUATION RISK

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. See “Net asset value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset by the Fund.

FOCUSED INVESTMENT RISK

Although the Fund has a policy not to concentrate investments in any particular industry, it may (consistent with that policy) invest up to 25% of its assets in any particular industry. To the extent that the Fund focuses its investments in a particular industry, the net asset value of the common shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors, such as those in the banking or financial services sectors, which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund will also be subject to focused investment risks to the extent that it invests a substantial portion of its assets in a particular country or geographic region. See “—Foreign (Non-U.S.) Investment Risk,” “—Emerging Markets Risk” and “—Foreign Currency Risk.”

REINVESTMENT RISK

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from prepaid, matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on the market price, net asset value and/or overall return of the Fund’s common shares.

SHORT SALE RISK

A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the

Principal risks of the Fund

price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

CONFIDENTIAL INFORMATION ACCESS RISK

In managing the fund, PIMCO normally will seek to avoid the receipt by the portfolio manager and analysts of material, non-public information (“Confidential Information”) about the issuers of Floating Rate Loans, other bank loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans. In circumstances when the PIMCO portfolio manager and analysts do not receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other bank loan investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to bank loans, PIMCO’s ability to assess the desirability of such consents, waivers and amendments may be compromised.

EQUITY SECURITIES AND RELATED MARKET RISK

The Fund may hold common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. See “—Issuer Risk.” The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Debt securities are also subject to the market risks described above; however, equity securities generally have greater price volatility than bonds and other debt securities.

RULE 144A SECURITIES RISK

Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act.

OTHER INVESTMENT COMPANIES RISK

The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a shareholder in an investment company, the Fund will bear its ratable

Principal risks of the Fund

share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “—Leverage Risk.”

RISK OF REGULATORY CHANGES

To the extent that legislation or state or federal bank or other regulators impose additional requirements or restrictions on the ability of certain financial institutions to make loans, particularly in connection with highly leveraged transactions, the availability of investments sought after by the Fund may be reduced. Further, such legislation or regulation could depress the market value of investments held by the Fund. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the Fund’s portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

MARKET DISRUPTION AND GEOPOLITICAL RISK

The wars with Iraq and Afghanistan, their aftermath and the occupations of Iraq and substantial military presence in Afghanistan are likely to have a substantial effect on the U.S. and world economies and securities markets. The nature, scope and duration of the wars and the potential costs of rebuilding infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and net asset value of the common shares.

RECENT ECONOMIC CONDITIONS RISK/IMPACTS ON BANKING AND FINANCIAL SERVICES SECTORS

The debt and equity capital markets in the United States have been negatively affected by significant write-offs in the banking and financial services sectors relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of banking and other major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely affected the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These developments may increase the volatility of the value of securities owned by the Fund, particularly those of companies in the banking and financial services sectors, and also may make it more difficult for the Fund to accurately value securities or to sell securities on a timely basis. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value of the Fund. In addition, the prolonged continuation or further deterioration of current market conditions could adversely affect the Fund’s portfolio.

Principal risks of the Fund

The recent instability in the financial markets discussed above has led the U.S. government to take a number of unprecedented actions designed to support certain banking and other financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

CERTAIN AFFILIATIONS

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Manager and/or PIMCO due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager and PIMCO. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

ANTI-TAKEOVER PROVISIONS

The Fund’s Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Anti-takeover provisions in the Agreement and Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares or at net asset value.

How the Fund manages risk

INVESTMENT LIMITATIONS

The Fund has adopted certain investment limitations designed to limit investment risk and to maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. The Fund may not:

•

concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; or

•

with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

How the Fund manages risk

The Fund would be deemed to “concentrate” its investments in a particular industry if it invested more than 25% of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities). The Fund interprets its industry concentration policy to apply to direct investments in the securities of issuers in a particular industry, as defined by the Fund. For purposes of this restriction, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, municipal bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Funds’ industry concentration restrictions.

The Fund is subject to additional guidelines in order to obtain and maintain ratings on the Preferred Shares of “Aaa” from Moody’s and “AAA” from Fitch and may become subject to additional guidelines in the future. See “Description of capital structure” in this Prospectus and “Investment Objective and Policies” and “Investment Restrictions” in the SAI for information about these guidelines and a complete list of the fundamental investment policies of the Fund.

HEDGING AND RELATED STRATEGIES

The Fund may (but is not required to) use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Fund may purchase credit default swap contracts for the purpose of hedging the Fund’s credit exposure to certain issuers and, thereby, decreasing its exposure to credit risk, and it may invest in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio and, thereby, decreasing the Fund’s exposure to interest rate risk. See “Portfolio contents—Credit Default Swaps,” “Portfolio contents—Structured Notes and Related Instruments” and “Portfolio contents—Certain Interest Rate Transactions” in this prospectus. The Fund may also (but is not required to) seek to hedge some or all of its exposure to foreign currencies, including through the use of derivative strategies, to protect against future fluctuations in foreign currencies in relation to the U.S. dollar. See “Portfolio contents—Foreign Currencies and Related Transactions.” Other hedging strategies that the Fund may use include: financial futures contracts; short sales; other types of swap agreements or options thereon; options on financial futures; and options based on either an index or individual debt securities whose prices, PIMCO believes, correlate with the prices of the Fund’s investments. Income earned by the Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to shareholders. For instance, income earned by the Fund from its foreign currency hedging activities, if any, may give rise to ordinary income that, to the extent not offset by losses from such activities, will be distributed to shareholders and taxable at ordinary income rates. Therefore, these foreign currency hedging activities can increase the amount of distributions taxable to shareholders as ordinary income. See “Tax matters.” There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. PIMCO may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, the Fund is subject to certain restrictions on its use of hedging strategies imposed by guidelines of Fitch and/or Moody’s with respect to their ratings on the Preferred Shares.

Management of the Fund

TRUSTEES AND OFFICERS

The Board is responsible for the management of the Fund, including supervision of the duties performed by the Investment Manager and PIMCO. There are currently seven Trustees of the Fund, one of whom is treated by the Fund as an “interested person” (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

INVESTMENT MANAGER

The Investment Manager serves as the investment manager of the Fund. Subject to the supervision of the Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Investment Manager is located at 1345 Avenue of the Americas, New York, New York 10105.

Organized in 2000, the Investment Manager provides investment management and advisory services to a number of closed-end and open-end investment company clients. The Investment Manager is a wholly-owned indirect subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. As of December 31, 2009, the Investment Manager and its investment management affiliates had approximately $1.7 trillion in assets under management.

The Investment Manager has retained its affiliate, PIMCO, as a sub-adviser to manage the Fund’s portfolio investments. See “—Sub-Adviser” below. The Investment Manager may retain affiliates to provide various administrative and other services required by the Fund.

SUB-ADVISER

PIMCO, an affiliate of the Investment Manager, serves as the sub-adviser for the Fund, pursuant to a portfolio management agreement between the Investment Manager and PIMCO. Subject to this agreement and to the supervision of the Investment Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to a number of open-end and closed-end investment companies. As of December 31, 2009, PIMCO had approximately $1 trillion in assets under management.

The Investment Manager (and not the Fund) will pay a portion of the fees it receives under the Investment Management Agreement to PIMCO in return for PIMCO’s services. The fee is paid monthly at the annual rate of 0.55% of the Fund’s average weekly total managed assets, provided, however, that the amounts payable for each month shall be reduced by the amount of all fees, if any, payable by the Investment Manager to the underwriters of the Fund’s initial public offering of common shares for such month (such that the Investment Manager retains from its investment management fee, on an annual basis, .05% of the Fund’s average weekly total managed assets, after having paid PIMCO and such underwriters).

The following individual has primary responsibility for the day-to-day portfolio management of the Fund.

Portfolio Manager	Since	Title	Recent Professional Experience
William H. Gross	December 2009	Managing Director and Co-Chief Investment Officer of PIMCO	Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. Mr. Gross has been associated with PIMCO since 1971.

Management of the Fund

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between the Investment Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Investment Manager an annual fee, payable monthly, in an amount equal to 0.75% of the Fund’s average weekly total managed assets, for the services and facilities it provides. “Total managed assets” means the total assets of the Fund (including any assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any Preferred Shares outstanding is not considered a liability. With respect to any reverse repurchase agreement or similar transaction, “total managed assets” include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

In addition to the fees of the Investment Manager, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Investment Manager), custodial expenses, shareholder servicing expenses, transfer agency, sub-transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Investment Manager and PIMCO are based on the total managed assets of the Fund (including any assets attributable to any preferred shares and borrowings that may be outstanding), the fees will be higher when leverage is utilized and the Investment Manager and PIMCO therefore have a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between the Investment Manager and PIMCO, on the one hand, and the Fund’s Common Shareholders, on the other hand.

A discussion regarding the basis for the Board’s continuation of the Fund’s Investment Management Agreement and Portfolio Manager agreement is available in the Fund’s annual report to shareholders for the fiscal year ended July 31, 2009.

REGULATORY AND LITIGATION MATTERS

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits

Management of the Fund

have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

PIMCO and PIMCO Funds, a series of mutual funds managed by PIMCO, are the subject of a lawsuit in the Northern District of Illinois Eastern Division, in which the complaint alleges that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts in violation of the federal Commodity Exchange Act provisions on market manipulation. In July 2007, the District Court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. PIMCO believes the complaint is without merit and PIMCO and PIMCO Funds intend to vigorously defend against this action. The outcome of this action cannot be predicted at this time.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Net asset value

The net asset value per share (“NAV”) of the Fund’s common shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities and the liquidation preference of Preferred Shares, by the total number of common shares outstanding. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund’s investments will be valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or

Net asset value

adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Fund may use modeling tools provided by third-party vendors to determine fair values of certain non-U.S. securities.

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager or PIMCO. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.

Distributions

The Fund intends to make regular monthly cash distributions to Common Shareholders at rates which may vary based upon the performance of the Fund and income accrual. Distributions can be made only from net investment income after paying any accrued dividends to holders of Preferred Shares. The dividend rate that the Fund pays on its common shares will depend on a number of factors, including variable rates of interest which may be received on the Fund’s portfolio, the level of dividends payable on the Preferred Shares and the expenses of any other leveraging transactions utilized by the Fund. Because some or all of the debt instruments held by the Fund may be floating rate assets, the amount of the Fund’s monthly distributions to Common Shareholders may vary over time with fluctuations in market interest rates. The net income of the Fund consists of all income paid or accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, substantially all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute to Common Shareholders their pro rata shares of any available net capital gains. Although it does not now intend to do so, the Board may change the Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on any outstanding Preferred Shares.

To permit the Fund to maintain a more stable relationship between its monthly distributions and the variable rates of interest it may receive on its investment portfolio, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net

Distributions

investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value. Unless Common Shareholders elect to receive distributions in cash, all distributions to Common Shareholders will be automatically reinvested in additional common shares under the Fund’s Dividend Reinvestment Plan.

Dividend reinvestment plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional common shares by PNC Global Investment Servicing Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will be paid in cash by check mailed, in the case of direct shareholders, to the record holder by PNC Global Investment Servicing Inc., as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of common shares you will receive with respect to a common share dividend will be determined as follows:

(1)	If on the payment date the net asset value of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Fund will issue new common shares at the greater of (i) the net asset value per common share on the payment date or (ii) 95% of the market price per common share on the payment date; or

(2)	If on the payment date the net asset value of the common shares is greater than the market price per common share plus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive common shares for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your common shares and send you the proceeds, minus brokerage commissions.

Dividend reinvestment plan

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys common shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PNC Global Investment Servicing Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027, telephone number (800) 254-5197.

Description of capital structure

The following is a brief description of the capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund’s Agreement and Declaration of Trust, as amended and restated through the date hereof (the “Declaration”) and Bylaws, as amended and restated through the date hereof (the “Bylaws”). The Fund’s Declaration and Bylaws are each exhibits to the registration statement of which this prospectus is a part.

The Fund is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a “Massachusetts business trust”) established under the laws of The Commonwealth of Massachusetts by the Fund’s Declaration. The Declaration provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. Preferred shares (such as the Preferred Shares) may be issued in one or more series, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. The following table shows, for each class of authorized securities of the Fund, the amount of (i) shares authorized and (ii) shares outstanding, each as of February 28, 2010.

Title of Class	Amount Authorized	Amount Outstanding
Common Shares	Unlimited	43,261,106
Preferred Shares
Series M	3,840	1,288
Series T	3,840	1,288
Series W	3,840	1,288
Series TH	3,840	1,288
Series F	3,840	1,288

The common shares of the Fund commenced trading on the NYSE on October 27, 2004 under the trading or “ticker” symbol “PFN.” As of the close of trading on the NYSE on [•], the net asset value per common share was $[•], and the closing price per common share on the NYSE was $[•].

Common Shareholders are entitled to share equally in dividends declared by the Board payable to Common Shareholders and in the net assets of the Fund available for distribution to Common

Description of capital structure

Shareholders after payment of the preferential amounts payable to holders of Preferred Shares and any other outstanding preferred shares of beneficial interest. See “—Preferred Share Dividends” below. Neither Common Shareholders nor holders of preferred shares (including the Preferred Shares) have preemptive or conversion rights or have the right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares (including the Preferred Shares), and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Fund’s Common Shareholders. See “—Liquidation Preference” below.

For so long as any Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of additional common shares or rights to purchase common shares or other shares ranking junior to the Preferred Shares as to dividends or upon liquidation) in respect of common shares or any other shares of the Fund ranking junior to or on a parity with the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to Preferred Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with Preferred Shares as to dividends and upon liquidation), unless and only if: (i) immediately after such transaction, the Fund would satisfy both Moody’s Ratings Agency Preferred Shares Asset Coverage and Fitch Ratings Agency Preferred Shares Asset Coverage, and 1940 Act Preferred Shares Asset Coverage would be satisfied (each as defined and described under “—Rating Agency Guidelines and Asset Coverage” below); (ii) full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent for the Preferred Shares; and (iii) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Fund’s Bylaws. See “—Preferred Shares Redemption” below. The Fund expects that similar restrictions would apply to any other classes of preferred shares that the Fund might choose to issue in the future. In addition, if the Fund has outstanding any senior security representing indebtedness, the 1940 Act also prohibits the Fund from declaring any dividend or distribution on the Fund’s common shares (other than a dividend or distribution paid in shares of additional common shares) unless such senior securities representing indebtedness have at the time of the declaration asset coverage of at least 300% after deducting the amount of such dividend or distribution. See “Use of leverage.”

Shareholders of each class are entitled to one vote for each share held. Common Shareholders will vote with the holders of any outstanding Preferred Shares or other preferred shares as a single class on each matter submitted to a vote of holders of common shares, except as otherwise provided by the Declaration, the Bylaws or applicable law. Except as otherwise provided by the Declaration, the Bylaws or applicable law, holders of Preferred Shares, voting as a separate class, are entitled to elect two of the Fund’s Trustees. The remaining Trustees will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund’s Trustees until all dividends in arrears have been paid or declared and set apart for payment.

The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its shareholders.

Description of capital structure

ADDITIONAL INFORMATION REGARDING THE PREFERRED SHARES

The Fund initially issued Preferred Shares in five series (Series M, Series T, Series W, Series TH and Series F) in December 2004, in the amount of 3,840 shares per series. The Preferred Shares have a par value of $0.00001 and liquidation value of $25,000 per share. The Preferred Shares have various rights determined by action of the Board without the approval of Common Shareholders, most of which are specified in Article 11 of the Fund’s Bylaws. The Fund voluntarily redeemed a total of 12,760 shares of each series of its outstanding Preferred Shares in December 2008, March 2009 and April 2009, such that the Fund currently has a total of 6,440 Preferred Shares outstanding (1,288 shares per series), with a total liquidation value of $161,000,000.

Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares of beneficial interest as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither Common Shareholders nor holders of Preferred Shares have preemptive rights to purchase any Preferred Shares or any other preferred shares that might be issued by the Fund.

PREFERRED SHARE DIVIDENDS

The Preferred Shares have complete priority over the common shares as to distribution of assets. The terms of the Preferred Shares provide that they would ordinarily pay dividends at a rate set at auctions held every seven days, normally payable on the first business day following the end of the rate period, subject to a “maximum applicable rate” calculated as a function of the Preferred Shares’ then-current ratings and a reference interest rate as described below. However, the weekly auctions for the Preferred Shares, as well as auctions for similar preferred shares of other closed-end funds across the U.S. industry, have failed since February 2008, and the dividend rates on the Preferred Shares since that time have been paid at the maximum applicable rate. The Fund expects that the Preferred Shares will continue to pay dividends at the maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for the Preferred Shares may resume normal functioning.

As noted, the “maximum applicable rate” for each series of Preferred Shares depends on the credit ratings assigned to such shares (currently by Fitch and Moody’s) and on the duration of the rate period. The maximum applicable rate for any regular rate period (i.e., any rate period other than a non-payment period) will be the higher of the applicable percentage of the reference rate, or the applicable spread plus the reference rate. The reference rate is the applicable LIBOR Rate (as defined below) (for a rate period of fewer than 365 days) or the Treasury Index Rate (as defined below) (for a rate period of 365 days or more). The applicable percentage and applicable spread for any regular rate period will generally be determined based on the credit ratings assigned to the Preferred Shares by Fitch and Moody’s on the auction date for such period (as set forth in the table below).

Moody’s Credit Rating	Fitch Credit Rating	Applicable Percentage	Applicable Spread
Aaa	AAA	125%	125 bps
Aa3 to Aa1	AA- to AA+	150%	150 bps
A3 to A1	A- to A+	200%	200 bps
Baa3 to Baa1	BBB- to BBB+	250%	250 bps
Ba1 and below	BB+ and below	300%	300 bps

For these purposes, the “LIBOR Rate” is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable rate period for a series of Preferred Shares (ordinarily 7 days), and the “Treasury Index Rate” is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable rate period for a series of Preferred Shares.

Description of capital structure

RATING AGENCY GUIDELINES AND ASSET COVERAGE

The Fund is required to satisfy various asset maintenance requirements with respect to its Preferred Shares under the terms of the Bylaws, which are summarized below.

1940 Act Preferred Shares Asset Coverage. The Fund is required under the Bylaws to maintain, with respect to the Preferred Shares, as of the last business day of each month in which any Preferred Shares are outstanding, 1940 Act Preferred Shares Asset Coverage (as defined below) of at least 200% with respect to senior securities that are equity securities, including the Preferred Shares. If the Fund fails to maintain 1940 Act Preferred Shares Asset Coverage and such failure is not cured as of the last business day of the following month (the “1940 Act Cure Date”), the Fund will be required under certain circumstances to redeem certain of the Preferred Shares. See “––Preferred Shares Redemption” below.

The 1940 Act Preferred Shares Asset Coverage with respect to the Fund’s currently outstanding Preferred Shares as of February 28, 2010 was as follows:

Value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities	=	347%
Senior securities representing indebtedness plus liquidation value of the Preferred Shares

Ratings Agency Preferred Shares Asset Coverage. In connection with the Fund’s receipt of ratings of “Aaa” from Moody’s and “AAA” from Fitch with respect to the Preferred Shares, the Fund is required under the Bylaws to satisfy separate asset coverage tests specific to each rating agency (with respect to each ratings agency, “Ratings Agency Preferred Shares Asset Coverage”).

Moody’s Ratings Agency Preferred Shares Asset Coverage. Satisfaction of Moody’s Ratings Agency Preferred Shares Asset Coverage generally requires the Fund to have eligible assets having in the aggregate a discounted value equal to or in excess of a “Preferred Shares Basic Maintenance Amount.” Generally, the Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the Fund’s preferred shares then outstanding (including the Preferred Shares) and (b) certain accrued and projected payment obligations of the Fund, including without limitation any accrued and projected dividends on its preferred shares then outstanding (including the Preferred Shares).

Article 11 of the Fund’s Bylaws includes Moody’s-specific guidelines for calculating discounted value for purposes of determining whether the Moody’s Ratings Agency Preferred Shares Asset Coverage test is satisfied. These guidelines specify discount factors that the Fund must apply to various types of securities in its portfolio for purposes of calculating whether the discounted value of the Fund’s eligible assets is at least equal to the Preferred Shares Basic Maintenance Amount (with the level of discount generally becoming greater as the credit quality of a security becomes lower). In addition, under the Moody’s guidelines, certain types of securities (including securities in which the Fund may otherwise invest) are not eligible for inclusion in the calculation of the discounted value of the Fund’s portfolio. Such ineligible securities may include, for example, certain privately placed debt securities (other than Rule 144A securities) and debt securities of certain non-U.S. issuers. The Moody’s guidelines for calculating discounted value do not impose any limitations on the percentage of the Fund’s assets that may be invested in ineligible assets, and the amount of ineligible assets included in the Fund’s portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Moody’s eligible assets included in the portfolio.

Fitch Ratings Agency Preferred Shares Asset Coverage. Until recently, the ratings agency asset coverage criteria relating to Fitch’s ratings of the Preferred Shares were substantially similar in structure to the Moody’s-related requirements summarized above. Like the Moody’s requirements, the Fitch asset coverage requirements were premised on the Fund having eligible assets with an aggregate discounted

Description of capital structure

value equal to or in excess of the Preferred Share Basis Maintenance Amount. The asset coverage requirements of the two ratings agencies differed in that each rating agency had different guidelines for calculating discounted value and for determining whether a particular asset was an eligible asset for these purposes.

Effective March 1, 2010, the Fund’s Board adopted amended and restated Bylaws which incorporate substantially revised and updated Preferred Shares ratings criteria issued by Fitch with respect to its ratings on debt and preferred stock issued by closed-end investment companies (the “New Fitch Criteria”). The New Fitch Criteria are attached as Exhibit 1 to the Fund’s Bylaws and are incorporated therein by reference.

Generally, the New Fitch Criteria include two separate asset coverage tests which differ from the single Preferred Share Basis Maintenance Amount test currently applicable to Moody’s ratings of the Preferred Shares and previously to Fitch’s ratings. Under the New Fitch Criteria, the Fund must satisfy both a “Fitch Total Overcollateralization Test” (“Fitch Total OC”) and a “Fitch Net Overcollateralization Test” (“Fitch Net OC”), in each case to be consistent with a AAA rating from Fitch, to satisfy Fitch Ratings Agency Preferred Shares Asset Coverage.

The New Fitch Criteria define Fitch Total OC and Fitch Net OC as follows:

Fitch Total OC	=	Total Net Discounted Assets at MV*
Fitch Rated Liability + Other Liabilities Pari Passu and Senior to Rated Liability

*	Total net discounted assets at market value (MV) equal total portfolio assets at MV and accrued income, including assets held as collateral for other Fund liabilities, less current liabilities that settle in 10 days that are not part of a rolling leverage strategy (such as to-be-announced (TBA) securities, futures, forwards, among others), then discounted pursuant to the Fitch discount factors specified in the New Fitch Criteria.

Fitch Net OC	=	Available Net Discounted Assets*
Fitch Rated Liability + Other Liabilities That Are Pari Passu

*	Available net discounted assets equals total portfolio assets at MV and accrued income minus all assets that are either held as collateral for other Fund liabilities and/or subject to a first claim of a senior liability in the capital structure minus current liabilities that settle in 10 days that are not part of a rolling leverage strategy (such as TBA security rolls, futures, forwards, among others), then discounted pursuant to the Fitch discount factors specified in the New Fitch Criteria.

Under the Fund’s Bylaws, Fitch Ratings Agency Preferred Shares Asset Coverage is satisfied if, as of a particular date or time, the Fund has sufficient asset coverage with respect to the Preferred Shares such that the Fund satisfies both the (i) Fitch Total OC test and the (ii) Fitch Net OC test as of such date or time. The Fitch Total OC test and the Fitch Net OC test are satisfied if the Fund has Fitch Total OC or Fitch Net OC, as the case may be, in excess of one-hundred percent (100%) pursuant to the applicable formula above.

Other key components of the New Fitch Criteria as cited by Fitch include, among others, updated asset discount factors (used in part to calculate Fitch Total OC and Fitch Net OC), changes to issuer and industry diversification and concentration thresholds and guidelines and inclusion of leverage and derivatives when calculating asset coverage for purposes of determining Fitch Ratings Agency Preferred Shares Asset Coverage.

In the event the Fund does not timely cure a failure to maintain (a) Moody’s Ratings Agency Preferred Shares Asset Coverage or Fitch Ratings Agency Preferred Shares Asset Coverage (as applicable) or (b) 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described under “—Preferred Shares Redemption—Mandatory Redemption” below.

In addition to the requirements described above, the rating agency guidelines impose restrictions or limitations on the Fund’s use of certain financial instruments or investment techniques that the Fund

Description of capital structure

might otherwise utilize in order to obtain and maintain a rating from Moody’s and Fitch on the Preferred Shares. It is not currently anticipated that these guidelines will materially impede PIMCO from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, it should be noted that the New Fitch Criteria and related asset coverage requirements to which the Fund recently became subject are different in material respects from the Fitch-related asset coverage requirements to which the Fund was subject prior to March 1, 2010, and in various respects impose more stringent and limiting standards than the prior Fitch guidelines and/or the Moody’s guidelines summarized above. In this regard, the New Fitch Criteria may cause the Fund to invest in higher-quality assets, use derivatives transactions and related leverage to a lesser extent, maintain higher balances of highly liquid assets, and otherwise invest the Fund’s assets differently than it has in the past under the prior Fitch guidelines, which could negatively impact the Fund’s investment performance, yield to common shareholders and common share net asset value and/or market price.

The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody’s and/or Fitch with respect to their ratings of the Preferred Shares. Failure to adopt any such modifications, however, may result in a reduction in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Trustees may, without shareholder approval, amend, alter or repeal various definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody’s or Fitch (or any substitute rating agency) that any such amendment, alteration or repeal would not impair the rating then assigned by the rating agency to the Preferred Shares.

The ratings of the Preferred Shares are based on current information furnished to Moody’s and Fitch by the Fund, the Manager and/or PIMCO or information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund’s common shares have not been rated by a nationally recognized statistical rating organization. A rating agency’s guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Fund pays certain fees to Moody’s and Fitch for rating the Preferred Shares.

The foregoing description of the rating agency guidelines and asset coverage requirements applicable to the Preferred Shares is intended only as a summary and is qualified in its entirety by reference to the actual terms of Article 11 and other relevant provisions of the Fund’s Bylaws and Exhibit 1 thereto (which includes the New Fitch Criteria).

LIQUIDATION PREFERENCE

Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund (whether voluntary or involuntary), the holders of Preferred Shares then outstanding will be entitled to receive and to be paid, out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution will be made on the Fund’s common shares or any other class of shares of the Fund ranking junior in right of payment upon liquidation to the Preferred Shares, an amount equal to the liquidation preference with respect to such Preferred Shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. If such assets of the Fund are insufficient to make the full liquidation payment on outstanding Preferred Shares and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on parity with the Preferred Shares as to payment upon liquidation, then such assets will be distributed among the holders of Preferred Shares and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders

Description of capital structure

of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund. For these purposes, a liquidation of the Fund does not include the sale of all or any portion of the assets of the Fund; or the merger, consolidation or statutory share exchange of the Fund into or with any trust or other entity.

As used in this prospectus, unless otherwise noted, the Fund’s “net assets” include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from “net assets,” so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund’s Preferred Shares will be treated as stock (rather than indebtedness).

PREFERRED SHARES REDEMPTION

Mandatory Redemption. As noted above, the Fund is required under the Bylaws to maintain (a) both Moody’s Ratings Agency Preferred Shares Asset Coverage and Fitch Ratings Agency Preferred Shares Asset Coverage and (b) 1940 Act Preferred Shares Asset Coverage. Eligible portfolio securities for the purposes of (a) above will be determined from time to time by the rating agency then rating the Preferred Shares. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the Bylaws, the Fund would be required to redeem all or a portion of the Preferred Shares. This mandatory redemption would take place on a date that the Trustees specify out of legally available funds in accordance with the Declaration, the Bylaws and applicable law, at the redemption price of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund would redeem the lesser of (a) the minimum number of Preferred Shares necessary to satisfy the applicable Ratings Agency Preferred Shares Asset Coverage or 1940 Act Preferred Shares Asset Coverage, as the case may be, and (b) the maximum number of Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement that can be redeemed out of funds expected to be legally available therefor at the time of redemption, and in any case will redeem such Preferred Shares pro rata among the Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement. The mandatory redemption will be limited to the number of Preferred Shares and any other preferred shares necessary to restore the required Ratings Agency Preferred Shares Asset Coverage or 1940 Act Preferred Shares Asset Coverage, as the case may be.

Optional Redemption. To the extent permitted under the 1940 Act and under Massachusetts law, upon giving notice of redemption, as provided below, the Fund, at its option, may redeem Preferred Shares, in whole or in part, out of funds legally available therefore, at the Optional Redemption Price per share on any dividend payment date; provided that no Preferred Shares may be redeemed at the option of the Fund during (a) the initial rate period with respect to the Preferred Shares or (b) a non-call period to which such shares are subject. “Optional Redemption Price” means $25,000 per Preferred Shares plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption plus the applicable redemption premium, if any. The Fund has the authority to redeem the Preferred Shares for any reason and may redeem all or part of the outstanding Preferred Shares if it anticipates that the Fund’s leveraged capital structure will result, for a significant period of time, in a lower rate of return to Common Shareholders than that obtainable if the Common Shares were not so leveraged.

Although the Preferred Shares are subject to redemption under certain circumstances as described above, unlike the shares of an open-end mutual fund, the Preferred Shares may not be redeemed at a shareholder’s option at net asset value.

Description of capital structure

Market and net asset value information

The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “PFN.” The Fund’s common shares commenced trading on the NYSE in October 2004. The Fund cannot predict whether its common shares will trade in the future at a premium or discount to net asset value. The conduct of the Offer and the issuance of additional common shares pursuant to the Offer may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the common shares. Record Date Shareholders who do not fully exercise their Rights will, upon completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price per common share may be less than the then current net asset value per common share, the completion of the Offer may result in an immediate dilution of the net asset value per common share for all existing Common Shareholders. Such dilution is not currently determinable because it is not known how many common shares will be subscribed for, what the net asset value or market price of the common shares will be on the Expiration Date or what the Subscription Price will be. Such dilution could be substantial. If such dilution occurs, Common Shareholders will experience a decrease in the net asset value per common share held by them, irrespective of whether they exercise all or any portion of their Rights.

The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s common shares on the NYSE, the high and low net asset value per common share and the high and low premium/discount to net asset value per common share. See “Net asset value” for information as to how the Fund’s net asset value is determined.

	Common Share Market price		Common Share Net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended Oct. 31, 2007	$17.77	$15.49	$17.55	$16.76	2.08%	-4.82%
Quarter ended Jan. 31, 2008	$16.86	$14.75	$17.28	$15.38	-1.24%	-10.82%
Quarter ended Apr. 30, 2008	$15.19	$12.18	$15.07	$13.48	4.35%	-9.30%
Quarter ended Jul. 31, 2008	$14.68	$12.09	$15.14	$14.09	-3.60%	-11.10%
Quarter ended Oct. 31, 2008	$12.99	$6.73	$14.11	$8.44	-7.23%	-23.94%
Quarter ended Jan. 31, 2009	$8.11	$4.75	$8.47	$6.07	18.12%	-23.95%
Quarter ended Apr. 30, 2009	$6.68	$3.33	$6.14	$4.24	8.33%	-10.30%
Quarter ended Jul. 31, 2009	$7.78	$5.59	$7.98	$5.93	-0.93%	-8.67%
Quarter ended Oct. 31, 2009	$9.91	$8.04	$9.37	$8.07	8.66%	-2.99%
Quarter ended Jan. 31, 2010	$10.78	$9.29	$9.67	$8.70	16.88%	-0.32%

Anti-takeover provisions in the Agreement and Declaration of Trust

The Declaration and the Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund’s Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class expires and each Trustee elected to that class holds office for a term of three years. The classification of the Board in this manner could delay for an additional year the replacement of a majority of the Board. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board by a majority of the Continuing Trustees then members of the Board.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board and holders of at least seventy-five percent (75%) of the Fund’s shares (including common and preferred shares of beneficial interest) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, issuance or transfer by the Fund of the Fund’s shares (except as may be pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights), a sale, transfer or other disposition of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See “Anti-Takeover and Other Provisions in the Declaration of Trust” in the SAI for a more detailed summary of these provisions.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund’s Bylaws, certain of which are required by the 1940 Act. For example, the Bylaws grant holders of Preferred Shares and any other preferred shares special voting rights with respect to certain matters described in the preceding paragraph.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration and Bylaws described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

Anti-takeover provisions in the Agreement and Declaration of Trust

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Bylaws, both of which are on file with the Securities and Exchange Commission.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

Repurchase of common shares; conversion to open-end fund

The Fund is a closed-end investment company and as such holders of its common shares do not have the right to cause the Fund to redeem their shares. Instead, the common shares trade in the open market at a price that is a function of several factors, including dividend levels, net asset value, call protection, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions, conditions affecting individual issuers and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board regularly monitors the relationship between the market price and net asset value of the common shares. If the common shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its common shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund were to convert to an open-end company, it would be required to redeem all Preferred Shares and other preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. In addition, if the Fund were to convert to an open-end company, it would not be able to invest more than 15% of its net assets in illiquid securities, which may necessitate a substantial repositioning of the Fund’s investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund dividends.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or to eliminate such discount to net asset value.

Tax matters

U.S. FEDERAL INCOME TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of Ropes & Gray LLP, counsel to the Fund, and is a general summary of some of the important U.S. federal income tax considerations affecting the Fund and its Common Shareholders that are “United States persons” within the meaning of the Code, and does not address any state, local, foreign or other tax consequences. It reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (the “IRS”), and other applicable authority, as of the date of this prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in common shares of the Fund. For example, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, RICs, dealers in securities, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) plans or IRAs), financial institutions, and shareholders holding common shares as part of a hedge, straddle, or conversion transaction. This summary assumes that investors hold common shares as capital assets (within the meaning of the Code). Your investment in the Fund may have other tax implications. Please consult your tax advisor about U.S. federal, state, local, foreign or other tax laws applicable to you, as tax matters are very complex and the tax consequences to an investor of an investment in the Fund’s common shares will depend on the facts of his, her or its particular situation. For more information, including a summary of certain tax consequences of investing in common shares of the Fund for non-U.S. persons, see the Statement of Additional Information.

The Fund has elected to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

To satisfy the distribution requirement applicable to RICs, amounts paid as dividends by the Fund to its shareholders, including holders of its Preferred Shares, must qualify for the dividends-paid deduction. In certain circumstances, the IRS could take the position that dividends paid on the Preferred Shares constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction. The Fund believes this position, if asserted, would be unlikely to prevail.

As described in “Use of leverage” and “Description of capital structure” above, if at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage or other requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored or other relevant requirements are met. Any such suspension may cause the Fund to pay a 4% excise tax (imposed on RICs that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and U.S. federal income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as RIC. The Fund may redeem or purchase Preferred Shares in an effort to comply with the distribution requirement applicable to RICs and to avoid income or excise taxes or otherwise as part of a mandatory or optional redemption of Preferred Shares (see “Description of capital structure” above). The Fund may have to dispose of portfolio securities to generate cash for such redemptions, which may result in transaction expenses and gain at the Fund level and in further taxable distributions to Common Shareholders.

Tax matters

Subject to the considerations discussed immediately above, the Fund intends to distribute at least annually to its Common Shareholders all or substantially all of its investment company taxable income, generally defined in the Code as taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses), its net tax-exempt interest (if any), and its net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses. Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gains in a notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year. To the extent that the Fund retains any net capital gain, it may be required to liquidate portfolio securities that it might otherwise have continued to hold (possibly at times or prices when it might not be advantageous to do so) in order to generate the cash to pay the tax on the amount retained.

For federal income tax purposes, distributions of net investment company taxable income are generally taxable to shareholders as ordinary income. Taxes on distributions of net capital gain are determined by how long the Fund owned the investments that generated such capital gain, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Therefore, distributions of net long-term capital gains (as reduced by any net short-term capital losses) that are properly designated by the Fund as capital gain dividends generally are taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend, change or eliminate this special rate to or for tax years beginning on or after January 1, 2011. Distributions of net short-term capital gains (as reduced by any net long-term capital losses) are generally taxable to shareholders as ordinary income.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as returns of capital to the extent of the shareholder’s basis in its shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated first to the distributions made to the holders of Preferred Shares, and only thereafter to distributions made to holders of common shares. As a result, in such a case, the holders of Preferred Shares will receive a disproportionate share of the distributions treated as dividends, and the Common Shareholders will receive a disproportionate share of the distributions treated as a return of capital.

Distributions are taxable to a shareholder whether the shareholder receives them in cash or reinvests them in additional common shares through the Fund’s Dividend Reinvestment Plan. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were reflected in the price the shareholder paid). Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions.

Tax matters

Any gain resulting from the sale or exchange of common shares generally will be taxable as capital gain.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” are taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. See the Statement of Additional Information for a description of these requirements. It is currently unclear whether Congress will extend, change or eliminate this provision to or for tax years beginning on or after January 1, 2011. Ordinary dividends representing distributions from interest income and short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates. Therefore, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

From time to time, a substantial portion of the Fund’s investments in loans and other debt obligations could be treated as having “market discount” and/or “original issue discount” (“OID”) for U.S. federal income tax purposes, which, in some cases, could be significant and could cause the Fund to recognize income in respect of these investments before, or without receiving, cash representing such income. If so, the Fund could be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to, among other things, liquidate other investments (including at potentially disadvantageous times or prices) in order to satisfy its distribution requirements and/or to avoid incurring Fund-level U.S. federal income or excise taxes. If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

The interest paid on municipal bonds is generally exempt from U.S. federal income tax. However, because the Fund does not expect to be eligible to pay “exempt-interest dividends” to its shareholders under the Code, any distribution received by Fund shareholders that is attributable to the interest received by the Fund on its municipal bond holdings is taxable to shareholders. In addition, any gains realized by the Fund on the sale or exchange of municipal bonds generally are taxable to shareholders when distributed to them by the Fund.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Generally, the Fund’s transactions in derivative instruments (e.g., options, structured notes, futures contracts, swap agreements and forward contracts), short sales, as well as any of its other hedging and related activities more generally, may be subject to one or more special and complex U.S. federal income tax rules (e.g., notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be, among other things, to accelerate the recognition of income to the Fund, to defer losses to the Fund, to cause adjustments in the holding periods of the Fund’s securities, to convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income and to convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders of the Fund.

Tax matters

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate the Fund’s distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Losses from such positions may lead to a return of capital to Fund shareholders.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, in which case, the Fund’s yield on the securities giving rise to such income would be decreased. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at its year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. See the Statement of Additional Information for additional requirements to obtain such credits.

Under current law, the backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. The Fund may be required to apply backup withholding to taxable distributions or redemption proceeds payable to a shareholder including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Please see the Statement of Additional Information for additional information about backup withholding.

This section relates only to the U.S. federal income tax consequences of investing in common shares of the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state, local or other income tax laws to Fund dividends and capital distributions as well as possible estate tax consequences to foreign shareholders. Please see “Tax Matters” in the Statement of Additional Information for additional information regarding the tax aspects of investing in common shares of the Fund.

Custodian and transfer agent

The custodian of the assets of the Fund is State Street Bank and Trust Co., 801 Pennsylvania Avenue, Kansas City, Missouri 64105. The custodian performs custodial and fund accounting services.

PNC Global Investment Servicing, P.O. Box 43027, Providence, Rhode Island 02940, serves as the Fund’s transfer agent, registrar, dividend paying agent and redemption agent for its common shares.

Independent registered public accounting firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP provides audit services, tax and other audit related services to the Fund.

Legal opinions

Certain legal matters in connection with the common shares will be passed upon for the Fund by Ropes & Gray LLP, Boston Massachusetts, and certain other legal matters will be passed on for the Dealer Manager by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

Page
The Fund	[•	]
Use of Proceeds	[•	]
Investment Objective and Policies	[•	]
Investment Restrictions	[•	]
Management of the Fund	[•	]
Investment Manager and Sub-Adviser	[•	]
Portfolio Transactions	[•	]
Distributions	[•	]
Description of Shares	[•	]
Anti-Takeover and Other Provisions in the Declaration of Trust	[•	]
Repurchase of Common Shares; Conversion to Open-End Fund	[•	]

Page
Tax Matters	[•	]
Performance Related and Comparative Information	[•	]
Custodian, Transfer Agent and Dividend Disbursement Agent	[•	]
Independent Registered Public Accounting Firm	[•	]
Counsel	[•	]
Registration Statement	[•	]
Report of Independent Registered Public Accounting Firm	[•	]
Financial Statements	[•	]
Appendix A—Proxy Voting Guidelines	A-1

Appendix A

DESCRIPTION OF SECURITIES RATINGS

The Fund’s investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to described the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.

Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Appendix A

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the

Appendix A

degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor’s Ratings Services

Corporate and Municipal Bond Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Appendix A

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Appendix A

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Active Qualifiers (currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Appendix A

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Appendix A

Fitch, Inc.

A brief description of the applicable Fitch ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Appendix A

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forwardlooking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest. Prospectus A-5

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

Appendix A

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to short-term ratings other than “F1.”

“NR” indicates that Fitch does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion – Dated March 18, 2010

PIMCO INCOME STRATEGY FUND II

(formerly, PIMCO Floating Rate Strategy Fund)

Statement of Additional Information

[—], 2010

PIMCO Income Strategy Fund II (formerly, PIMCO Floating Rate Strategy Fund) (the “Fund”) is a diversified, closed-end management investment company. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as investment manager to the Fund, and has retained Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) to serve as sub-adviser to the Fund.

This Statement of Additional Information relating to the offering of transferable rights to subscribe for common shares of the Fund (the “Offer”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus dated [—], 2010 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospectus investor should consider before investing in the Fund, and investors should obtain and read the Prospectus prior to investing in the Fund. A copy of the Prospectus may be obtained without charge by calling (800)254-5197. You may also obtain a copy of the Prospectus on the Web site of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

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THE FUND

The Fund was organized as a Massachusetts business trust on June 30, 2004 under the name PIMCO Floating Rate Strategy Fund. Effective March 1, 2010, the Fund changed its name from PIMCO Floating Rate Strategy Fund to its current name, PIMCO Income Strategy Fund II, and rescinded its prior policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate assets. The Fund also recently revised various of its investment guidelines and strategies (including those relating to average portfolio duration, investments in below investment grade securities and exposure to emerging market securities) to those reflected in the Prospectus. Prior to commencing operations on October 29, 2004, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

USE OF PROCEEDS

The net proceeds of the Offer will be invested in accordance with the Fund’s investment objective and investment strategies as set forth in the Prospectus. Assuming current market conditions, the Fund estimates that the net proceeds of the Offer will be substantially invested in accordance with its investment objective and investment strategies within one to three months of the completion of the Offer. Pending such investment, it is anticipated that the proceeds of the Offer will be invested in short-term debt securities. Following completion of the Offer, the Fund intends to add leverage in order to maintain approximately the same total amount of leverage (as a percentage of the Fund’s total assets) as the Fund currently maintains. See “Use of leverage” in the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund’s investments is set forth below.

High Yield Securities (“Junk Bonds”)

The Fund may invest without limit in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by either Standard & Poor’s, a division of the McGraw Hill Companies (“S&P”), or Fitch, Inc. (“Fitch Ratings”)), or unrated but judged by PIMCO to be of comparable quality. These securities are sometimes referred to as “high yield” securities or “junk bonds.” The Fund will not invest more than 20% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each agency rating the security or that are unrated but judged by PIMCO to be of comparable quality.

Some of the floating rate loans (“Floating Rate Loans”) in which the Fund may invest will be high yield securities. See “Floating Rate Loans.”

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Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. PIMCO seeks to reduce these risks through prudent diversification with respect to industries and issuers, independent and fundamental credit analysis and an emphasis on top-down macroeconomic analysis focused on the developments of structural changes in both the economy and financial markets.

The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on PIMCO’s research and analysis when investing in high yield securities. PIMCO seeks to minimize the risks of investing through in-depth credit analysis and attention to current developments in interest rates and market conditions.

A general description of the ratings of securities by Moody’s, S&P and Fitch Ratings is set forth in Appendix A to the Prospectus. The ratings of Moody’s, S&P, and Fitch Ratings represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

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The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider such factors as PIMCO’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of creditworthiness may be more complex for issuers of Floating Rate Loans and other high yield securities than for issuers of higher quality debt securities.

Floating Rate Debt Instruments

The Fund may invest in floating rate debt instruments, including Floating Rate Loans (described in more detail below). Floating rate debt instruments are debt instruments that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These floating rate debt instruments may include, in addition to Floating Rate Loans, instruments such as catastrophe bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate debt instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Floating Rate Loans

The Fund may invest in Floating Rate Loans. Floating Rate Loans include floating rate loans and institutionally traded floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Loan interests generally take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of, or participations in a Floating Rate Loan acquired in secondary markets. Loan interests may be acquired from U.S. or non-U.S. commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

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Floating Rate Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Although Floating Rate Loans are typically of below investment grade quality, they tend to have more favorable recovery rates than other types of below investment grade quality debt obligations. Floating Rate Loans generally may hold a senior position in the capital structure of a borrower and are often secured with collateral. A Floating Rate Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Floating Rate Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

The Fund may purchase assignments and participations in commercial loans, as well as debtor-in-possession loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Unless, under the terms of the loan or other indebtedness (such as may be the case in an assignment), the Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Floating Rate Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured Floating Rate Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of many issuers of its other debt securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.

Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid

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indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations. At the same time, many loan interests are actively traded among certain financial institutions and considered to be liquid. PIMCO will determine the liquidity of the Fund’s investments by reference to market conditions and contractual provisions. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

From time to time, PIMCO and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Floating Rate Loans to or acquire them from the Fund or may be intermediate participants with respect to Floating Rate Loans in which the Fund owns interests. Such banks may also act as Agents for Floating Rate Loans held by the Fund.

Lending Fees. In the process of buying, selling and holding Floating Rate Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Floating Rate Loan it may receive a facility fee and when it sells a Floating Rate Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the Floating Rate Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Floating Rate Loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a Floating Rate Loan typically must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Floating Rate Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Floating Rate Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower

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may involve a risk of fraud by the borrower. In the case of a Floating Rate Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder of a Floating Rate Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Floating Rate Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Floating Rate Loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the Floating Rate Loan usually does, but is often not obligated to, notify holders of Floating Rate Loans of any failures of compliance. The Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the Floating Rate Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Floating Rate Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Floating Rate Loan and other fees paid on a continuing basis. With respect to Floating Rate Loans for which the Agent does not perform such administrative and enforcement functions, PIMCO will perform such tasks on behalf of the Fund, although a collateral bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Floating Rate Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Floating Rate Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

Prepayments. Floating Rate Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Floating Rate Loan from free cash flow, as defined above. The degree to which borrowers prepay Floating Rate Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Floating Rate Loan with the proceeds from the prepayment of the former.

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Bridge Financings. The Fund may acquire interests in Floating Rate Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Floating Rate Loans of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Secured Floating Rate Loans. To the extent that the collateral, if any, securing a Floating Rate Loan consists of the stock of the borrower’s subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Floating Rate Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Floating Rate Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Floating Rate Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Floating Rate Loan. On occasions when such stock cannot be pledged, the secured Floating Rate Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Floating Rate Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Floating Rate Loans.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under a secured Floating Rate Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For secured Floating Rate Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in any loan collateral. If the Fund’s security interest in loan collateral is invalidated or a secured Floating Rate Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Floating Rate Loan.

The Fund may also invest in Floating Rate Loans that are not secured by collateral or otherwise.

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Distressed Securities

Securities in which the Fund invests may be subject to significant risk of an issuer’s inability to meet principal and interest payments on the obligations and also may be subject to price volatility due to such factors as market perception of the creditworthiness of an issuer and general market liquidity. If PIMCO’s evaluation of the anticipated outcome of an investment situation should prove incorrect, such Fund investments could experience a loss.

Bonds

The Fund may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. corporations, banks and other business entities. Bonds include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The Fund’s investments in bonds are often subject to a number of risks described in the Prospectus and/or elaborated upon elsewhere in this section of the Statement of Additional Information, including credit risk, high yield risk, interest rate risk, issuer risk, foreign (non-U.S.) investment risk, inflation risk, liquidity risk, smaller company risk and management risk.

Event-Linked Exposure

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or may implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

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Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these bonds, and there can be no assurance that a liquid market in these bonds will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds, which are debt obligations whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

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The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will be original issue discount which is taxable as ordinary income in the year accrued, even though investors do not receive their principal, including any increases thereto, until maturity. See “Tax Matters–Original Issue Discount and Payment-in-Kind Securities.”

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related securities, and may also invest in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast certain macro-economic factors correctly. See “—Mortgage Pass-Through Securities” below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See “—Collateralized Mortgage Obligations (“CMOs”)” below.

The mortgage-related securities in which the Fund may invest may pay variable or fixed rates of interest.

Through investments in mortgage-related securities, including those that are issued by private issuers, the Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result,

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the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed or variable amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-rate debt obligations, when interest rates rise, the value of a fixed-rate mortgage-related security generally will decline; however, when interest rates are declining, the value of fixed-rate mortgage-related securities with

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prepayment features may not increase as much as other debt obligations. Adjustable rate mortgage-related and other asset-backed securities are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other asset-backed securities only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA was, until recently, a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. As described below under “U.S. Government Securities,” FNMA is now under conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved

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seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It was, until recently, a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and then owned entirely by private stockholders. As described above under “Government Securities,” FHLMC is now under in conservatorship by the FHFA. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

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Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

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Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restriction (see “Investment Restrictions”) by virtue of the exclusion from that restriction available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages,

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including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the “Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

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Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. The Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.” As used in this Statement of Additional Information, the term CMO residual does not include residual interests in real estate mortgage investment conduits.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest

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rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund if holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals and stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. The Fund may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

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The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage backed securities described above.

The Fund may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund if investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. To the extent the Fund purchases these subordinated notes, it will have a higher likelihood of loss than investors in the senior notes.

Collateralized Debt Obligations. The Fund may invest in Collateralized Debt Obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

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For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the residual or “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).

Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of over-collateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to insure that coupon payments are made on a

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timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than bonds.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with the Fund’s investment objective and policies, PIMCO also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Real Estate Securities and Related Derivatives

The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.

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REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders annually substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund would bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Bank Capital Securities and Obligations

The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

The Fund may also invest in other bank obligations including certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

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Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objective and policies, including unrated commercial paper for which PIMCO has made a credit quality assessment. See Appendix A to the Prospectus for a description of the ratings assigned by Moody’s, S&P and Fitch Ratings to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “–Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S.

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Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. The Fund may invest in preferred stocks that pay variable or fixed rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S.

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auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Fund expects that auction preferred stocks will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Common Stock

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the

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securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality.

In order to satisfy a requirement for qualification as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years, the Fund may have to sell other portfolio holdings in order to obtain cash to satisfy the distribution requirements under the Code even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Convertible Securities and Synthetic Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable.

Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

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If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

A third party or PIMCO also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value.

Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when PIMCO believes that such a combination may better achieve the Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost.

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Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Municipal Bonds

The Fund may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income taxes (“municipal bonds”), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

Municipal bonds share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek

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to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

The Fund may also invest in residual interest municipal bonds (“RIBS”) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipal bonds of comparable maturity. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may also invest in RIBS for the purpose of increasing the Fund’s leverage. Should short-term and long-term interest rates rise, the combination of the Fund’s investment in RIBS and its use of other forms of leverage (including through the issuance of preferred shares or the use of other derivative instruments) likely will adversely affect the Fund’s net asset value per share and income, distributions and total returns to shareholders. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

The Fund may invest in Build America Bonds, which are taxable municipal bonds with federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds offer an alternative form of financing to the state and local governments whose primary means for accessing the capital markets has been through the issuance of tax-exempt municipal bonds. Build America Bonds are issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009 (the “Act”). The objective of the program is to reduce the borrowing costs of state and local governments. Pursuant to the Act, issuers can elect to receive the federal subsidies on Build America Bonds in one of two forms: (i) in the form of direct payments from the U.S. Treasury and the IRS to the issuer over the life of the bond in an amount generally equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the total coupon interest payable by the issuer to its bondholders (“direct pay” Build America Bonds) or (ii) in the form of a federal tax credit, which is passed along directly to bondholders, generally in an amount equal to 35% of the total coupon interest payable by the issuer to the bondholders (“tax credit Build America Bonds”). See “Tax Matters” for information on the tax consequences of the Fund’s investments in Build America Bonds.

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Issuance of Build America Bonds will cease on December 31, 2010 unless the relevant provisions of the Act are extended. In the event that the Build America Bond program is not extended, the Build America Bonds outstanding at such time will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the federal tax subsidies (either in the form of direct payments to the issuers or as federal tax credits passed along to bondholders). The current administration has recently proposed to extend the Build America Bond program; however, as of the date of this Statement of Additional Information, it is unclear whether and in what form this proposal might be enacted by Congress.

Non-U.S. Securities

The Fund may invest some or all of its assets in U.S. dollar-denominated debt obligations of corporate and other non-U. S. issuers, including obligations of non-U.S. banks, non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supra-national government entities and other issuers. The Fund may invest up to 25% of its total assets in securities denominated in currencies other than the U.S. dollar.

The non-U.S. securities in which the Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes; and the expropriation or nationalization of non-U.S. issuers.

The Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

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The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting; auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to

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transfer currency from a country); political instability which can affect U.S. investments in non-U.S. countries; and potential restrictions on the flow of international capital. In addition, non-U.S. securities and dividends and interest payable on those securities may be subject to non-U.S. taxes, including taxes withheld from payments on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

Emerging Market Securities. The Fund may invest up to 25% of its total assets in securities or instruments that are economically tied to emerging market countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, PIMCO generally will consider a country to be an emerging market country if it is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

Investment risk may be particularly high to the extent that the Fund invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. The Fund may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks:

General Emerging Market Risk. The securities markets of countries in which the Fund may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which the Fund may invest may not be subject to a high degree of regulation and the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

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Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with those investments.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Fund’s investment. If such restrictions were to be imposed subsequent to the Fund’s investment in the securities markets of a particular country, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Fund may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Fund, the Fund’s returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized than in developed markets. Supervisory authorities may also be unable to apply standards comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Fund’s claims in any of these events.

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Counterparty Risk. Trading in the securities of developing markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular emerging market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Fund may not be able to reduce or mitigate risks related to trading with emerging market counterparties. The Fund will seek, where possible, to use counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Fund’s investment in that country.

Litigation. The Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain developing countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in markets in developing countries, that purported securities in which the Fund invests may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Taxation. The local taxation of income and capital gains accruing to non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Fund will seek to reduce these risks by careful management of assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Fund’s investments. The transformation from a centrally planned, socialist economy to a more market

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oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Sovereign Debt. The Fund may invest in sovereign debt issued by non-U.S. developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from non-U.S. governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal income tax purposes.

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Foreign Currency Transactions

Subject to the limitations discussed above and in the Prospectus, the Fund also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “–Derivative Instruments” below), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward foreign currency exchange contracts (“forwards”) with terms generally of less than one year. The Fund may (but is not required to) engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and PIMCO may decide not to use hedging transactions that are available.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of the Fund, and the Fund might be expected to enter into such contracts under the following circumstances:

Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If PIMCO wants to eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO believes that the Fund can benefit from price appreciation in a given country’s debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the non-U.S. security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

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Costs of Hedging. When the Fund purchases a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Income earned by the Fund from its foreign currency hedging activities, if any, may give rise to ordinary income that, to the extent there is no offset by losses from such activities, will be distributed to shareholders and taxable at ordinary income rates. In addition, under applicable tax law, the Fund’s foreign currency hedging activities may result in the application of, among other rules, the mark-to-market and straddle provisions of the Code. These provisions could affect the amount, timing and/or character of distributions to Fund shareholders. See “Tax Matters.”

Among the risks of utilizing foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by PIMCO. The Fund may segregate liquid assets to cover forward currency contracts entered into for non-hedging purposes. If the Fund does not segregate liquid assets in such manner, then the Fund’s foreign currency contracts will be considered “senior securities evidencing indebtedness” for purpose of the 1940 Act.

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Foreign Currency Exchange-Related Securities

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange WarrantsSM (“CEWsSM”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked’ securities is

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enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Derivative Instruments

The Fund may, but is not required to, use a variety of derivative instruments for hedging or risk management purposes or as part of its investment strategies.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities or related indexes. The Fund may use derivatives to gain exposure to fixed rate or floating rate high yield securities and other securities in which the Fund may invest (including pending investment of the proceeds of this offering). Examples of derivative instruments that the Fund may use include, but are not limited to, options contracts, futures contracts, options on futures contracts, swap agreements (including total return and credit default swaps) and short sales. The Fund may also engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities. The Fund may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund may also use derivatives to add leverage to the portfolio. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that their use is consistent with the Fund’s investment objective and policies.

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Like the other investments of the Fund, the ability of the Fund to successfully utilize derivative instruments may depend in part upon the ability of PIMCO to assess the issuer’s credit characteristics and other macro-economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could lose money.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. The Fund’s use of derivatives could affect the amount, timing and/or character of distributions to shareholders. See “Tax Matters” below.

Options on Securities and Indexes. The Fund may purchase and sell put and call options on securities or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund may (but is not required to) “cover” its obligations when it writes call options or put options. In the case of a call option on a debt obligation or other security, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire

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that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund.

A call option on a security is also “covered” if the Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates liquid assets in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option).

For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is covered if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restrictions concerning senior securities and borrowings.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

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The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in its portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

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If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Fund may invest in futures contracts and options thereon (“futures options”), including interest rates, securities indexes, debt obligations (to the extent they are available) and U.S. Government and agency securities, as well as purchase put and call options on such futures contracts.

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

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The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write straddles (covered or uncovered) consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

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The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by

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entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

To the extent that securities with maturities greater than one year are used to segregate liquid assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. If the Fund does not segregate liquid assets in such manner, then such securities will be considered “senior securities evidencing indebtedness” for purposes of the 1940 Act.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Tax Matters.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

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There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could suffer losses as a result of those changes. The Fund’s use of such instruments may cause the Fund to pay higher amounts of distributions that are taxable to shareholders at ordinary income tax rates than if the Fund had not used such instruments.

Swap Agreements and Options on Swap Agreements. The Fund may enter into total return swap agreements, credit default swap agreements and other swap agreements made with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

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Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may use interest rate caps, floors and collars to a substantial degree in connection with its leveraging strategies. See “—Certain Interest Rate Transactions” below and “Portfolio Contents—Certain Interest Rate Transactions” in the Prospectus.

The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of liquid assets. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities and borrowings.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination, swap agreements may be illiquid. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

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Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress held hearings investigating the rise in energy

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and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC is also investigating allegations of price manipulation in certain commodity markets. Some Members of Congress have introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While none of this regulatory or legislative activity has a direct, immediate effect upon the Fund, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if these or similar measures were to become law, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments.

Credit Default Swaps

The Fund may enter into credit default swap contracts for both investment and risk management purposes. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default

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swaps in which the Fund is the buyer or the seller, the Fund may segregate or “earmark” cash or liquid assets or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (when the Fund is the buyer), or the full notional amount of the swap (minus any amounts owed to the Fund) (when the Fund is the seller). If the Fund does not segregate cash or liquid assets in such manner, then the Fund’s credit default swaps will be considered “senior securities evidencing indebtedness” for purposes of the 1940 Act.

In January 2009, the SEC issued temporary rules to allow for clearinghouses to facilitate certain credit default swap transactions between one or more counterparties. A clearinghouse may act as the intermediary, or central counterparty, in credit default swap transactions, reducing the risk of a counterparty defaulting on a transaction while providing a central location for regulators to view traders’ positions and prices. The use of a clearinghouse for credit default swaps is voluntary and the temporary rules are in effect from January 22, 2009 until November 30, 2010. In March 2009 the SEC approved exemptions to allow the CME Group, Inc. and InterContinental, Inc. to operate a clearinghouse for credit default swaps. Similarly, dealers of credit-default swaps in Europe agreed in February 2009 to use a clearinghouse in the European Union to guarantee derivatives. In response to these developments, in March 2009 the Financial Industry Regulatory Authority (“FINRA”) proposed a pilot program imposing margin rules for credit default swap transactions executed by a registered broker-dealer and cleared by the CME Group, Inc. or other central counterparty platforms. FINRA speculates that the creation of CDS central counterparties will result in an increasing volume of CDS transactions being handled through broker-dealers instead of through affiliated entities of investment banks as in the past. FINRA’s pilot program is set to expire November 30, 2010.

Credit-Linked Trust Certificates

The Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market. For instance, the Fund may invest in credit-linked trust certificates as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income-producing securities are not available, including during the period when the net proceeds of this offering and any future offering are being invested.

Like an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other

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agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. Please see “Investment Objective and Policies—Credit Default Swaps” in this Statement of Additional Information for additional information about credit default swaps. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts which issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” below, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they are generally not actively managed such as a “hedge fund” might be. It is also expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Principal Risks of the Fund—Liquidity Risk” in the Prospectus. If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board of Trustees or persons acting at its direction. See “Net asset value” in the Prospectus.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

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Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies, as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements and economically similar transactions in order to add leverage to the portfolio or for hedging or cash management purposes. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund may segregate liquid assets

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equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund’s limitations on borrowings, which would restrict the aggregate amount of such transactions (plus any other borrowings) to one-third of the Fund’s total assets and among other things, cause such securities to be deemed “senior securities evidencing indebtedness” for purposes of the 1940 Act.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Mortgage Dollar Rolls

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid.”

Repurchase Agreements

The Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. PIMCO will monitor the creditworthiness of the counterparties.

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When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund may segregate liquid assets, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated. If the Fund does not segregate liquid assets in such manner, then such securities will be considered “senior securities evidencing indebtedness” for purposes of the 1940 Act.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Borrowing

The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund may from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

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Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total net assets is at least 200% of the liquidation value of the Fund’s currently outstanding auction market preferred shares (the “Preferred Shares”) and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares of beneficial interest (the “Common Shares”) unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement.

The 1940 Act also generally prohibits the Fund from engaging in most forms of leverage other than preferred shares (including through the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swap contracts and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act, i.e., the value of the Fund’s total assets less liabilities (other than the leverage and other senior securities) is at least 300% of the principal amount of such leverage (i.e., effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total assets, including assets attributable to the leverage). The Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, this 300% asset coverage test is satisfied. The Fund may (but is not required to) cover its commitments under these instruments by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage (other than preferred shares) used by the Fund. However, these transactions, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of additional leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if the strategies were not used. Failure to maintain certain asset coverage requirements could result in an event of default under certain Borrowings that may be used by the Fund. Failure to pay dividends on the Preferred Shares for a certain period of time could result in an event of default and entitle the holders of Preferred Shares (the “Preferred Shareholders”) and holders of any other senior securities of the Fund to elect a majority of the Trustees of the Fund.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, credit default swap contracts, futures and forward contracts and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Although it has no current intention to do so, the Fund may also determine to issue other preferred shares to add leverage to its portfolio. See “Principal risks of the Fund—Leverage Risk” in the Prospectus.

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As described above, the Fund will may, under certain circumstances, cover its commitment under these instruments by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, or by entering into offsetting transactions or owning positions covering its obligations. In such cases, the instruments will not be considered “senior securities” under the 1940 Act for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund’s issuance of Preferred Shares. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Short Sales

The Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) may maintain additional asset coverage in the form of segregated or “earmarked” liquid assets equal to the current market value of the securities sold short, or may ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. If the Fund does not segregate liquid assets in such manner, then such securities will be considered “senior securities evidencing indebtedness” for purpose of the 1940 Act. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

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Illiquid Securities

The Fund may invest without limit in illiquid securities (determined using the Securities and Exchange Commission’s standard applicable to open-end investment companies, that is, securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and certain other securities whose disposition is restricted under the federal securities laws.

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Trading and Turnover Rate

A change in the securities held by the Fund is known as “portfolio turnover.” PIMCO manages the Fund without regard generally to restrictions on portfolio turnover. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

For the fiscal year ended July 31, 2008, the Fund’s portfolio turnover rate was 29%. For the fiscal year ended July 31, 2009, the Fund’s portfolio turnover rate was 96%. This increase resulted from PIMCO’s efforts to deleverage the Fund and to improve the overall quality of the Fund’s portfolio in light of economic conditions prevailing at the time.

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Warrants to Purchase Securities

The Fund may invest in warrants to purchase debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Other Investment Companies

The Fund may invest in securities of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act.

In general, under the 1940 Act, an investment company such as the Fund may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies.

The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of and offering, during periods when there is a shortage of attractive variable rate and other debt instruments available in the market, or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by PIMCO or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Holders of the Fund’s Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. PIMCO will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available debt instruments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. As described in the Prospectus in the section entitled “Principal Risks of the Fund—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

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Securities Loans

Subject to the Fund’s “Investment Restrictions” listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by PIMCO to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Participation on Creditors Committees

The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Short-Term Investments / Temporary Defensive Strategies

Upon PIMCO’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in investment grade debt securities, including high quality, short-term debt instruments, credit-linked trust certificates and/or index futures contracts or similar derivative instruments. Such investments may prevent the Fund from achieving its investment objective.

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Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class:

(1)	Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

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(4)	Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)	Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	Make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)	Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the borrowing, is at least 300% of such principal amount.

Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the outstanding securities of the Fund, except directors’ and qualifying shares.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by PIMCO to be of comparable quality), or change in the percentage of the Fund’s total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment. In the event that rating agencies assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

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Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

The Fund would be deemed to “concentrate” its investments in a particular industry if it invested more than 25% of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities). The Fund interprets its industry concentration policy to apply to direct investments in the securities of issuers in a particular industry, as defined by the Fund. For purposes of this restriction, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, municipal bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Funds’ industry concentration restrictions.

The Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the Fund generally will treat the corporate or other borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations may take the position that the Fund should treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

To the extent the Fund covers its commitment under a reverse repurchase agreement, credit default swap or other derivative instrument by the segregation of liquid assets equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund’s issuance of Preferred Shares.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

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The Fund is subject to additional guidelines in order to obtain and maintain ratings on the Preferred Shares of “Aaa” from Moody’s and “AAA” from Fitch and may become subject to additional guidelines in the future.

MANAGEMENT OF THE FUND

Trustees and Officers

The business of the Fund is managed under the direction of the Fund’s Board of Trustees. Subject to the provisions of the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”), its Third Amended and Restated Bylaws (the “Bylaws”) and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

Board Leadership Structure. The Fund’s Board of Trustees consists of seven Trustees, six of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Investment Manager (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Trustees and is selected by vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of Fund management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established four standing Committees to facilitate the Trustees’ oversight of the management of the Fund: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “—Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Investment Manager and Sub-Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Fund Complex (defined below), the variety of asset classes those series include, the net assets of the Fund and the Fund Complex and the management, distribution and other service arrangements of the Fund and the Fund Complex. The Board also believes that its structure, including the presence of one Trustee who is an executive with various Investment Manager-affiliated entities, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

Risk Oversight. The Fund has retained the Investment Manager and the Sub-Adviser to provide investment advisory services, and, in the case of the Investment Manager, administrative services, and these service providers are immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Investment Manager serve as the Fund’s officers, including the Fund’s principal executive officer and principal financial and accounting officer. The Board oversees the performance of these functions by the Investment Manager and Sub-Adviser, both directly and through the Committee structure it has established. The Board receives from the Investment Manager and Sub-Adviser a wide range of reports, both on a regular and as-needed basis, relating to the Fund’s activities and to the actual and potential risks of the Fund. These include reports on investment risks, compliance with applicable laws, and the Fund’s financial accounting and reporting. The Board also regularly receives, from the Fund’s principal underwriter, reports regarding the distribution, sale and marketing of the Fund’s shares, as well as related risks. In addition, the Board meets periodically with the portfolio manager of the Fund to receive reports regarding the portfolio management of the Fund and its performance, including its investment risks.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

Independent Trustees(1)

Name, Address and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Paul Belica 9/27/1921	Trustee	Since inception (October 2004)	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; and formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	49	None.

Robert E. Connor 9/17/1934	Trustee	Since December 2005	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	49	None.

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Name, Address and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
James A. Jacobson 2/3/1945	Trustee	Since December 2009	Retired. Formerly, Vice Chairman, Managing Director, Spear, Leeds & Kellogg Specialists, LLC, specialist firm on NYSE (2003-2008).	44	Trustee, Alpine Mutual Fund complex.

Hans W. Kertess 7/12/1939	Trustee and Chairman of the Board	Since inception (October 2004)	President, H. Kertess & Co., a financial advisory company; formerly, Managing Director, Royal Bank of Canada Capital Markets.	49	None.

William B. Ogden, IV 1/11/1945	Trustee	Since September 2006	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	49	None.

R. Peter Sullivan III 9/4/1941	Trustee	Since December 2005	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	49	None.

Interested Trustee(3)

Name, Address and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
John C. Maney 8/3/1959	Trustee	Since December 2006	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.	78	None.

(1)	“Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act).
(2)	The term “Fund Complex” as used herein includes the Fund and the following registered investment companies: each series of Allianz Funds, each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, each series of Nicholas-Applegate Institutional Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New

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York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Income Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Income Opportunity Fund, PCM Fund Inc., PIMCO Strategic Global Government Fund Inc., each series of Premier VIT, PIMCO Private Account Portfolio Series, each series of Allianz Global Investors Managed Accounts Trust, each series of OCC Cash Reserves, Inc., each series of OCC Accumulation Trust, each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC and Nicholas-Applegate Capital Management LLC.

(3)	An “Interested Trustee” is a Trustee who is an “interested person” (as defined above) of the Fund. Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

In accordance with the Fund’s staggered board (see “Anti-Takeover and Other Provisions in the Declaration of Trust”), the Common Shareholders of the Fund elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders. So long as any Preferred Shares or any other preferred shares of beneficial interest are outstanding Preferred Shareholders and holders of any other preferred shares outstanding, voting as a separate class, will elect two Trustees and the remaining Trustees will be elected by Common Shareholders and Preferred Shareholders and holders of any other preferred shares outstanding, voting together as a single class. Preferred Shareholders and holders of any other preferred shares outstanding are entitled to elect a majority of the Fund’s Trustees under certain circumstances.

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Officers

Name, Address and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel 11/14/1964	President & Chief Executive Officer	Since inception (October 2004)	Managing Director, Head of Mutual Fund Services Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 4 funds in the Fund Complex (2002-2008).

Lawrence G. Altadonna 3/10/1966	Treasurer, Principal Financial and Accounting Officer	Since inception (October 2004)	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo 3/22/1968	Vice President, Secretary and Chief Legal Officer	Since December 2004	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P.; Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Youse Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 9/3/1972	Chief Compliance Officer	Since inception (October 2004)	Senior Vice President and Chief Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.

Scott Whisten 3/13/1971	Assistant Treasurer	Since January 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2000-2005.

Richard J. Cochran 1/23/1961	Assistant Treasurer	Since May 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex; formerly, Tax manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Kathleen A. Chapman 11/11/1954	Assistant Secretary	Since December 2006	Assistant Secretary of 78 funds in the Fund Complex. Formerly, Manager—Individual Investor Group Advisory Law, Morgan Stanley (2004-2005).

Lagan Srivastava	Assistant Secretary	Since December 2006	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP, 2004-2005.

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Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Trustee Qualifications. The Board has determined that each Trustee should continue to serve as such based on several factors (none of which alone is decisive). With the exception of Mr. Jacobson (who became a Board member in December 2009), each Trustee has served in such role for several years and is intimately familiar with the Fund’s business and service provider arrangements, and has also served for several years as trustee/director to a number of other investment companies advised by the Investment Manager and its affiliates. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund. Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board:

Paul Belica – Mr. Belica has substantial executive and board experience in the financial services and investment management industries. He formerly served as director to several other investment companies. Having served as Director, Senior Vice President and Managing Director of Smith Barney, Harris Upham & Co, he provides the Fund with significant financial expertise and serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He also brings significant public sector experience, having formerly served as Chairman of the State of New York Mortgage Agency and as executive director of several related public authorities.

Robert E. Connor – Mr. Connor has substantial executive experience in the financial services industry. Through past positions with Smith Barney, Harris Upham & Co., Primerica, Inc. and the Travelers Companies he has gained particular expertise in corporate governance matters, intra- and inter-corporate relations and public relations.

James A. Jacobson – Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at an NYSE specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He has expertise in investment company matters through his service as a trustee of another fund family.

Hans W. Kertess – Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as the Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

John C. Maney – Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Investment Manager. Because of his familiarity with the Investment Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with the Investment Manager.

William B. Ogden, IV – Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

R. Peter Sullivan, III – Mr. Sullivan has substantial executive experience in the financial services industry. He formerly served as Managing Partner at an NYSE specialist firm, and provides the Fund with significant expertise relating to, among other areas, portfolio brokerage and trade execution.

Committees of the Board of Trustees

Audit Oversight Committee. The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Fund and certain affiliates, including the Investment Manager and PIMCO, and the possible effect of those services on the independence of those auditors. Messrs. Belica, Connor, Jacobson, Kertess, Ogden and Sullivan, each of whom is an Independent Trustee, serve on this committee. During the fiscal year ended July 31, 2009 the Audit Oversight Committee met one time.

Nominating Committee. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Thomas J. Fuccillo, Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. Belica, Connor, Jacobson, Kertess, Ogden and Sullivan, each of whom is an Independent Trustee, serve on this committee. During the fiscal year ended July 31, 2009 the Nominating Committee met one time.

Valuation Committee. The Valuation Committee reviews procedures for the valuation of securities and periodically reviews information from the Investment Manager and PIMCO regarding fair value and liquidity determination made pursuant to the Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular valuation matters. Messrs. Belica, Connor, Jacobson, Kertess, Ogden and Sullivan, each of whom is an Independent Trustee, serve on this committee. During the fiscal year ended July 31, 2009 the Valuation Committee met one time.

Compensation Committee. The Compensation Committee periodically reviews and sets compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Investment Manager, PIMCO or any entity controlling, controlled by or under common control with the Investment Manager or PIMCO. Messrs. Belica, Connor, Jacobson, Kertess, Ogden and Sullivan, each of whom is an Independent Trustee, serve on this committee. During the fiscal year ended July 31, 2009 the Compensation Committee did not meet in separate session.

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Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2009:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Paul Belica	None	None
Robert E. Connor	None	None
James A. Jacobson	None	None
Hans W. Kertess	None	None
William B. Ogden, IV	None	None
R. Peter Sullivan III	None	$10,001 - $50,000

Interested Trustee
John C. Maney	None	$10,001 - $50,000

*	The term “Family of Investment Companies” as used herein includes the Fund and the following registered investment companies: each series of Allianz Funds, each series of PIMCO Funds, each series of Allianz Funds Multi-Strategy Trust, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Income Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, each series of Premier VIT, PIMCO Strategic Global Government Fund, Inc., each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series and each series of Allianz Global Investors Managed Accounts Trust.

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For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2009:

Name of Trustee	Name of Owners and Relations to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Paul Belica	None.

Robert E. Connor	None.

James A. Jacobson	None.

Hans W. Kertess	None.

William B. Ogden, IV	None.

R. Peter Sullivan III	None.

As of December 31, 2009, the Fund’s officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

As of February 28, 2010, the following persons owned of record the number of shares of the noted class as set forth below, representing the indicated percentage of such class as of such date. Many of these shares are believed to be held only as nominee. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of any class of the Fund’s outstanding equity securities on such date.

Shareholder	Class	Number of Shares	Percentage of Class
UBS AG	Preferred	1,411	21.91%
Bank of America Corporation	Preferred	1,898	29.5%[1]
Blue Ridge Investments, L.L.C.	Preferred	1,888	29.3%[1]
Bank of America N.A.	Preferred	10	0.2%[1]
First Trust Portfolios L.P.	Common	5,317,348	12.4%[2]
First Trust Advisors L.P.	Common	5,317,348	12.4%[2]
The Charger Corporation	Common	5,317,348	12.4%[2]

(1)	Bank of America Corporation, Blue Ridge Investments, L.L.C. and Bank of America N.A., which are affiliates of one another, collectively owned 29.5% of the outstanding Preferred Shares.
(2)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation, which are affiliates of one another, collectively owned 12.4% of the outstanding Common Shares.

Compensation

Each of the Independent Trustees also serves as a trustee of NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, Nicholas-Applegate International & Premium Strategy Fund, PCM Fund, Inc., PIMCO California Municipal Income, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, and PIMCO Strategic Global Government Fund, each a closed-end fund for which the Investment Manager serves as investment manager and affiliates of the Investment Manager serve as sub-advisers (together, the “Allianz Closed-End Funds”) and certain other open-end investment companies for which the Investment Manager serves as investment manager and administrator and affiliates of the Investment Manager serve as investment sub-advisers (together with the Allianz Closed-End Funds, the “Allianz Managed Funds”). As indicated below, certain of the officers of the Fund are affiliated with the Investment Manager.

Each of the Allianz Managed Funds are expected to hold joint meetings of their boards of trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Investment Manager, PIMCO, or any entity controlling, controlled by

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or under common control with the Investment Manager or PIMCO, receives annual compensation of $250,000, which is payable quarterly. The independent chairman of the boards receives an additional $75,000 per year, payable quarterly. An audit oversight committee chairman receives an additional $50,000 per year, payable quarterly. Trustees will also be reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs of joint meetings is allocated pro rata among the Allianz Managed Funds for which such Trustee serves as trustee based on the complexity of issues relating to each such Fund and relative time spent by the Trustees in addressing them, and secondarily, on each such Fund’s relative net assets (including assets attributable to any outstanding preferred shares issued by an Allianz Closed-End Fund).

Trustees do not currently receive any pension or retirement benefits from the Fund or the Fund Complex.

The following table provides information concerning the compensation paid to the Independent Trustees for the fiscal year ended July 31, 2009. For the calendar year ended December 31, 2009, the Independent Trustees received the compensation set forth in the table below for serving as trustees of the Fund and other funds in the same “Fund Complex” as the Fund. Each officer and each Trustee who is a director, officer, partner, member or employee of the Investment Manager or the Sub-Adviser, or of any entity controlling, controlled by or under common control with the Investment Manager or the Sub-Adviser, including any Interested Trustee, serves without any compensation from the Fund.

Name of Trustee	Aggregate Compensation from the Fund for Fiscal Year Ended July 31, 2009	Total Compensation from the Fund and Fund Complex Paid to Trustees for Calendar Year-Ended December 31, 2009(1)
Paul Belica	$14,121	$300,000
Robert E. Connor	$12,767	$250,000
John J. Dalessandro(2)	$0	$0
James A. Jacobson(3)	$0	$11,005
Hans W. Kertess	$14,970	$325,000
William B. Ogden, IV	$12,767	$250,000
R. Peter Sullivan III	$12,767	$250,000
Diana L. Taylor(4)	$12,767	$168,750

(1)	In addition to the Allianz Closed-End Funds, during the Fund’s most recently completed fiscal year, the Trustees (except as noted) served as Trustees of three open-end investment companies (each consisting of separate investment portfolios) advised by the Investment Manager. These investment companies are considered to be in the same “Fund Complex” as the Fund.
(2)	Mr. Dalessandro served as Trustee of the Fund until his death on September 14, 2008.
(3)	Mr. Jacobson’s appointment as a Trustee of the Fund was effective December 14, 2008. Mr. Jacobson serves as a Trustee to only two of the three open-end investment companies (each consisting of separate investment portfolios) advised by the Investment Manager mentioned above.
(4)	Ms. Taylor resigned as Trustee on September 10, 2009. Until September 10, 2009, Ms. Taylor served as a Trustee to only two of the three open-end investment companies (each consisting of separate investment portfolios) advised by the Investment Manager, mentioned above.

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Codes of Ethics

The Fund, the Investment Manager and PIMCO have each adopted a separate code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of the Investment Manager and PIMCO, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Investment Manager or PIMCO, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Investment Manager and PIMCO have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet Web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC, information on the operation of which may be obtained by calling 1-800-551-8090. Copies may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

INVESTMENT MANAGER AND SUB-ADVISER

Investment Manager

Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as investment manager to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) between it and the Fund. The Investment Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation that owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is a wholly-owned indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz, Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holdings Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strasse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

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The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee.

The Investment Manager is located at 1345 Avenue of the Americas, New York, NY 10105. The Investment Manager and its investment management affiliates had more than $1.7 trillion in assets under management as of December 31, 2009.

As of February 28, 2010, no shareholder holding 5% or more of the share capital was reported to Allianz SE. Certain broker-dealers that might be controlled by or affiliated with entities owned by the Investment Manager and its affiliates, either directly or indirectly, may be considered to be affiliated persons of the Investment Manager and its affiliates. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers”). Absent an SEC exemption or other regulatory relief, the Fund is generally precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.

The Investment Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Investment Manager, the investments of the Fund. The Investment Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, the Investment Manager has retained its affiliate, PIMCO, to serve as the Fund’s sub-adviser.

Investment Management Agreement

Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Investment Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund’s investment objective, policies and restrictions; provided that, so long as PIMCO serves as the sub-adviser for the Fund, the Investment Manager’s obligation under the Investment Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with PIMCO the investment policies of the Fund.

Subject to the control of the Trustees, the Investment Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Investment Manager. As indicated under “Portfolio Transactions—Brokerage and Research Services,” the Fund’s portfolio transactions may be placed with broker-dealers which furnish the Investment Manager and PIMCO, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

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Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Manager an annual management fee, payable on a monthly basis, at the annual rate of 0.75% of the Fund’s average weekly total managed assets for the services and facilities it provides. “Total managed assets” means the total assets of the Fund (including any assets attributable to preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Investment Manager, including, without limitation, fees and expenses of Trustees who are not “interested persons” of the Investment Manager or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Pursuant to the Investment Management Agreement, the Fund paid the Investment Manager a total of $5,018,086 for the fiscal year ended July 31, 2009, $8,600,334 for the fiscal year ended July 31, 2008, and $9,475,973 for the fiscal year ended July 31, 2007.

Sub-Adviser

PIMCO, an affiliate of the Investment Manager, serves as sub-adviser for the Fund pursuant to a portfolio management agreement (the “Sub-Advisory Agreement”) between PIMCO and the Investment Manager. Originally organized in 1971, reorganized as a Delaware general partnership in 1994 and reorganized as a Delaware limited liability company in 2000, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO is a majority owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global Investors”) with a minority interest held by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Global Investors is majority owned by Allianz SE.

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Portfolio Management Agreement

Under the Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Investment Manager, PIMCO’s obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

The Investment Manager (and not the Fund) pays a portion of the fees it receives under the Investment Management Agreement to PIMCO in return for PIMCO’s services. The fee is currently paid monthly at the annual rate of 0.55% of the Fund’s average weekly total managed assets, provided, however, that the amounts payable for each month are reduced by the amount, if any, of all fees payable by the Investment Manager to the underwriters of the Fund’s initial public offering of Common Shares for such month (such that the Investment Manager retains from its investment management fee, on an annual basis, 0.05% of the Fund’s average weekly total managed assets, after having paid PIMCO and such underwriters).

Pursuant to the Sub-Advisory Agreement, the Investment Manager paid PIMCO a total of $2,609,405 for the fiscal year ended July 31, 2009, $4,471,867 for the fiscal year ended July 31, 2008, and $4,927,506 for the fiscal year ended July 31, 2007.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $1 trillion of assets under management as of December 31, 2009.

Certain Terms of the Investment Management and Sub-Advisory Agreements

The Investment Management Agreement and the Sub-Advisory Agreement were each approved by the Trustees of the Fund (including all of the Trustees who are not “interested persons” of the Investment Manager or PIMCO). By their terms the Investment Management Agreement and Sub-Advisory Agreement each continued in force with respect to the Fund for an initial two year period, and continue in force from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Investment Manager, PIMCO or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and Sub-Advisory Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days’ notice by the Investment Manager to the Fund or by the Fund to the Investment Manager. The Sub-Advisory Agreement may be terminated on not less than 60 days’ notice by the Investment Manager to PIMCO or by PIMCO to the Investment Manager, or by the Fund at any time by notice to the Investment Manager and PIMCO.

The Investment Management Agreement and the Sub-Advisory Agreement each provide that the Investment Manager or PIMCO, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

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Portfolio Manager

William H. Gross, as portfolio manager, is responsible for the day-to-day management of the Fund. The table below provides information about Mr. Gross.

Other Accounts Managed. Mr. Gross also manages the other registered investment companies, other pooled investment vehicles and/or other accounts indicated below. The following table identifies, as of July 31, 2009: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Total Number of Accounts	Total Assets of All Accounts (in $Millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $Millions)
William H. Gross

Registered Investment Companies	48	$244,786.25	0	$0
Other Pooled Investment Vehicles	40	$20,148.96	4	$671.84
Other Accounts	85	$37,929.85	22	$11,735.48

Conflicts of Interest

From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of his position with the Fund, the portfolio manager knows the size, timing and possible market effect of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

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Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

Profit Sharing Plan. Instead of a bonus, the portfolio manager receives compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Under his employment agreement, the portfolio manager receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, the portfolio manager received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by the portfolio manager of the Fund. The information is as of July 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities
William H. Gross	$100,001 – $500,000

Proxy Voting Policies

The Fund and its Board of Trustees have delegated to the Investment Manager, and the Investment Manager has in turn delegated to PIMCO, responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with PIMCO’s proxy voting policies and procedures. A description of the proxy voting policies and procedures to be followed by PIMCO on behalf of the Fund, including procedures to be used when a vote represents a conflict of interest, is attached hereto as Appendix A (“Description of Proxy Voting Policies and Procedures”).

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Information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197, on the Fund’s website at http://www.allianzinvestors.com/closedendfunds and on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund and for the other investment advisory clients of the Investment Manager and PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by the Investment Manager and PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time including accounts in which the Investment Manager, PIMCO, their affiliates and their employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Investment Manager or PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Investment Manager or PIMCO, as applicable. The Investment Manager or PIMCO may acquire on behalf of its clients (including the Fund) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. The Investment Manager or PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

The Investment Manager or PIMCO may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients when, in its reasonable judgment, aggregation may result in an overall economic benefit to the Fund and the other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual

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circumstances due to recognition of specific account restrictions. In some cases, the Investment Manager or PIMCO may sell a security on behalf of a client, including the Fund, to a broker-dealer that thereafter may be purchased for the accounts of one or more other clients, including the Fund, from that or another broker-dealer. The Investment Manager and PIMCO have adopted procedures they believe are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services

There is generally no stated commission in the case of debt securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

Subject to the supervision of the Investment Manager, PIMCO places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures contracts and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by the Fund from year-to-year may be attributable to the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Fund.

The Fund paid brokerage commissions of $15,508 for the fiscal year ended July 31, 2009, $47,259 for the fiscal year ended July 31, 2008 and $226,343 for the fiscal year ended July 31, 2007.

Subject to the supervision of the Investment Manager, PIMCO places orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, PIMCO will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

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It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Fund’s portfolio transactions. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Investment Manager nor the Sub-Advisory fee paid by the Investment Manager to PIMCO is reduced because PIMCO and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in such Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

As noted above, PIMCO may purchase new issues of securities for the Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

PIMCO may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Investment Manager or PIMCO where, in the judgment of the Investment Manager or PIMCO, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Investment Manager or PIMCO may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during

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a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

Since the securities in which the Fund invests consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, its investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of its transactions.

The Fund did not pay any commissions to affiliated brokers during the fiscal years ended July 31, 2009, July 31, 2008, and July 31, 2007.

References to PIMCO in this section would apply equally to the Investment Manager if the Investment Manager were to assume portfolio management responsibilities for the Fund and place orders for the purchase and sale of the Fund’s portfolio investments.

Holdings of Securities of the Fund’s Regular Brokers and Dealers

The following table lists the regular brokers or dealers of the Fund whose securities the Fund acquired during the fiscal year ended July 31, 2009, as well as the Fund’s holdings in such brokers or dealers as of July 31, 2009.

Broker or Dealer	Value of Securities Held by the Fund as of July 31, 2009
JPMorgan Chase & Co	$27,962,434
Barclays Capital, Inc.	$22,006,071
Citigroup, Inc.	$20,514,399
Morgan Stanley	$11,594,241
The Goldman Sachs Group, Inc.	$4,525,500
Credit Suisse Group	$1,496,233
UBS AG	$699,994
State Street Corp.	$489,000
Lehman Brothers Holdings, Inc.	$250

DISTRIBUTIONS

See “Distributions” in the Prospectus for information relating to distributions made to Fund shareholders.

For U.S. federal income tax purposes, the Fund is currently required to allocate each type of its income (such as ordinary income and net capital gain), if any, between and among Common Shares, the Series T Preferred Shares, the Series W Preferred Shares and the Series TH Preferred Shares in proportion to total distributions paid to each class for the tax year.

While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the net asset value of the Fund’s

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portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. In addition to delaying or preventing the payment of dividends to holders of Common Shares, these limitations could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See “Tax Matters.”

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

The Fund’s Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees. Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a “Material Transaction”): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an

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aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets or the assets of any series or class of shares of the Fund. Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund’s shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund’s Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied. In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below). In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See “Repurchase of Common Shares; Conversion to Open-End Fund” below. As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund’s Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund’s ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund’s Common Shareholders generally. A “Continuing Trustee,” as used in the discussion above, is any member of the Fund’s Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board. The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which have been filed as exhibits to the Fund’s registration statement on file with the SEC.

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Liability of Trustees

The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by changes in the rates of interest on the Fund’s investments and expenses), net asset value, call protection, price, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of those actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

Notwithstanding the foregoing, at any time when the Fund’s Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

The Fund’s Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue

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to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund’s portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end investment company to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under “Anti-Takeover and Other Provisions in the Declaration of Trust–Anti-Takeover Provisions”). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” Common Shares and, if issued, Preferred Shares voting together as a single class, and the holders of a “majority of the outstanding” Preferred Shares voting as a separate class, in order to authorize a conversion.

If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund’s Common Shares likely would no longer be listed on the New York Stock Exchange. In addition, if the Fund were to convert to an open-end company, it would not be able to invest more than 15% of its net assets in illiquid securities, which may necessitate a substantial repositioning of the Fund’s investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund dividends. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

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In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares or other forms of leverage are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under “Principal risks of the Fund–Leverage Risk.”

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the effect of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following discussion of U.S. federal income tax consequences of an investment in Common Shares of the Fund is based on the Code, U.S. Treasury regulations promulgated thereunder, and other applicable authority, as of the date of this Statement of Additional Information. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative, or judicial interpretation. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in Common Shares of the Fund and does not constitute tax advice. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in Common Shares of the Fund. There may be other U.S. federal income tax consequences applicable to particular shareholders. For example, except as otherwise specifically noted herein, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, regulated investment companies, dealers in securities, shareholders holding Common Shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding Common Shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary assumes that investors hold Common Shares as capital assets (within the meaning of the Code). Shareholders should consult their own tax advisors regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, or (ii) income from qualified publicly traded partnerships (as defined below);

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(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid- generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a)(i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from passive sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test described in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of diversification test described in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test described in paragraph (b) above.

If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to federal income tax on its taxable income at corporate rates, and all distributions from current and accumulated earnings and

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profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. The Fund may carry net capital losses forward for eight years and use them to offset capital gains realized during this period; any net capital losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such net capital losses arose will expire unused. All net capital losses carried forward are treated as short-term capital losses, and will offset any short-term capital gains before offsetting any long-term capital gains. The Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions

As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (computed without regard to the dividends paid deduction) and net capital gains. Any taxable income including any net capital gain retained by the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gains in a notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for federal U.S. income tax purposes, the tax basis of the shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year. To the extent that the Fund retains any net capital gain, it may be required to liquidate portfolio securities that it might otherwise have continued to hold (including when it might not be advantageous to do so) in order to generate the cash to pay the tax on the amount retained.

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Amounts not distributed by the Fund on a timely basis in accordance with calendar year distribution requirements are subject to a nondeductible 4% excise tax. To avoid the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year or later if the Fund is permitted to elect and so elects, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to U.S. federal income tax. The Fund intends generally to make distributions sufficient to avoid the imposition of the excise tax, although there can be no assurance it will be able to do so. It may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional Common Shares through the Dividend Reinvestment Plan. A shareholder whose distributions are reinvested in Common Shares under the Dividend Reinvestment Plan generally will be treated as having received a dividend equal to either (i) if shares are trading at or above net asset value, the fair market value of the new Common Shares issued to the shareholder or (ii) if shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of additional Common Shares on its behalf in the open market.

Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of net investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains generally are determined by how long the Fund owned (and is treated for federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains from the sale of investments that the Fund owned (or is deemed to have owned) for more than one year over any net short-term capital losses) and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) are generally taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to most individual shareholders have been temporarily reduced—in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% tax rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend, change or eliminate this

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reduced rate to or for tax years beginning on or after January 1, 2011. Distributions of net gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less as reduced by any net long-term capital losses for the taxable year, are generally taxable to shareholders as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund, in which case the excess generally will be treated as a return of capital, which will be tax free to the holders of the shares, up to the amount of the shareholder’s adjusted tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. See the additional discussion below regarding the effect of distributions constituting returns of capital on Common Shareholders.

To the extent the Fund makes distributions of capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), and such distributed excess amounts are supported by the Fund’s “current earnings and profits” (realized income and gain of the current year), the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund. Moreover, in such cases the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. It is currently unclear whether Congress will extend, change or eliminate this provision to or for tax years beginning on or after January 1, 2011. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the rules relating to the limitation on the deductibility of investment-related interest, or (4) if the dividend is received from a non-U.S. corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a non-U.S. corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. If the Fund receives dividends from an underlying investment company that qualifies as a regulated investment

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company (“underlying fund”), and the underlying fund designates such dividends as “qualified dividend income,” then the Fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fund generally does not expect a significant portion of its distributions to be eligible for the dividends received deduction. If the Fund receives dividends from an underlying fund and the fund designates such dividends as eligible for the dividends received deduction, then the Fund is permitted in turn to designate its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate Capital Gain Dividends between and among its Common Shares, Series T Preferred Shares, Series W Preferred Shares and Series TH Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for (a) treatment as qualified dividend income and (b) the dividends received deduction, if any, will similarly be allocated between and among any such classes.

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Existing authorities do not specifically address whether dividends that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class’ proportionate share of a particular type of income. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the IRS could disagree with the Fund’s position concerning the treatment of dividends paid after the close of a taxable year or with the Fund’s method of allocation, in which case the IRS could attempt to recharacterize a portion of the dividends paid to the holders of Common or Preferred Shares. If the IRS were to prevail with respect to any such attempted recharacterization, holders of Common or Preferred Shares could be subject to additional tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits (including earnings and profits arising from tax-exempt income) in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of Preferred Shares, and only thereafter to distributions made to holders of Common Shares. As a result, in such a case, the holders of Preferred Shares will receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions treated as a return of capital.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Sales, Exchanges or Redemptions of Shares.

The sale, exchange or redemption of shares of the Fund by a shareholder may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends

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received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased (whether through the automatic reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time the Fund may make a tender offer for its Common Shares. Shareholders who tender all Common Shares held, or considered to be held, by them and do not hold (directly or by attribution under certain attribution rules of the Code) any other Fund shares (namely, Preferred Shares) will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or continues to hold (directly or by attribution) other Fund shares (Preferred Shares), such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

Original Issue Discount, Market Discount, Payment-in-Kind Securities, Preferred Securities and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issue) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and thus is required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. Increases in the principal amount of an inflation-indexed bond will generally be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently. As of the date of this Statement of Additional Information, the Fund has made this election, and as such, the Fund is required to include currently any accrued market discount on such debt obligations in the Fund’s taxable income (as ordinary income) and thus distribute it over the term of the debt obligations, even though payment of those amounts is not received until a later time, upon partial or full repayment or disposition of the debt obligations. The Fund reserves the right to revoke this election at any time pursuant to applicable IRS procedures. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

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From time to time, a substantial portion of the Fund’s investments in loans and other debt obligations could be treated as having OID and/or market discount, which, in some cases could be significant.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual method the Fund elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distributions even though the Fund has not yet actually received the cash distribution.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

By reason of holding the foregoing kinds of securities, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Higher-Risk Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

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Issuer Deductibility of Interest

A portion of the OID accrued on certain high yield discount obligations owned by the Fund may not be deductible to the issuer and thus will instead be treated as a dividend paid by the issuer for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Municipal Bonds

The interest on municipal bonds is generally exempt from U.S. federal income tax. However, the interest on municipal obligations may be subject to the federal alternative minimum tax both for individuals and corporations (e.g., in the case of interest earned on certain “private activity bonds”) and may be subject to state and local taxes. The Fund does not expect to invest 50% or more of its assets in municipal bonds on which the interest is exempt from U.S. federal income tax. As a result, it does not expect to be eligible to pay “exempt-interest dividends” to its shareholders under the applicable tax rules. As a result, interest on municipal bonds is taxable to shareholders of the Fund when received as a distribution from the Fund. In addition, gains realized by the Fund on the sale or exchange of municipal bonds are taxable to shareholders of the Fund.

As discussed in “Investment Objective and Policies,” unlike most municipal bonds, interest paid by an issuer on a Build America Bond is taxable to the bondholder. Thus, the interest the Fund receives on such bonds will be included in the Fund’s taxable income and taxable to shareholders as ordinary income when distributed by the Fund.

If the Fund holds, directly or indirectly, one or more tax credit Build America Bonds on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so. If the Fund receives tax credit bond credits from an underlying fund, and the underlying fund made an election to pass through such tax credits to its shareholders, then the Fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the Fund meets the shareholder notice and other requirements.

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Certain Investments in REITs

Any investment by the Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest directly or indirectly in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a regulated investment company’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP—referred to in the Code as an “excess inclusion”—will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below), and (iii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income.

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a charitable

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remainder trust (“CRT”), as defined in Section 664 of the Code, realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a regulated investment company that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Options, Futures, and Forward Contracts, Swap Agreements, and other Derivatives

The U.S. federal income tax treatment of the Fund’s options activity will vary based on the nature and the subject of the options. In general, option premiums from the Fund’s option writing activity are not immediately included in the income of the Fund when received. Instead, in the case of certain options (including options on single stocks, options on certain narrow-based indexes and options not listed on certain exchanges) the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If a call option written by the Fund with respect to individual stocks is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s adjusted tax basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will generally subtract the premium received for purposes of computing its cost basis in the stock purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term capital gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in termination the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term capital gain equal to the premium received.

Certain options that are listed on a qualified board of exchange (“listed options”) written or purchased by the Fund (including options on futures contracts, broad-based equity indices and debt securities) as well as certain futures contracts will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the nondeductible 4% excise tax, on certain other dates as prescribed under the Code) are “marked to

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market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Certain options and futures listed on non-U.S. exchanges will meet the requirements for Section 1256 treatment.

Certain covered call-writing activities of the Fund, if any, may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends received deduction for corporations.

In addition to the foregoing special rules in respect of futures and options transactions, the Fund’s transactions in other derivatives contracts (e.g., swap agreements and forward contracts), as well as any of its other hedging, short sale or similar transactions may be subject to one or more special tax rules (e.g., notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be, among other things, to accelerate the recognition of income to the Fund, to defer losses to the Fund, to cause adjustments in the holding periods of the Fund’s securities, to convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income and to convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. In particular, the straddle rules require that certain losses be deferred, and the holding period for positions governed by theses rules generally will not begin until after the offsetting position is no longer outstanding.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If there are differences between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if

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any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining current and accumulated earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s adjusted tax basis in the shares and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate the Fund’s distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Losses from such positions may lead to a return of capital to Fund shareholders.

Non-U.S. Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

If more than 50% of the Fund’s assets at its year end consists of the securities of non-U.S. (foreign) corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to non-U.S. countries in respect of non-U.S. securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from non-U.S. sources their pro rata shares of such taxes. A shareholder’s ability to claim a non-U.S. tax credit or deduction in respect of non-U.S. taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which the shareholder might not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such non-U.S. taxes.

Under current law, the Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, the Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

If the Fund were to qualify and make an election to pass-through foreign taxes to its shareholders, foreign shareholders of the Fund generally would be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

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Non-U.S. Shareholders

In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “non-U.S. person” or a “non-U.S. shareholder”) are subject to withholding of federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or non-U.S.-source dividend and interest income) that, if paid to a non-U.S. person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011 if pending legislation discussed below is enacted), the Fund is not required to withhold any amounts with respect to (i) properly designated distributions (other than distributions to a non-U.S. person (w) that has not provided a satisfactory statement that the beneficial owner is not a United States person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain non-U.S. countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. person and the non-U.S. person is a controlled foreign corporation) from U.S.-source interest income of types similar to those that would not be subject to U.S. federal income tax if earned directly by an individual non-U.S. person (“interest-related dividends”), and (ii) properly designated distributions (other than distributions to an individual non-U.S. person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution or distributions subject to special rules regarding the disposition of U.S. real property interests, as described below) of net short-term capital gains in excess of net long-term capital losses (“net short-term capital gain dividends”). Pending legislation would extend the exemption from withholding for interest-related distributions and short-term capital gain dividends for one year—that is, for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011. It is unclear at this time whether the legislation will be enacted and, if enacted, what the terms of the extension will be. Depending on the circumstances, the Fund may make designations of interest-related or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. The Fund does not currently intend to make designations of interest-related dividends or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Subject to certain exceptions (e.g., for a fund that is a “United States real property holding company” as described below), the Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated “earnings and profits” for the applicable taxable year) when paid to its non-U.S. shareholders.

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Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a non-U.S. shareholder attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund. On and after January 1, 2010, this “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to non-U.S. shareholders would apply only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands. Pending legislation proposes to extend the “look-through” provisions applicable before January 1, 2010 described above for one additional year, i.e., to distributions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In addition, if the Fund were a USRPHC or former USRPHC, a greater-than-5% non-U.S. shareholder generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale. Moreover, if the Fund were a USRPHC or former USRPHC, it could be required to withhold on amounts distributed to a greater-than-5% non-U.S. shareholder to the extent such amounts are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year.

The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Non-U.S. shareholders should consult their tax advisors in this regard.

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such

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holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the non-U.S. shareholder’s sale of Common Shares or to the Capital Gain Dividend the non-U.S. shareholder received (as described above).

If a beneficial holder who is a non-U.S. person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to federal net income taxation at regular income tax rates. If a non-U.S. person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to federal income tax on a net basis only if it is attributable to a permanent establishment maintained by such person in the United States.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Backup Withholding

The Fund may be required to withhold and to remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

In order for a non-U.S. person to qualify for exemption from the backup withholding tax rates, the non-U.S. person may be required to comply with special certification and filing requirements. Non-U.S. shareholders of the Fund should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the non-U.S. shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this

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reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Other Taxation

Distributions also may be subject to additional state, local and non-U.S. taxes, depending on each shareholder’s particular situation. Additionally, most states permit mutual funds, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in certain direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities (such as Federal Farm Credit Bank and Federal Home Loan Bank securities), so long as a fund meets all applicable state requirements. Therefore, shareholders in the Fund may be allowed to exclude from their state taxable income distributions made to them by the Fund to the extent attributable to interest the Fund earned on such investments. The availability of these exemptions varies by state. Investments in securities of certain U.S. government agencies, including securities issued by GNMA and FNMA, and repurchase agreements collateralized by U.S. government securities generally do not qualify for these exemptions. Moreover, these exemptions may not be available to corporate shareholders. All shareholders should consult their tax advisors regarding the applicability of these exemptions to their situation. The Fund will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived.

The Fund is organized as a Massachusetts business trust. Under current law, so long as the Fund qualifies for the federal income tax treatment described above, it is believed that the Fund will not be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

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The Fund, in its advertisements, may refer to pending legislation from time to time and the possible effect of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

State Street Bank and Trust Co., 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

PNC Global Investment Servicing Inc., P.O. Box 43027, Providence, RI 02940, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

Deutsche Bank Trust Company Americas, 280 Park Avenue, 9th Floor, New York, New York 10017, serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP provides audit services, tax and other audit related services to the Fund.

COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the Common Shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this Statement of

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Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

The Fund’s financial statements appearing in the Fund’s annual shareholder report for the year ended July 31, 2009 are incorporated by reference in this Statement of Additional Information and have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Fund, which report is included in such annual shareholder report. The annual shareholder report is available upon request and without charge by writing to the Fund at 1345 Avenue of the Americas, New York, New York 10105.

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Appendix A

Description of Proxy Voting Policy and Procedures

Pacific Investment Management Company LLC (“PIMCO”)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Fund and its shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and the Fund. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the Funds. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the Fund’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board of Trustees; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board of Trustees that the Fund engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197, on the Fund’s website at http://www.allianzinvestors.com/closedendfunds and on the SEC’s website at http://www.sec.gov.

Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Fund are available by calling the Fund’s shareholder servicing agent at (800) 254-5197 or on the Fund’s website at http://www.allianzinvestors.com/closedendfunds.

Appendix A–1

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

Included in Part A:

Financial Highlights for each fiscal period since inception and for the six-month period ended January 31, 2010.

Incorporated into Part B by reference to Registrant’s two most recent Certified Shareholder Reports on Form N-CSR, dated July 31, 2009 and July 31, 2008 (File No. 811-21601):

Schedule of Investments as of July 31, 2009

Statement of Assets and Liabilities as of July 31, 2009

Statement of Operations for the year ended July 31, 2009

Statements of Changes in Net Assets for the two years ended July 31, 2009 and July 31, 2008

Statement of Cash Flows for the year ended July 31, 2009

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm dated September 25, 2009

2.	Exhibits:

(a)(1)	Agreement and Declaration of Trust dated June 30, 2004. (1)

(a)(2)	Amended and Restated Agreement and Declaration of Trust dated October 5, 2004. (2)

(a)(3)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust dated February 22, 2010. (8)

(b)(1)	Bylaws of Registrant dated June 30, 2004. (1)

(b)(2)	Amended and Restated Bylaws of the Registrant, dated October 5, 2004. (2)

(b)(3)	Second Amended and Restated Bylaws of the Registrant, dated December 14, 2004. (4)

(b)(4)	Third Amended and Restated Bylaws of the Registrant, dated December 11, 2008. (5)

(b)(5)	Fourth Amended and Restated Bylaws of the Registrant dated March 1, 2010. (9)

(c)	None.

(d)(1)	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Agreement and Declaration of Trust. (2)

(d)(2)	Article 10 (Shareholders’ Voting Powers and Meetings) of the Fourth Amended and Restated Bylaws. (9)

(d)(3)	Form of Share Certificate of the Common Shares. (2)

(d)(4)	Specimen certificate representing the Registrant’s Auction Preferred Shares of beneficial interest. (3)

(d)(5)	Form of subscription certificate for rights offering. (9)

(d)(6)	Form of notice of guaranteed delivery for rights offering. (9)

(e)	Terms and Conditions of the Dividend Reinvestment Plan. (2)

(f)	None.

(g)(1)	Investment Management Agreement between Registrant and Allianz Global Investors Fund Management LLC dated as of October 19, 2004. (2)

(g)(2)	Form of Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Pacific Investment Management Company LLC dated as of October 19, 2004. (2)

(h)(1)	Form of Dealer Manager Agreement. (9)

(i)	None.

(j)	Form of Custodian and Investment Accounting Agreement between Registrant and State Street Bank and Trust Company. (2)

(k)(1)	Form of Transfer Agency Services Agreement between Registrant and PNC Global Investment Servicing Inc. (2)

(k)(2)	Form of Organizational and Offering Expenses Reimbursement Agreement between Registrant and Allianz Global Investors Fund Management LLC. (2)

(k)(3)	Form of Auction Agency Agreement between the Registrant and the Auction Agent as to the Registrant’s Preferred Shares. (3)

(k)(4)	Form of Broker-Dealer Agreement as to the Registrant’s Preferred Shares. (3)

(k)(5)	Form of Depository Trust Company Representations letter as to the Registrant’s Preferred Shares. (3)

(k)(6)	Form of Subscription Agent Agreement. (9)

(k)(7)	Form of Information Agent Agreement. (9)

(l)	Opinion and consent of Ropes & Gray LLP. (9)

(m)	None.

(n)	Consent of PricewaterhouseCoopers LLP. Filed herewith.

(o)	None.

(p)	Subscription Agreement of Allianz Global Investors of America L.P. dated October 19, 2004. (2)

(q)	None.

(r)(1)	Code of Ethics of Registrant dated September 14, 2004. (2)

(r)(2)	Code of Ethics of Allianz Global Investors Fund Management LLC dated February 9, 2009. (6)

(r)(3)	Code of Ethics of Pacific Investment Management Company LLC dated May 1 2009. (7)

(s)	Powers of Attorney for Paul Belica, Robert E. Connor, James A. Jacobson, Hans W. Kertess, John C. Maney and William B. Ogden, IV. (8)

(1)	Incorporated by reference to the Registrant’s Initial Registration Statement on Form N-2 relating to its common shares of beneficial interest, File No. 333-117187, filed on July 7, 2004.
(2)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Initial Registration Statement on Form N-2 relating to its common shares of beneficial interest, File No. 333-117187, filed on October 22, 2004.
(3)	Incorporated by reference to Pre-Effective Amendment No.1 to the Registrant’s Registration Statement on Form N-2 relating to its preferred shares of beneficial interest, File No. 333-120227, filed on December 15, 2004.
(4)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Initial Registration Statement on Form N-2 relating to its preferred shares of beneficial interest, File No. 333-120227, filed on December 16, 2004.
(5)	Incorporated by reference to the Registrant’s Semi-Annual Report filed on Form NSAR-A, File No. 811-21601, filed on March 27, 2009.
(6)	Incorporated by reference to Post-Effective Amendment No. 138 of Allianz Funds, File No. 33-36528, filed on October 30, 2009.
(7)	Incorporated by reference to Post-Effective Amendment No. 157 of PIMCO Funds, File No. 33-12113, filed on June 8, 2009.
(8)	Incorporated by reference to the Registrant’s Initial Registration Statement on Form N-2 relating to an offer of transferable rights to subscribe for common shares, File No. 811-21601, filed on January 15, 2010.
(9)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 relating to an offer of transferable rights to subscribe for common shares, File No. 811-21601, filed on March 15, 2010.

Item 26:	Marketing Arrangements

Not applicable.

Item 27:	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offer described in this Registration Statement.

Securities and Exchange Commission Fees	$10,141
Financial Industry Regulatory Authority, Inc. Fees	13,000
Subscription agent fees	22,500
Information agent fees	10,000
Legal fees	200,000
New York Stock Exchange listing fees	50,134
Printing and mailing expenses	30,000
Miscellaneous expenses	10,000

Total	$345,775

Item 28:	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29:	Number of Holders of Securities

At March 10, 2010 (for common shares) and February 8, 2010 (for preferred shares)

Title of Class	Number of Record Holders
Preferred Shares, par value $0.00001	328
Common Shares, par value $0.00001	30

Item 30:	Indemnification

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, its Fourth Amended and Restated Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser

Descriptions of the business of Allianz Global Investors Fund Management LLC, the Registrant’s investment manager, and Pacific Investment Management Company LLC, the Registrant’s sub-adviser, are set forth under the captions “Investment Manager” and “Sub-Adviser” under “Management of the Fund” in both the Prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of Allianz Global Investors Fund Management LLC and Pacific Investment Management Company LLC.

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Name	Position with AGIFM	Other Connections
E. Blake Moore, Jr.	Chairman of Management Board, Managing Director and Chief Executive Officer	Chief Executive Officer of Allianz Global Investors Solutions LLC.

Udo Frank	Management Board	Managing Director, Chief Executive Officer, Chairman of the Board, Executive Committee and Board Manager of RCM Capital Management LLC; Managing Director, Chairman of the Board, Chief Executive Officer, Executive Committee and Member — Board of Managers of RCM U.S. Holdings LLC; Member, Board of Managers of Caywood-Scholl Capital Management LLC.

Barbara Claussen	Management Board	Member-Management Board, Managing Director, Chief Operating Officer and Executive Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Management Partners LLC; Executive Committee of Oppenheimer Capital LLC.

Marna C. Whittington	Management Board	Managing Director, Chief Executive Officer, Executive Committee of Nicholas-Applegate Capital Management LLC; Managing Director and Chief Executive Officer of Nicholas-Applegate Securities LLC; Member-Management Board, Managing Director and CEO of Allianz Global Investors Management Partners LLC; Executive Committee of Oppenheimer Capital LLC.

John C. Maney	Management Board	Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC and Allianz Global Investors of America L.P.; Member, Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Managing Director and Chief Operating Officer of Allianz Global

Name	Position with AGIFM	Other Connections
Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC and Allianz Hedge Fund Partners Holding L.P.; Director and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Management Board of Nicholas-Applegate Holdings LLC and Allianz Global Investors Management Partners LLC; Board of Directors and Chief Operating Officer of Oppenheimer Group, Inc. and Allianz Global Investors of America Holdings Inc.; Compensation Committee of NFJ Investment Group LLC; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holdings II LLC; Director, President and Chief Operating Officer of PFP Holdings, Inc.

Michael J. Puntoriero	Chief Financial Officer	Chief Financial Officer of Allianz Global Investors of America Holdings Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Solutions LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors U.S. Holding II LLC; Allianz Hedge Fund Partners Holding L.P., NFJ Investment Group LLC, Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Oppenheimer Capital LLC, Oppenheimer Group, Inc., Pacific Investment Management Company LLC, PFP Holdings Inc., PIMCO Australia Pty Ltd., PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Japan Ltd. and StocksPLUS Management Inc.; Managing Director and Chief Financial Officer of Allianz Global Investors Advertising Agency Inc., Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Management Partners LLC, Allianz Global Investors U.S. Retail LLC and Allianz Global Investors NY Holdings LLC; Director and Chief Financial Officer of PIMCO Global Advisors (Resources) Limited. Managing Director of Allianz Global Investors Distributors LLC.

Brian S. Shlissel	Executive Vice President	None.

Larry G. Altadonna	Senior Vice President	None.

Thomas J. Fuccillo	Executive Vice President, Chief Legal Officer and Secretary	Executive Vice President of Allianz Global Investors of America L.P.

Vinh T. Nguyen	Senior Vice President and Treasurer	Senior Vice President and Treasurer of Allianz Global Investors Advertising Agency Inc., Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors of America Holdings Inc., Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Management Partners LLC, Allianz Global Investors NY Holdings LLC, Allianz Global Investors Solutions LLC, Allianz Global Investors U.S. Retail LLC, Allianz Global

Name	Position with AGIFM	Other Connections
Investors U.S. Holding LLC, Allianz Hedge Fund Partners Holding L.P., NFJ Investment Group LLC, Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Oppenheimer Capital LLC, Oppenheimer Group, Inc., Pacific Investment Management Company LLC, PFP Holdings Inc., PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Global Advisors LLC, and PIMCO Global Advisors (Resources) Limited; Vice President and Controller of PIMCO Australia Pty Ltd, PIMCO Europe Limited, and PIMCO Japan Ltd.; and Treasurer of Allianz Global Investors U.S. Holding II LLC.

Colleen Martin	Senior Vice President and Controller	Senior Vice President and Controller of Allianz Global Investors Advertising Agency Inc., Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors of America Holdings Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Management Partners LLC, Allianz Global Investors NY Holdings LLC, Allianz Global Investors Solutions LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors NY Holding II, LLC, Allianz Global Investors U.S. Retail LLC, Allianz Hedge Fund Partners Holding L.P., NFJ Investment Group LLC, Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Oppenheimer Capital LLC, Oppenheimer Group Inc., PFP Holdings Inc., PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Global Advisers LLC, PIMCO Global Advisors (Resources) Limited; Controller of Stocks Plus Management Inc.; Chief Financial Officer, Financial Operations Principal, Senior Vice President and Controller of Allianz Global Investors Distributors LLC; and Chief Financial Officer and Financial Operations Controller of Nicholas-Applegate Securities LLC; and Controller of Allianz Global Investors U.S. Holding II LLC.

Albert A. Pisano	Senior Vice President and Chief Compliance Officer	Senior Vice President of Allianz Global Investors of America L.P.

Kellie E. Davidson	Assistant Secretary	Assistant Secretary of Allianz Global Investors Advertising Agency Inc., Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors of America Holdings Inc., Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Management Partners, LLC, Allianz Global Investors NY Holdings LLC, Allianz Global Investors Solutions LLC, Allianz Global Investors U.S. Holding II LLC, Allianz Global Investors U.S. Retail LLC, Allianz Hedge Fund Partners Holding L.P., NFJ Investment Group LLC, Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Oppenheimer Capital LLC, Oppenheimer Group, Inc., PFP Holdings Inc., PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Global Advisors LLC, and PIMCO Global Advisors (Resources) Limited.

Name	Position with AGIFM	Other Connections
Richard Corcoran	Senior Vice President	None.

Scott Whisten	Senior Vice President	None.

Pamela Wooster	Senior Vice President	None.

Richard J. Lavery	Vice President	None.

Orhan Dzemaili	Vice President	None.

Lydia Lawrence	Assistant Vice President	None.

Manuel Madero	Assistant Vice President	None.

Daisy S. Ramraj-Singh	Assistant Vice President	None.

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive, Suite 300

Newport Beach, CA 92660

Name	Position with PIMCO	Other Connections
Adamee, Filip	Vice President, PIMCO

Adatia, Tina	Vice President, PIMCO

Afrasiabi, Mark S.	Senior Vice President, PIMCO

Agredano, Carlos	Vice President, PIMCO

Akerberg, Oskar	Vice President, PIMCO

Agrawal, Shantance	Vice President, PIMCO.	Formerly, Consulting Financial Analyst, White & Case LLP.

Aguirre, Steve	Vice President, PIMCO

Allamanis, Georgios	Vice President, PIMCO

Althof, Michael	Vice President, PIMCO

Amey, Mike	Executive Vice President, PIMCO.

Ananthanarayanan, Mangala V.	Vice President, PIMCO

Anctil, Stacie D.	Senior Vice President, PIMCO; Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust and ETF Trust

Anderson, Joshua M.	Executive Vice President, PIMCO

Andrews, David S.	Executive Vice President, PIMCO

Anochie, Kwame A.	Vice President, PIMCO

Arif, Hozef	Vice President, PIMCO

Arnold, Tammie J.	Managing Director, PIMCO

Arora, Amit	Senior Vice President, PIMCO	formerly Executive Director, J.P. Morgan

Baker, Brian P.	Managing Director, PIMCO; Director, PIMCO Asia Pte Ltd. And PIMCO Asia Limited (Hong Kong)

Balls, Andrew Thomas	Executive Vice President, PIMCO

Bansal, Sharad	Senior Vice President, PIMCO

Barnes, Donna E.	Vice President, PIMCO

Bothurst, Anna	Vice President, PIMCO

Beard, Christopher	Vice President, PIMCO

Beaumont, Stephen B.	Executive Vice President, PIMCO

Beck, Lee Davison	Senior Vice President, PIMCO	formerly Senior Vice President, Allianz Global Investors Distributors

Benson, Sandra M.	Vice President, PIMCO

Benz II, William R.	Managing Director, PIMCO

Ben-Zvi, Kfir	Vice President, PIMCO	Executive Vice President, PIMCO

Berman, Scott	Senior Vice President, PIMCO	formerly Vice President, JPMorgan Chase Proprietary Positioning Business

Berndt, Andreas	Senior Vice President, PIMCO

Bertolo, Matteo	Vice President, PIMCO

Bhansali, Vineer	Managing Director, PIMCO

Bierman, Dave H.	Vice President, PIMCO

Bishop, Gregory A.	Executive Vice President, PIMCO

Blair, David James	Senior Vice President, PIMCO

Blau, Volker	Executive Vice President, PIMCO

Blomenkamp, Felix	Senior Vice President, PIMCO

Blute, Ryan Patrick	Senior Vice President, PIMCO

Bodereau, Philippe	Executive Vice President, PIMCO

Boehm, Timo	Vice President, PIMCO

Bolton, Laurence Edwin	Vice President, PIMCO	formerly Senior Associate, Dechert LLP

Bosner, Zeljka	Vice President, PIMCO

Bosomworth, Andrew	Executive Vice President, PIMCO

Boyd,C Robert	Vice President, PIMCO

Bradshaw, Myles E.	Senior Vice President, PIMCO

Brandl, Michael	Vice President, PIMCO

Braun, David L.	Senior Vice President, PIMCO	formerly Executive Vice President and Chief Risk Officer, The Hartford - Hartford Investment Management Co.

Brenner, Matthew H.	Vice President, PIMCO

Bridwell, Jennifer S	Managing Director, PIMCO

Bright, John	Vice President, PIMCO

Brittain, WH Bruce	Executive Vice President, PIMCO

Broadwater, Kevin M.	Senior Vice President, PIMCO

Brons, Jelle	Vice President, PIMCO

Brown, Erik C.	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust and ETF Trust. Vice President, StocksPLUS Management Inc.

Brownell, Mike	Vice President, PIMCO

Brune, Christopher P.	Vice President, PIMCO

Bui, Giang H.	Senior Vice President, PIMCO

Burdian, Michael R.	Vice President, PIMCO

Burns, Michael A.	Senior Vice President, PIMCO.

Burns, Robert	Vice President, PIMCO

Byer, Jeffrey A.	Vice President, PIMCO

Callin, Sabrina C.	Managing Director, PIMCO

Caltagirone, Christopher	Vice President, PIMCO

Cantrill, Elizabeth D.	Vice President, PIMCO

Carnachan, Robert Scott	Senior Vice President, PIMCO and PIMCO Asia PTE Limited

Cavalieri, John R.	Senior Vice President, PIMCO

Chen, Wing-Harn	Vice President, PIMCO

Cheng, Audrey	Vice President, PIMCO	formerly Associate, Morrison & Foerster, LLP

Chin, Tracy	Vice President, PIMCO and PIMCO Asia PTE Limited

Chipp, William	Senior Vice President, PIMCO

Chopra, Amit	Vice Presdient, PIMCO

Clarida, Richard H	Executive Vice President, PIMCO

Clark, Raymond Matthew	Senior Vice President, PIMCO

Clarke, James Robert	Vice President, PIMCO

Colasuonno, Richard T.	Vice President, PIMCO

Colter Jr., Eugene M.	Senior Vice President, PIMCO	formerly Editorial Director, Peppercorn

Conseil, Cyrille R.	Executive Vice President, PIMCO

Cooke, Anthony H.	Vice President, PIMCO

Cornelius, Darryl P.	Vice President, PIMCO

Cortes Gonzalez, Ana	Vice President, PIMCO	formerly Portfolio Manager, Commerzbank AG

Crescenzi, Anthony	Senior Vice President, PIMCO	formerly Chief Bond Market Strategist, Partner and Chairman, Miller Tabak Asset Management

Cressy, Jonathan B.	Senior Vice President, PIMCO

Cumby III, William S.	Vice President, PIMCO	Formerly Trader, CMBS Capital Markets Desk

Cummings, John B.	Executive Vice President, PIMCO

Cupps, Wendy W.	Managing Director, PIMCO

Dada, Suhail H.	Managing Director, PIMCO

Dahlhoff, Juergen	Vice President, PIMCO

Damodaran, Kumaran	Senior Vice President, PIMCO	Formerly Senior Vice President, Lehman Brothers

Danielsen, Birgitte	Vice President, PIMCO

Darling, James	Senior Vice President, PIMCO	formerly, Vice President, Desjardins Securities Inc.

Das, Aniruddha	Vice President, PIMCO

David, Evan A.	Vice President, PIMCO

Davies, William	Senior Vice President, PIMCO	Formerly ABS Portfolio Manager, Axial Investments

Dawson, Craig A.	Managing Director, PIMCO; Director, PIMCO Europe Ltd.

De Bellis, Mary	Vice President, PIMCO

Della Marie, Katie	Vice President, PIMCO

De Leon, William	Executive Vice President, PIMCO

De Lorenzo, Nicola A.	Vice President, PIMCO

De Silva, Harin A.	Executive Vice President, PIMCO	Formerly Managing Director, Merrill Lynch & Co.

Devlin, Edward	Executive Vice President, PIMCO

Dewitt, Andrew	Vice President, PIMCO

Dialynas, Chris P.	Managing Director, PIMCO

Dilek, Burcin	Vice President, PIMCO

Dittrich, Hanno	Vice President, PIMCO	formerly Vice President, DWS Holdings & Service GmbH

Dombrovsky, Anton	Vice President, PIMCO

Dorff, David J.	Senior Vice President, PIMCO

Dorrian, Peter G.	Senior Vice President, PIMCO

Dorsten, Matthew P.	Vice President, PIMCO

Dubitsky, Rod S.	Executive Vice President, PIMCO	formerly Managing Director, Credit Suisse

Dugan, Travis J.	Vice President, PIMCO

Durham, Jennifer E.	Executive Vice President and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust

Dutta, Manish	Senior Vice President, PIMCO

Edler, Vernon	Senior Vice President, PIMCO

Edwards, Ben M.	Vice President, PIMCO

Eedes, Linda	Senior Vice President, PIMCO

El-Erian, Mohamed A.	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust.	Senior Vice President, the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly President and CEO of Harvard Management Co.

Ellis, Edward L.	Vice President, PIMCO

Eltz, Antoinette	Vice President, PIMCO

Emons, Ben	Senior Vice President, PIMCO	formerly, Vice President/Portfolio Manager, Nuveen Investments LLC

England, Jason S.	Senior Vice President, PIMCO

Estep, Bret W.	Vice President, PIMCO

Evans, Stefanie D.	Vice President, PIMCO

Fan, Derek Chung L.	Vice President, PIMCO

Feeny, Martin E.	Senior Vice President, PIMCO

Fejdasz, Melissa A.	Vice President, PIMCO

Ferber, Steven E.	Senior Vice President, PIMCO	formerly Executive Vice President, AST Capital Trust Company of Delaware

Fields, Robert A.	Senior Vice President, PIMCO

Finkenzeller, Thomas	Vice President, PIMCO

Fisher III, David N.	Executive Vice President, PIMCO	Formerly Managing Director, Halbis Capital Management

Fisher, Marcellus M.	Senior Vice President, PIMCO

Flaherty, Michael	Vice President, PIMCO

Flattum, David C.	Managing Director, General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust and ETF Trust

Forsyth, Andrew C.	Vice President, PIMCO

Fournier, Joseph A.	Executive Vice President, PIMCO

Fowler, Ellen	Vice President, PIMCO

Foxall, Julian	Senior Vice President, PIMCO

Frisch, Ursula T.	Senior Vice President, PIMCO

Froehlich, Frank	Vice President, PIMCO

Fuhrmann, Dorothee J.	Executive Vice President, PIMCO	formerly, Managing Director, Lehman Brothers International

Fulford III, Richard F.	Executive Vice President, PIMCO

Furusho, Hiroaki	Vice President, PIMCO

Galli, Leandro J.	Vice President, PIMCO

Gandolfi, Alessandro	Senior Vice President, PIMCO	formerly Director, Sanpaolo IMI Group

Garbuzov, Yuri P.	Senior Vice President, PIMCO

Garnett, Andrew	Vice President, PIMCO	formerly Director, UBS Global Asset Management (UK) Limited)

Getter, Christopher T.	Senior Vice President, PIMCO	formerly Emerging Market Debt Research Analyst, Fidelity Management & Research Co.

Gingrich, Robert M.	Vice President, PIMCO

Giurlani, Gian Luca	Senior Vice President, PIMCO	formerly Managing Director, Crosby Forsyth

Gleason, G. Steven	Executive Vice President, PIMCO

Gomez, Michael A.	Executive Vice President, PIMCO

Gould, Linda J	Senior Vice President, PIMCO

Gourley, Eric	Vice President, PIMCO

Grabar, Gregory S.	Senior Vice President, PIMCO

Grady, Myrrha H.	Vice President, PIMCO

Graham, Stuart T.	Senior Vice President, PIMCO	Formerly, Vice President & Managing Director, MFC Global Investment Management

Graves, Zoya S.	Vice President, PIMCO

Greenwald, Joe	Vice President, PIMCO

Greer, Robert J.	Executive Vice President, PIMCO

Griffiths, John	Senior Vice President, PIMCO	formerly Head of Pension Fund Development, Santander Global Banking & Markets

Grigorian, Arshavir	Vice President, PIMCO

Gross, Jared B.	Senior Vice President, PIMCO	formerly, Senior Vice President, Lehman Brothers

Gross, William H.	Managing Director, Chief Investment Officer and Executive Committee Member, PIMCO. Director and Vice President, StocksPLUS Management, Inc. Senior Vice President of PIMCO Funds, PIMCO Variable Insurance Trust and ETF Trust.

Gruben, Kristin L.	Vice President, PIMCO

Grzesik, Marco	Vice President, PIMCO

Gu, Haidi	Vice President, PIMCO

Gubner, Adam	Senior Vice President, PIMCO	Formerly Lead Portfolio Manager, Franklin Mutual Advisors, LLC

Gudefin, Anne E.	Executive Vice President, PIMCO	Formerly Co-Founder and Co-Portfolio Manager, AJL Capital Management LLC

Gupta, Sachin	Senior Vice President, PIMCO

Gupta, Shailesh	Senior Vice President, PIMCO

Haaf, Tim	Vice President, PIMCO

Hagmeier, William Robert	Vice President, PIMCO

Hally, Gordon C.	Executive Vice President, PIMCO

Hardaway, John P.	Executive Vice President, PIMCO. Vice President, StocksPLUS Management, Inc. Treasurer, the Trust, PIMCO Variable Insurance Trust and ETF Trust

Harris, Brent Richard	Managing Director and Executive Committee Member, PIMCO. Director and President, StocksPLUS Management, Inc. Trustee, Chairman and President of PIMCO Funds, PIMCO Variable Insurance Trust and ETF Trust. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II

Harumi, Kazunori	Executive Vice President, PIMCO

Hastings, Arthur J.	Senior Vice President, PIMCO. Vice President, StocksPLUS Management Inc.

Hauschild, Matthew R.	Vice President, PIMCO

Heimann, Ilan	Senior Vice President, PIMCO

Hayes, Ray C.	Senior Vice President, PIMCO

Heimann, Ilan	Senior Vice President, PIMCO

Helsing, Jeffrey	Senior Vice President, PIMCO

Heravi, Kaveh C.	Vice President, PIMCO

Herlan, Hans Joerg	Vice President, PIMCO

Hockswender, Thomas R.	Vice President, PIMCO	formerly Executive Director, JPMorgan

Hodge, Douglas M.	Managing Director and Chief Operating Officer, PIMCO; Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Europe Ltd., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd, PIMCO Japan Ltd. and PIMCO Asia Limited (Hong Kong)

Hofmann, Richard P.E.	Senior Vice President, PIMCO	formerly Analyst, Creditsights, Inc.

Holden, Brent L.	Managing Director, PIMCO

Holloway Jr., Dwight F.	Executive Vice President, PIMCO

Horne, Jonathan L.	Senior Vice President, PIMCO

Hsiang, Hwa-Ming	Vice President, PIMCO

Hu, Gang	Senior Vice President, PIMCO	formerly Director, Deutsche Bank

Huerta, Maryam	Vice President, PIMCO

Hyman, Daniel Herbert	Senior Vice President, PIMCO	Formerly, Vice President, Credit Suisse

Ing, Terrence	Vice President, PIMCO

Ivascyn, Daniel J.	Managing Director, PIMCO.

Jacobs IV, Lew W.	Managing Director, PIMCO

Jacobs, Brian H.	Vice President, PIMCO

Jessop, Andrew R.	Executive Vice President, PIMCO	formerly Managing Director, Goldman Sacs Asset Management

Johnson, Eric D	Senior Vice President, PIMCO

Johnson, Kelly	Vice President, PIMCO

Johnson, Nicholas, J.	Senior Vice President, PIMCO

Jones, Jeff	Vice President, PIMCO	formerly, Head of Leadership Assessment & Development Group, HSBC Holding PLC

Jones, Steven L.	Vice President, PIMCO. Vice President, StocksPLUS Management Inc.

Jordan, Daniel V.	Vice President, PIMCO

Kakuchi, Tadashi	Senior Vice President, PIMCO

Karpov, Natalie	Vice President, PIMCO

Kashkari, Neel T.	Managing Director, PIMCO	formerly Assistant Secretary, U.S. Treasury Department

Katz, Ulrich	Senior Vice President, PIMCO

Kavafyan, Constance	Senior Vice President, PIMCO

Keck, Andreas	Senior Vice President, PIMCO

Kellerhals, Philipp	Senior Vice President, PIMCO

Kelly, Benjamin Marcus	Senior Vice President, PIMCO

Kennedy, Gregory J.	Vice President, PIMCO	Formerly Research Analyst, RedRock Capital Management, LLC

Kersman, Alec	Senior Vice President, PIMCO

Kezelman, Jason M	Vice President, PIMCO

Kiesel, Mark R.	Executive Vice President, PIMCO

Kim, Aaron	Vice President, PIMCO	formerly Executive Director and Counsel, JPMorgan Chase Bank, N.A.

Kim, Lisa	Vice President, PIMCO

King Jr., John Stephen	Senior Vice President, PIMCO. Vice President, Senior Counsel, and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust and ETF Trust

King, Stephanie Lorraine	Executive Vice President, PIMCO

Kingston, Rafer A.	Vice President, PIMCO

Kirkbaumer, Steven P.	Senior Vice President, PIMCO

Kirkowski, John J.	Vice President, PIMCO

Kishimoto, Yayoi	Vice President, PIMCO

Klug, Harald	Vice President, PIMCO

Komatsu, Hugo	Vice President, PIMCO

Komatsu, Mitsuaki	Senior Vice President, PIMCO

Korinke, Kimberley Grace	Senior Vice President, PIMCO

Korinke, Ryan P.	Senior Vice President, PIMCO

Kressin, Thomas	Senior Vice President, PIMCO

Kuhner, Kevin D.	Senior Vice President, PIMCO

Kumar, Mukund	Vice President, PIMCO

Kuraja, Antonija	Vice President, PIMCO

Lachhammer, Stefan	Vice President, PIMCO

Lackey, Warren M.	Senior Vice President, PIMCO

Lahr, Charles M.	Executive Vice President, PIMCO	formerly Analyst, Franklin Mutual Advisers LLC

Lang, Eddie	Vice President, PIMCO

Lange, Thomas	Vice President, PIMCO

Larsen, Henrik P.	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust and ETF Trust

LeBrun Jr., Richard R.	Senior Vice President, PIMCO; Assistant Secretary, StocksPLUS Management, Inc.

Lee, Alvin Lip Sin	Vice President, PIMCO

Lee, Robert Ru-Bor	Senior Vice President, PIMCO

Lehavi, Yanay	Executive Vice President, PIMCO

Leong, Chon-Ian	Vice President, PIMCO

Leong, Foong C.	Vice President, PIMCO

Lettich, Bruno J.	Executive Vice President, PIMCO	formerly Managing Director, Merrill Lynch & Co.

Li, Ji	Senior Vice President, PIMCO	formerly Vice President, Goldman Sachs

Lian, Chia Liang	Senior Vice President, PIMCO

Lilly III, Frederick V.	Vice President, PIMCO	formerly Vice President, Portfolio Manager, The Bank of New York

Linder, Astrid	Vice President, PIMCO

Linke, Gordon F.	Senior Vice President, PIMCO	formerly Strategic Account Manager, Barclays Global Investors

Liwski, Michael V.	Vice President, PIMCO

Lofdahl, Christopher F.	Vice President, PIMCO

Loh, Cynthia E. Yue-Ling	Vice President, PIMCO

Loh, John J.	Senior Vice President, PIMCO

Long, Hui	Vice President, PIMCO	formerly Vice President, Countrywide Financial Corp.

Lopez, Joy L.	Vice President, PIMCO

Lopez, Rafael A.	Senior Vice President, PIMCO

Loriferne, Matthieu H. F.	Vice President, PIMCO

Louanges, Matthieu	Executive Vice President, PIMCO

Love, David B.	Vice President, PIMCO	formerly, Director, Treesdale Partners, LLC

Lowe, Erika Hayflick	Senior Vice President, PIMCO

Lown, David C.	Managing Director, PIMCO

Ludwig, Steven	Senior Vice President, PIMCO

Mak, Richard	Senior Vice President, PIMCO

Mandy, Alain	Vice President, PIMCO	formerly Audit Senior Manager/Director, PricewaterhouseCoopers

Manseau Guerdat, Chantal Marie-Helene	Vice President, PIMCO

Maoui, Idriss	Vice President, PIMCO	formerly Assistant Vice President, Barclays Capital

Marr, Brad	Vice President, PIMCO

Martel, Rene	Senior Vice President, PIMCO

Martin, Scott W.	Senior Vice President, PIMCO

Martini, Nadege	Vice President, PIMCO

Martinschledde, Juergen	Vice President, PIMCO

Masanao, Tomoya	Managing Director, PIMCO

Mather, Scott A.	Managing Director, PIMCO

Mayershofer, Veronika	Vice President, PIMCO

Mazzocchi, Bettina E.	Vice President, PIMCO	formerly, Vice President, Morgan Stanley

McCann, Patrick Murphy	Vice President, PIMCO

McCarthy, Sean M.	Vice President, PIMCO	formerly Senior Vice President, Lehman Brothers Inc.

McCray, Mark V.	Managing Director, PIMCO

McCulley, Paul A.	Managing Director, PIMCO

McDevitt, Joseph V.	Managing Director, PIMCO. Director and Chief Executive Officer, PIMCO Europe Limited.

McLenaghan, Matthew	Vice Presient, PIMCO

Mead, Robert	Executive Vice President, PIMCO

Meggers, Julie Ann	Senior Vice President, PIMCO

Merz, Frederic	Vice President, PIMCO

Metsch, Mark E.	Vice President, PIMCO

Mewbourne, Curtis A.	Managing Director, PIMCO

Meyn, Cynthia L.	Senior Vice President, PIMCO	formerly Managing Director, Morgan Stanley

Micali, Carlo	Vice President, PIMCO	formerly, Financial Analyst, Perlinski & Co.

Mierau, Kristion T.	Senior Vice President, PIMCO

Mieth, Roland	Vice President, PIMCO	formerly Emerging Markets Marketer/Structurer, JPMorgan

Miller Jr., Kendall P.	Senior Vice President, PIMCO

Miller, John M.	Managing Director, PIMCO

Millimet, Scott A.	Executive Vice President, PIMCO

Milo, Davida J.	Senior Vice President, PIMCO

Minaki, Haruki	Executive Vice President, PIMCO

Minamisawa, Hedetoshi	Vice President, PIMCO

Miny, Julie-Anna	Vice President, PIMCO

Mitchell, Gail	Senior Vice President, PIMCO

Mittal, Mohit	Senior Vice President, PIMCO

Moeljanto, Lanny H.	Vice President, PIMCO

Mogelof, Eric J.	Executive Vice President, PIMCO

Molloy, Carol	Vice President, PIMCO

Monson, Kristen S.	Executive Vice President, PIMCO

Moore, James F.	Executive Vice President, PIMCO

Morena, Robert	Executive Vice President, PIMCO	formerly Managing Director, JPMorgan Asset Management

Morrison, John E.	Vice President, PIMCO

Moyer, Stephen G.	Senior Vice President, PIMCO	formerly Director, Tennenbaum Capital Partners, LLC

Muehlethaler, Jeffrey Charles	Vice President, PIMCO	formerly Vice President, Deutsche Bank

Mukherji, Raja	Senior Vice President, PIMCO	formerly Senior Research Analyst, Chatham Asset Management

Mulcahy, Matthew J.	Senior Vice President, PIMCO

Murano, Yuko	Vice President, PIMCO

Murata, Alfred T.	Executive Vice President, PIMCO

Murray, John W.	Senior Vice President, PIMCO	formerly Vice President, JER Partners

Nabors, Robin	Senior Vice President, PIMCO

Nambimadom, Ramakrishnan S.	Senior Vice President, PIMCO

Nest, Matthew J.	Senior Vice President, PIMCO

Neumeyer, Christopher D.	Vice President, PIMCO	Formerly Investment Analyst, The Blackstone Group, L.P.

Ng, Albert K.	Vice President, PIMCO

Nguyen, Tommy D.	Vice President, PIMCO

Nicholls, Steven B.	Senior Vice President, PIMCO

Nieves, Roger O.	Senior Vice President, PIMCO

Nojima, Sachiko	Vice President, PIMCO

Nunziata, Cristina	Vice President, PIMCO

O’Connell, Gillian	Senior Vice President, PIMCO

Okamura, Shigeki	Senior Vice President, PIMCO

Okuma, Sachiko	Vice President, PIMCO

Okun, Eric A.	Executive Vice President, PIMCO

Olazabal, Joshua A.	Vice President, PIMCO

Oliva, Jennifer L.	Vice President, PIMCO

Ollenburger, Loren P.	Vice President, PIMCO

Ong, Arthur Y.D.	Executive Vice President, PIMCO; Secretary, StocksPLUS Management, Inc.; Secretary, PIMCO Canada Corp.

Ongaro, Douglas J.	Managing Director, PIMCO

Osses, Guillermo Ariel	Executive Vice President, PIMCO

Otterbein, Marie S.	Vice President, PIMCO

Otterbein, Thomas J.	Managing Director, PIMCO

Ozeki, Koyo	Executive Vice President, PIMCO

Padmanabhan, Lalantika	Vice President, PIMCO

Pagani, Lorenzo P.	Senior Vice President, PIMCO

Parikh, Bijal Y.	Managing Director, PIMCO

Parikh, Saumil H.	Executive Vice President, PIMCO

Park, Jung	Executive Vice President, PIMCO	formerly Senior Managing Director, Bear Stearns Asia Limited

Pascutti, Michael J.	Executive Vice President, PIMCO	Formerly Founding Partner, Sandelman Partners

Paulson, Bradley W.	Executive Vice President, PIMCO; Director, Vice President and Secretary, PIMCO Europe Ltd.; Director, PIMCO Asia Pte Ltd.;

Director, Vice President and Assistant Secretary, PIMCO Australia Pty Ltd.; Vice President and Secretary, PIMCO Japan Ltd.; Director, PIMCO Asia Limited (Hong Kong); and Assistant Secretary, PIMCO Canada Corp.

Pejavar, Sheila M.	Vice President, PIMCO

Perez, Iohan	Vice President, PIMCO

Perez, Keith	Senior Vice President, PIMCO

Philipp, Elizabeth M.	Executive Vice President, PIMCO

Phillipson, Daniel	Senior Vice President, PIMCO

Pickering, Natalie J.	Senior Vice President, PIMCO	Formerly Principal Senior Director of Business Development and Strategy, Barclays Global Investors.

Pimentel, Rudolph	Senior Vice President, PIMCO

Pont, Nicholas J.	Vice President, PIMCO

Porterfield, Mark J.	Executive Vice President, PIMCO

Posch, Brigitte	Executive Vice President, PIMCO	formerly Managing Director, Deutsche Bank

Pothalingam, Ketishwaran S.	Senior Vice President, PIMCO	formerly Credit Fund Manager, Threadneedle Asset Management

Potthof, Axel	Senior Vice President, PIMCO

Powers, William C.	Managing Director, PIMCO

Price, Rosamond J.	Vice President, PIMCO

Pricer, Jesse L.	Vice President, PIMCO

Putnicki, Matthew S.	Vice President, PIMCO

Putyatin, Vladyslav	Senior Vice President, PIMCO	formerly Director, Deutsche Bank AG

Qiao, Yi	Vice President, PIMCO

Qiu, Ying	Vice President, PIMCO	formerly Portfolio Manager, ING Investment Management

Qu, Wendong	Senior Vice President, PIMCO

Rahari, Pierre-Yves	Vice President, PIMCO

Rahman, Lupin	Vice President, PIMCO	Formerly, Policy Development and Review Economist, Sri Lanka

Ratner, Joshua D.	Senior Vice President, PIMCO.

Ravano, Emanuele	Managing Director, PIMCO

Reimer, Danelle J.	Vice President, PIMCO

Reimer, Ronald M.	Senior Vice President, PIMCO

Reisz, Paul W.	Senior Vice President, PIMCO

Repoulis, Yiannis	Senior Vice President, PIMCO

Reynolds, Joel D.	Vice President, PIMCO	Formerly Vice President, Income Research & Management

Rice, Thomas Edmund	Senior Vice President, PIMCO

Riendeau, Kevin	Vice President, PIMCO	formerly, Vice President, Morgan Stanley

Rodosky, Stephen A.	Managing Director, PIMCO

Rogers, William A.	Vice President, PIMCO

Rollins, Melody	Senior Vice President, PIMCO

Romano, Mark A.	Senior Vice President, PIMCO

Rowe, Cathy T.	Vice President, PIMCO

Rudolph, Lynn	Vice President, PIMCO

Ruebesam, Roland	Vice President, PIMCO

Ruthen, Seth R.	Executive Vice President, PIMCO

Sakane, Yoshiyuki	Vice President, PIMCO

Salastekar, Deepa A.	Vice President, PIMCO	formerly Managing Director, Bear, Stearns & Co., Inc.

Sargent, Jeffrey M.	Executive Vice President, PIMCO.

Schaus, Stacy Leigh	Senior Vice President, PIMCO

Schneider, Gero	Vice President, PIMCO

Schneider, Jerome M.	Executive Vice President, PIMCO	Formerly Senior Managing Director, Bear, Stearns & Co., Inc.

Schneider, Patrick	Vice President, PIMCO

Schuetz, Christian	Vice President, PIMCO

Schuetz, Patricia Ann	Vice President, PIMCO

Schulist, Stephen O.	Senior Vice President, PIMCO

Schultes, Adrian O.	Vice President, PIMCO

Schwab, Gerlinde	Vice President, PIMCO

Schwab, Stephen D.	Vice President, PIMCO	Formerly, Vice President, Fidelity Investments

Schwetz, Myckola	Senior Vice President, PIMCO

Scibisz, Iwona E.	Vice President, PIMCO

Scorah, Ian	Vice President, PIMCO

Seidner, Marc P.	Executive Vice President, PIMCO	formerly Managing Director, Domestic Fixed Income Portfolio Manager, Harvard Management Company

Sejima, Toru	Senior Vice President, PIMCO

Seksaria, Rahul M.	Senior Vice President, PIMCO

Senne, Verena	Senior Vice President, PIMCO

Serafino Jr., George P.	Vice President, PIMCO

Sesay, Therenah	Vice President, PIMCO

Shah, Sapna K.	Vice President, PIMCO

Shaw, Matthew D.	Senior Vice President, PIMCO

Sheehy, Erica H.	Senior Vice President, PIMCO

Shepherd, Julie M.	Vice President, PIMCO

Shiroyama, Taro	Vice President, PIMCO

Short, Jonathan D.	Executive Vice President, PIMCO

Simon, W Scott	Managing Director, PIMCO

Simonian, Joe	Vice President, PIMCO

Singal, Alka	Vice President, PIMCO

Singh, Anil	Vice President, PIMCO

Skobtsov, Ivan	Senior Vice President, PIMCO

Skov, Kimble	Vice President, PIMCO

Smith, Kenton Todd	Senior Vice President, PIMCO	formerly Vice President, First Horizon

Somersan-Coqui, Aylin	Senior Vice President, PIMCO

Sonner, Michael	Senior Vice President, PIMCO

Soto, Alyssa Michele	Vice President, PIMCO

Spajic, Luke	Executive Vice President, PIMCO

Spalding, Scott M.	Senior Vice President, PIMCO

Spandri, Tobias	Vice President, PIMCO

Spicijaric, Jennifer N.	Vice President, PIMCO

Springer, Jeffrey	Senior Vice President, PIMCO

Stack, Candice E.	Senior Vice President, PIMCO

Stancil, Thomas A.	Vice President, PIMCO	Formerly Partner, Ashland Partners & Co., LLP

Staub, Christian M.	Senior Vice President, PIMCO; Director, President, and Chief Compliance Officer, PIMCO (Switzerland) LLC

Stauffer, Christina	Vice President, PIMCO

Steele, Scott Patrick	Senior Vice President, PIMCO	formerly Chief Investment Officer, BMO Mutual Funds

Steiner, Jason R.	Vice President, PIMCO	Formerly Consultant, Centerline Capital Group.

Stracke, Christian	Managing Director, PIMCO	Formerly Senior Credit Strategist, CreditSights

Strauch, Joel Edward	Senior Vice President, PIMCO

Stravato, Richard	Vice President, PIMCO

Streiff, Thomas F.	Executive Vice President, PIMCO	formerly Managing Director, UBS Investment Bank

Strelow, Peter G	Executive Vice President, PIMCO

Struc, Alexandru	Vice President, PIMCO

Sun, Hao	Vice President, PIMCO

Suo, Yuanyuan	Vice President, PIMCO

Suskind, Donald W.	Senior Vice President, PIMCO.

Taborsky, Mark A.	Executive Vice President, PIMCO	formerly Managing Director of External Management, Harvard Management Company

Takano, Makoto	Managing Director, PIMCO; Director and President, PIMCO Japan Ltd.

Takeuchi, Ichiro	Senior Vice President, PIMCO

Takizuka, Hikaru	Vice President, PIMCO

Tam Joe	Vice President, PIMCO

Tamura, Maiko	Vice President, PIMCO	formerly Manager, AIG Japan Capital Investment Co., Ltd.

Tarman, Daniel	Executive Vice President, PIMCO

Telish, Christine M.	Vice President, PIMCO

Terry, Michael A.	Vice President, PIMCO	Formerly Vice President, Morgan Stanley

Tersin, Dominique	Vice President, PIMCO

Theodore, Kyle J.	Senior Vice President, PIMCO

Thompson, Michael Frazier	Senior Vice President, PIMCO

Thurston, Powell C.	Senior Vice President, PIMCO

Tiwari, Ashish	Vice President, PIMCO

To, Steven P.	Vice President, PIMCO

Toloui-Tehrani, Ramin	Executive Vice President, PIMCO

Tomlinson, Brian	Vice President, PIMCO

Tournier, Eve	Executive Vice President, PIMCO	formerly Managing Director, Deutsche Bank AG

Traber, Eva-Maria	Vice President, PIMCO

Tran, Loc K.	Vice President, PIMCO

Tredwell, Alonzo S.	Vice President, PIMCO

Trevithick, Natalie	Senior Vice President, PIMCO

Trinidad, Roni	Vice President, PIMCO

Trovato, Michael J.	Vice President, PIMCO

Tsubota, Shiro	Senior Vice President, PIMCO

Tyson, Richard E.	Executive Vice President, PIMCO

Tzemach, Y. Gayle	Vice President, PIMCO

Upadhyay, Nishant	Vice President, PIMCO

Vallarta-Jordal,Maria-Theresa F.	Senior Vice President, PIMCO

Vames, Steven	Vice President, PIMCO

van Akkeren, Marco	Senior Vice President, PIMCO	formerly Vice President, Goldman Sachs & Co.

van Bezooijen, Jeroen	Senior Vice President, PIMCO	formerly, Executive Director, Goldman Sachs

van De Zilver, Peter A.	Vice President, PIMCO

van Heel, Marc	Executive Vice President, PIMCO

van Zoelen, Henk Jan	Senior Vice President, PIMCO

Veit, Konstantin	Vice President, PIMCO

Velasco, Christine Ann	Vice President, PIMCO

Velicer, Erik A.	Vice President, PIMCO

Verma, Monica	Vice President, PIMCO

Viana, David	Senior Vice President, PIMCO

von der Linden, Greg	Vice President, PIMCO

Walenbergh, Mark	Vice President, PIMCO

Walker, Trent W.	Senior Vice President, PIMCO. Assistant Treasurer of PIMCO Funds, PIMCO Variable Insurance Trust and ETF Trust. Vice President, StocksPLUS Management Inc.

Walsh, Lauren R.	Vice President, PIMCO

Walther, Kasten	Vice President, PIMCO

Warner IV, Hansford B.	Vice President, PIMCO

Watchorn, Michael	Senior Vice President, PIMCO

Watford, Charles	Senior Vice President, PIMCO

Weinberger, Michele Deborah	Vice President, PIMCO	formerly Vice President, Goldman Sachs Asset Mgmt

Wendler IV, Paul F.	Vice President, PIMCO

Werber, Keith A.	Vice President, PIMCO	formerly, Vice President, Countrywide Securities Corporation

White, Timothy C.	Senior Vice President, PIMCO

Whitewolf, Lance E.	Vice President, PIMCO

Whitton, Bransby M.	Senior Vice President, PIMCO; Director, PIMCO Asia Pte Ltd.

Wild, Christian	Senior Vice President, PIMCO

Wildermuth, Paul T.	Vice President, PIMCO

Williams III, Charles A	Vice President, PIMCO

Williams, Jason A.	Vice President, PIMCO

Wilner, Mitchell W.	Senior Vice President, PIMCO

Wilson, John F.	Executive Vice President, PIMCO; Director, PIMCO Australia Pty Ltd.

Wilson, Susan L.	Managing Director, PIMCO

Winters, Kevin M.	Senior Vice President, PIMCO

Witt, Frank	Executive Vice President, PIMCO

Wittkop, Andrew T.	Senior Vice President, PIMCO

Wolf, Greggory S.	Senior Vice President, PIMCO

Wong, Tammy Nguyen	Vice President, PIMCO

Wood, George H.	Executive Vice President, PIMCO

Worah, Mihir P.	Executive Vice President, PIMCO

Xu, Jianghua	Vice President, PIMCO

Yamamoto, Shinichi	Senior Vice President, PIMCO

Yang, Jing	Vice President, PIMCO

Yasnov, Vadim I.	Vice President, PIMCO

Yildiz, Sadettin	Vice President, PIMCO

Yip, Jonathan	Vice President, PIMCO

Yip, Paul S.	Vice President, PIMCO	formerly Principal Database Admin/Architect, Yahoo, Inc.

Yoon, Jinhy	Vice President, PIMCO	Formerly Vice President, J.P.Morgan Securities Inc.

Yoon, Kenneth G.	Vice President, PIMCO

Young, Robert O.	Executive Vice President, PIMCO	formerly Managing Director, Global Capital Markets

Yu, Anna W.	Vice President, PIMCO

Yu, Cheng-Yuan	Executive Vice President, PIMCO

Yu, Walter	Vice President, PIMCO

Zerner, Mary	Vice President, PIMCO	formerly Senior Vice President, Lazard Asset Management Limited - London

Zhu, Changhong	Managing Director, PIMCO

Item 32:	Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105, Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, and/or PNC Global Servicing Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

Item 33:	Management Services

Not applicable.

Item 34:	Undertakings

1.	Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

NOTICE

A copy of the Agreement and Declaration of Trust of the Registrant, together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Registrant by any trustee or officer of the Registrant as a trustee or officer, as applicable, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the trustees of the Registrant or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 18th day of March, 2010.

PIMCO INCOME STRATEGY FUND II

By:	/S/ BRIAN S. SHLISSEL
Name:	Brian S. Shlissel
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Capacity	Date

/S/ BRIAN S. SHLISSEL	President and Chief Executive Officer	March 18, 2010
Brian S. Shlissel

/S/ LAWRENCE G. ALTADONNA	Treasurer and Principal Financial and Accounting Officer	March 18, 2010
Lawrence G. Altadonna

PAUL BELICA*	Trustee	March 18, 2010
Paul Belica

ROBERT E. CONNOR*	Trustee	March 18, 2010
Robert E. Connor

JAMES A. JACOBSON*	Trustee	March 18, 2010
James A. Jacobson

HANS W. KERTESS*	Trustee	March 18, 2010
Hans W. Kertess

JOHN C. MANEY*	Trustee	March 18, 2010
John C. Maney

WILLIAM B. OGDEN, IV*	Trustee	March 18, 2010
William B. Ogden, IV

Trustee
R. Peter Sullivan, III

* By:	/S/ BRIAN S. SHLISSEL
Brian S. Shlissel
Attorney-In-Fact
Date: March 18, 2010

INDEX TO EXHIBITS

Exhibit	Exhibit Name

(n)	Consent of PricewaterhouseCoopers LLP